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                                                              ASSETMARK FUNDS(R)










                                                                      Prospectus
                                                                October 28, 2003



Prospectus
October 28, 2003
                                                              ASSETMARK FUNDS(R)

                                                              Investment Advisor

                                             AssetMark Investment Services, Inc.

                                                 ASSETMARK LARGE CAP GROWTH FUND

                                                  ASSETMARK LARGE CAP VALUE FUND

                                             ASSETMARK SMALL/MID CAP GROWTH FUND

                                              ASSETMARK SMALL/MID CAP VALUE FUND

                                             ASSETMARK INTERNATIONAL EQUITY FUND

                                           ASSETMARK REAL ESTATE SECURITIES FUND

                                          ASSETMARK TAX-EXEMPT FIXED INCOME FUND

                                           ASSETMARK CORE PLUS FIXED INCOME FUND






This Prospectus covers the eight different Funds within the AssetMark Funds(R). You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the AssetMark Funds' Statement of Additional Information, which is incorporated by reference into this Prospectus.

The Securities and Exchange Commission has not approved or disapproved any of the above listed Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



                                Table of Contents

OVERVIEW.......................................................................1
ASSETMARK LARGE CAP GROWTH FUND................................................2
ASSETMARK LARGE CAP VALUE FUND.................................................3
ASSETMARK SMALL/MID CAP GROWTH FUND............................................4
ASSETMARK SMALL/MID CAP VALUE FUND.............................................6
ASSETMARK INTERNATIONAL EQUITY FUND............................................7
ASSETMARK REAL ESTATE SECURITIES FUND..........................................8
ASSETMARK TAX-EXEMPT FIXED INCOME FUND.........................................9
ASSETMARK CORE PLUS FIXED INCOME FUND.........................................10
PRINCIPAL RISKS OF INVESTMENT.................................................12
PERFORMANCE OF THE FUNDS......................................................16
FEES AND EXPENSES OF THE FUNDS................................................26
TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS............................27
MANAGEMENT OF THE FUNDS.......................................................27
VALUATION OF FUND SHARES......................................................41
PURCHASING FUND SHARES........................................................41
SELLING (REDEEMING) FUND SHARES...............................................42
EXCHANGE PRIVILEGE............................................................42
DISTRIBUTION OF FUND SHARES...................................................42
COUNSEL, INDEPENDENT AUDITORS AND SERVICE PROVIDERS...........................43
DISTRIBUTIONS AND TAXES.......................................................43
CONVERSION TO MASTER/FEEDER FUND STRUCTURE....................................45
FINANCIAL HIGHLIGHTS..........................................................46

PRIVACY POLICY

AssetMark Funds recognizes and respects your privacy expectations. We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed. Your privacy is important to us and we are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

OVERVIEW
This combined prospectus describes the eight separate mutual funds (each a "Fund" and collectively the "Funds") within AssetMark Funds(R) (the "Trust"), an open-end management investment company. Each Fund's assets are managed according to its own investment objectives, strategies and goals. Shares of the Funds are offered to investors on a no-load basis, without any front- or back-end sales charges. The Funds are designed primarily for investment by institutional investors and clients of registered investment advisors, broker/dealers and other financial institutions.



THE MULTI-ADVISOR APPROACH

Each Fund has its own distinct investment objectives, strategies and risks. The Funds' investment advisor, AssetMark Investment Services, Inc. (the "Advisor"), is responsible for constructing and monitoring the asset allocation and portfolio strategy for each Fund. Each Fund invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with the Fund's investment objectives and style. The potential risks and returns of the Fund vary with the degree to which a Fund invests in a particular market segment and/or asset class.

The Advisor believes that it is possible to enhance shareholder value by using one or more sub-advisory firms to manage various portions of the assets of a Fund, rather than simply employing a single firm. This "multi-advisor approach" is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining the skills of sub-advisors with complementary investment approaches. Except with respect to the AssetMark Core Plus Fixed Income Fund, the Advisor intends to manage the Funds in a "manager of managers" approach by selecting one or more sub-advisors to manage distinct segments of a market or asset class for each Fund based upon the Advisor's evaluation of the sub-advisor's expertise and performance in managing the appropriate asset class.

In addition, the Funds are designed to allow a sub-advisor to manage a portfolio with fewer securities than typically held in many traditional mutual funds. This strategy allows the sub-advisors to place greater emphasis on those securities in which they have the most conviction. The Funds are classified as non-diversified for purposes of federal mutual fund regulation, which means that they may invest in relatively few companies compared to other mutual funds. The Funds do, however, maintain their portfolios to meet the diversification requirements for mutual funds under the federal tax law. The investment styles and disciplines of the sub-advisors to each Fund are intended to complement one another. In constructing and overseeing the entire portfolio of a Fund, the Advisor provides investment guidelines to a sub-advisor for a specific portion of a Fund's assets, which may be more restrictive than those of the portfolio as a whole. The Advisor monitors the sub-advisors for adherence to the investment guidelines and to each Fund's specific investment objectives, policies and strategies.

ASSETMARK LARGE CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Large Cap Growth Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.


The Large Cap Growth Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000(R) Index was approximately $1.2 billion to $287 billion. The Fund's investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Large Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Large Cap Growth Fund may also invest up to 15% of its assets in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including the Nasdaq Stock Market ("NASDAQ"), that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.


Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company's industry or the market, and in light of certain characteristics of a company, such as:

o    consistent history of earnings stability and growth;

o    proprietary products, processes and/or services;

o    leadership positions in their markets;

o    strong balance sheet; and

o    experienced management.

Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe:

(1) have, or will likely develop, a historical record of consistent growth and stability of earnings;

(2)  are, or are likely to become, financially sound; or

(3)  are, or are likely to become, leaders in their respective industries.

These factors are not limiting factors in the selection of securities for the Large Cap Growth Fund. Based upon the foregoing, the Large Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.


ASSETMARK LARGE CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objectives
The investment objective of the AssetMark Large Cap Value Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Large Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of large capitalization companies. If the Large Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Large Cap Value Fund considers large capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 1000(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 1000(R) Index was approximately $1.2 billion to $287 billion. The Fund's investment in equity securities may include common stocks, preferred stocks, convertible securities and interests in real estate investment trusts (REITs). The convertible securities in which the Large Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Large Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a "value style" investment strategy. The market value of a "value stock" is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a "value stock" is based upon a comparison of the security's current market price to the company's fundamentals, such as:

o    price/earnings ratio;

o    dividend yield;

o    book value;

o    assets to liabilities ratio;

o    management ownership; and

o    price/cash flow.

In assessing value, the sub-advisors may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Large Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Basic industries may include, but are not limited to, transportation, industrials and utilities.


ASSETMARK SMALL/MID CAP GROWTH FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Growth Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Small/Mid Cap Growth Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies. If the Small/Mid Cap Growth Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Growth Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000(R) Index and the Russell Midcap(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000(R) Index was between $117 million to $1.2 billion, and the market capitalization of companies included in the Russell Midcap(R) Index was between $1.2 billion to $9.8 billion. The Small/Mid Cap Growth Fund's investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Growth Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Growth Fund may also invest up to 15% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.


Under the general supervision of the Advisor, each sub-advisor selects stocks of companies that it believes have potential for growth, in comparison to other companies in that particular company's industry or the market, and in light of certain characteristics of a company, such as:

o    leadership positions in their markets;

o    strong balance sheet;

o    experienced management;

o a demonstrated record of consistent earnings growth or the potential to grow earnings; and

o    proprietary products, processes and/or services.


Generally, the types of growth companies in which the Fund intends to invest are those that the sub-advisors believe: (1) are, or are likely to become, financially sound; (2) are, or are likely to become, leaders in their respective industries; or (3) have, or will likely develop, a historical record of consistent growth and stability of earnings.

These factors are not limiting factors in the selection of securities for the Small/Mid Cap Growth Fund. Based upon the foregoing, the Small/Mid Cap Growth Fund may have a significant portion of its assets in one or more market sectors, such as technology and health care.


ASSETMARK SMALL/MID CAP VALUE FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Small/Mid Cap Value Fund is capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Small/Mid Cap Value Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small-to-medium capitalization companies. If the Small/Mid Cap Value Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Small/Mid Cap Value Fund considers small-to-medium capitalization companies to be U.S. companies with a market capitalization within the range of those companies included in the Russell 2000(R) Index and the Russell Midcap(R) Index at the time of purchase. As of the latest reconstitution, the market capitalization of companies included in the Russell 2000(R) Index was between $117 million to $1.2 billion, and the market capitalization of companies included in the Russell Midcap(R) Index was between $1.2 billion to $9.8 billion. The Small/Mid Cap Value Fund's investment in equity securities may include common stocks, preferred stocks and convertible securities. The convertible securities in which the Small/Mid Cap Value Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Small/Mid Cap Value Fund may also invest up to 10% of its assets in ADRs, GDRs and securities of foreign companies. ADRs are equity securities traded on U.S. exchanges, including NSADAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

Under the general supervision of the Advisor, each sub-advisor selects stocks according to a "value style" investment strategy. The market value of a "value stock" is likely to be lower than the price of securities of other companies in its industry or market sector. The determination of whether a security of a particular company is a "value stock" is based upon a comparison of the security's current market price to the company's fundamentals, such as:

o    price/earnings ratio;

o    dividend yield;

o    book value;

o    assets to liabilities ratio;

o    management ownership; and

o    average daily trading volume.

In assessing value, the sub-advisor(s) may also consider earnings and dividend growth prospects, product positioning or market share, and risk and volatility of an industry. Based upon the foregoing, from time to time, the Small/Mid Cap Value Fund may have a significant portion of its assets in one or more market sectors, such as financial services and basic industries. Basic industries may include, but are not limited to, transportation, industrials and utilities.

ASSETMARK INTERNATIONAL EQUITY FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark International Equity Fund is to provide capital appreciation over the long term. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the International Equity Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities. If the International Equity Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The International Equity Fund's investments in equity securities may include common stocks, preferred stocks and convertible securities of companies of any size capitalization, headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. Generally, the International Equity Fund's assets will be invested in securities of companies located in developed countries. The International Equity Fund, however, may also invest up to 20% of its total assets in the equity securities of companies located in countries considered to have emerging markets or developing economies. The Fund considers emerging markets countries to be those defined as such by the World Bank International Financial Corporation or the Morgan Stanley Capital International (MSCI) Index. The convertible securities in which the International Equity Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated.


The International Equity Fund may also invest in depository receipts, including ADRs and GDRs. ADRs are equity securities traded on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. The present intention of the International Equity Fund is to invest all, or substantially all, of its assets in depositary receipts and in U.S. listed equity securities of non-U.S. companies.


By investing its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund attempts to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. The International Equity Fund may, from time to time, invest a significant portion of its assets in the securities of companies in one or more countries or regions. In that case, the International Equity Fund would be subject to the economic and market developments in those countries, such as Japan, or regions, such as Europe or Asia, to a greater extent than if it remained invested in a greater number of countries or geographical regions. Additionally, the International Equity Fund intends to invest in companies in five major sectors such as telecommunications, technology, consumer goods, financial services and other basic industries. The Fund will attempt to focus its investment in companies the sub-advisors believe represent the best values relative to their growth prospects by examining a company's sustainable growth rate in relation to that of its local market. In addition, the Fund may use index futures for hedging and/or asset allocation purposes, and currency futures for hedging purposes. The International Equity Fund does not intend to routinely hedge against currency risk or use index futures for hedging and/or asset allocation purposes.


ASSETMARK REAL ESTATE SECURITIES FUND
Investment Objectives and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Real Estate Securities Fund is capital appreciation over the long term. Current income is a secondary objective. These objectives are fundamental, which means that they cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.


Principal Investment Strategies
Under normal market conditions, the Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in securities of companies in the real estate industry. If the Real Estate Securities Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Real Estate Securities Fund will invest in U.S. real estate equity securities, which may include shares and units of beneficial interest of real estate investment trusts ("REITs"), preferred shares and convertible debt securities of real estate companies. The convertible securities in which the Real Estate Securities Fund may invest are those rated, at the time of purchase, in one of the three highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated. The Real Estate Securities Fund considers real estate securities to be those issued by companies principally engaged in the real estate business because they derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or because they invest at least 50% of their assets in such real estate.

The types of REITs in which the Real Estate Securities Fund may invest include equity, mortgage and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. Equity REITs generally exercise some degree of control over the operational aspect of their real estate investments, lease terms and property maintenance and repair. A mortgage REIT invests primarily in real estate mortgages that secure construction, development or long-term loans, and derives its income primarily from interest payments on credit it has extended. Hybrid REITs combine the characteristics of equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated that, under normal circumstances, a majority of the Real Estate Securities Fund's investments in REITs will consist of securities issued by equity REITs. The Real Estate Securities Fund will not invest more than 10% of its assets in mortgage REITs under normal circumstances.

The sub-advisors to the Real Estate Securities Fund select shares of REITs and other real estate securities by analyzing property sectors and individual companies within the selected property sectors. The sub-advisors to the Real Estate Securities Fund evaluate potential investments based on a variety of factors including:

o    overall investment strategy;
o    strength of company management;
o    fundamental analysis of financial statements; and
o    yields.



ASSETMARK TAX-EXEMPT FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Tax-Exempt Fixed Income Fund is to provide current income exempt from federal income tax by investing at least 80% of its assets in municipal securities, the interest on which is exempt from federal income tax and not subject to the alternative minimum tax ("AMT"). This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are not fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.


Principal Investment Strategies
Under normal circumstances, the Tax-Exempt Fixed Income Fund will invest its assets in intermediate to long-term municipal securities that are investment grade (or, in other words, rated within one of the four highest rating categories by a NRSRO or determined to be of comparable quality by the Fund's Advisor or sub-advisor if the security is unrated). Any tax-exempt interest income earned by the Tax-Exempt Fixed Income Fund will remain free from regular federal income tax when it is distributed, but may be subject to state and local taxation.

Municipal securities are debt obligations issued by or on behalf of the cities, districts, states, territories and other possessions of the United States that pay income exempt from regular federal income tax. Municipal securities are generally issued to finance public works, such as airports, highways, bridges, hospitals, schools, housing, streets, mass transportation projects and water and sewer works. Municipal securities are also issued to repay outstanding obligations, raise funds for general operating expenses, and make loans for other public institutions and facilities. Examples of municipal securities include:

o Tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

o    Municipal commercial paper and other short-term notes;

o Construction loan notes insured by the Federal Housing Administration and financed by the Federal or Government National Mortgage Associations;

o Participation interests in any of the above including municipal securities from financial institutions such as commercial and investment banks, savings associations and insurance companies to the extent that they pay tax-exempt interest;

o Bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;

o    Variable rate securities; and

o    Municipal bonds and leases.

The Tax-Exempt Fixed Income Fund may invest in intermediate to long-term municipal securities. Intermediate-term municipal securities are those securities that generally mature between three and ten years. Long-term municipal securities generally mature some time after ten years. Some of the securities in the Tax-Exempt Fixed Income Fund's portfolio may carry credit enhancements, such as insurance, guarantees or letters of credit. While these enhancements may provide additional protection for the timely payment of interest or principal of a municipal security, they do not protect against decreases in market value of the security, or in the share price of the Fund. Although the Tax-Exempt Fixed Income Fund is permitted to make taxable investments under the circumstances described under the heading "Temporary Defensive and Cash Investments," the Fund currently does not intend to generate income subject to regular federal income tax.



ASSETMARK CORE PLUS FIXED INCOME FUND
Investment Objective and Principal Investment Strategies

Investment Objective
The investment objective of the AssetMark Core Plus Fixed Income Fund is to provide current income consistent with low volatility of principal. This objective is fundamental, which means that it cannot be changed without shareholder approval. The investment strategies described below are non-fundamental, which means that they may be changed by action of the Board of Trustees of the Trust, without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Core Plus Fixed Income Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in shares of other investment companies (the "Underlying Funds") that invest in fixed income securities. If the Core Plus Fixed Income Fund changes this investment policy, it will notify shareholders at least 60 days in advance of the change.

The Core Plus Fixed Income Fund will primarily invest in Underlying Funds that invest in fixed income securities that are rated investment grade or better
(i.e., rated in one of the four highest rating categories by a NRSRO or determined to be of comparable quality by an Underlying Funds' investment advisor). In addition, the Core Plus Fixed Income Fund intends to invest a portion of its assets in Underlying Funds that invest in high-yield debt securities (sometimes called "junk bonds") and bonds issued by companies headquartered outside of the United States, or that derive more than 50% of their gross revenues outside of the United States, or have more than 50% of their assets outside of the United States. The Fund will invest substantially all of its assets in Underlying Funds that invest in fixed income securities, but may invest a small portion of its assets directly in fixed income securities. The Core Plus Fixed Income Fund intends to invest in Underlying Funds that hold the following types of fixed income securities:

o    U.S. and non-U.S. corporate bonds and debentures;

o    Mortgage-backed securities;

o    Receipts   involving  U.S.   Treasury   obligations   and  other  "stripped
     securities";

o Municipal securities of issuers located in all fifty states, the District of Columbia or other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations;

o    Obligations issued by supranational entities and foreign loan participants;

o Obligations issued by the U.S. Government and foreign governments and their agencies or instrumentalities;

o    Asset-backed securities;

o    Zero coupon, pay-in-kind or deferred payment securities;

o    Securities issued on a when-issued and a delayed-delivery basis; and

o    High yield debt securities (junk bonds).

The Advisor will attempt to monitor the Underlying Funds in which it invests with the intention of limiting the Core Plus Fixed Income Fund's exposure to fixed income securities of foreign corporations and foreign governments to 20% of the Core Plus Fixed Income Fund's total assets. Similarly, the Advisor will attempt to monitor the portfolio securities of the Underlying Funds in which the Core Plus Fixed Income Fund invests with the intention of limiting the Core Plus Fixed Income Fund's exposure to high-yield debt securities (junk bonds) to 20% of the Core Plus Fixed Income Fund's total assets. Because of delays in information available to the Fund and its Advisor, it may not be possible to assure that this desired level is maintained at all times. The fixed income securities held by the Underlying Funds in which the Core Plus Fixed Income Fund invests may have maturities of any length. The Fund (or the Underlying Funds) may also invest in futures, options and similar derivatives for hedging purposes.

The Core Plus Fixed Income Fund is currently a "fund of funds." The term "fund of funds" is typically used to describe an investment company, such as the Core Plus Fixed Income Fund, that pursues its investment objective by investing in other investment companies. In the future, as a means to achieve its investment objective, the Core Plus Fixed Income Fund may pursue an investment strategy of investing directly in securities instead of indirect investments through Underlying Funds.

Your cost of investing in a fund of funds will generally be higher than the cost of investing directly in shares of the Underlying Funds in which the Core Plus Fixed Income Fund invests. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Core Plus Fixed Income Fund invests in addition to the direct fees and expenses of the Core Plus Fixed Income Fund. Furthermore, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and, therefore, may increase the amount of taxes payable by you.



PRINCIPAL RISKS OF INVESTMENT
Mutual funds pool shareholders' money and, using professional investment managers, invest it in securities. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved. Because the value of your investment in a Fund will fluctuate, there is also a risk that you may lose money. The alphabetized table below provides the principal risks of investing in the Funds. The list that follows addresses common risks not previously described in the Funds' summaries. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.


                                                                                 Tax-   Core
o  Applicable               Large  Large Small/Mid Small/Mid Inter-   Real       Exempt Plus
-- Not Applicable           Cap    Cap   Cap       Cap       national Estate     Fixed  Fixed
                            Growth Value Growth    Value     Equity   Securities Income Income
                            Fund   Fund  Fund      Fund      Fund     Fund       Fund   Fund
--------------------------- ------ ----- --------- --------- -------- ---------- ------ ------
Credit Risks                  --     --    --        --         --      --        o        o
Derivatives Risks             --     --    --        --         o       --        --       o
Emerging Markets Risks        --     --    --        --         o       --        --       --
Foreign Securities Risks       o      o     o        o          o       --        --       o
Fund of Funds Risks           --     --    --        --         --      --        --       o
High-Yield Debt Securities    --     --    --        --         --      --        --       o
Risks
Interest Rate Risks           --     --    --        --         --      --        o        o
Liquidity Risks               --     --     o        o          o        o        --       --
Manager Risks                  o      o     o        o          o        o        o        o
Maturity Risks                --     --    --        --         --      --        o        o
Mortgage- and Asset-Backed    --     --    --        --         --      --        --       o
Securities Risks
Municipal Securities Risks    --     --    --        --         --      --        o        --
Non-Diversification Risks      o      o     o        o          o        o        o        o
Real Estate Industry          --     --    --        --         --       o        --       --
Concentration Risk
Real Estate Investment        --      o    --        --         --       o        --       --
Trust Risks
Sector Focus Risks             o      o     o        o          o       --        --       --
Small and Medium              --     --     o        o          o        o        --       --
Capitalization Risks
Stock Market Risks             o      o     o        o          o        o        --       --
Tax Risks                     --     --    --        --         --      --        o        --


o Credit Risk: Individual issues of fixed income securities may be subject to the credit risk of the issuer. This means that the issuer of a fixed income security or, in the case of a municipal security, the underlying municipality, may experience financial problems causing it to be unable to meet its payment obligations. This would reduce the income available for distribution to shareholders as well as the value of a Fund's shares.

o Derivatives Risks: The Core Plus Fixed Income Fund (or the Underlying Funds) may utilize derivatives, such as futures and options, for hedging purposes. Futures and options are considered derivative investments, since their value depends on the value of the underlying asset to be purchased or sold. The Core Plus Fixed Income Fund's (or an Underlying Fund's) investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Core Plus Fixed Income Fund (or an Underlying Fund) enters into these transactions, its success will depend on the manager's ability to predict market movements. The International Equity Fund may use stock index and currency futures contracts. Stock index futures contracts are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's investment securities may differ substantially from the changes when it established the hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract. Currency futures contracts may be used to hedge currency risks. Hedging currency risks involves the risk of mismatching the Fund's obligations under a futures contract with the value of securities denominated in a particular currency.

o Emerging Markets Risks: In addition to the risks generally associated with investing in foreign securities, countries with emerging markets may also have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

o Foreign Securities Risks: The risks of investing in foreign securities can increase the potential for losses in a Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.

o Fund of Funds Risks: Applicable federal law prohibits the Core Plus Fixed Income Fund from acquiring shares of another investment company if, immediately after such acquisition, the Core Plus Fixed Income Fund and/or its affiliated persons would hold more than 3% of such investment company's total outstanding stock. This prohibition may prevent the Core Plus Fixed Income Fund from allocating its investment in the manner the Advisor considers optimal.

o    High-Yield  Debt  Securities  Risks:  High-yield  debt  securities or "junk bonds" are debt securities rated below investment grade by an NRSRO. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may effect their ability to meet their interest or principal payment obligations.

o Interest Rate Risks: The market value of fixed income securities will fluctuate with changes in interest rates. For example, when interest rates rise, the market value of fixed income securities declines. If the market value of the Tax-Exempt Fixed Income Fund's or Core Plus Fixed Income Fund's investments decreases, investors in those Funds may lose money.

o Liquidity Risks: The securities of many of the companies with small and medium size capitalizations may have less "float" (the number of shares that normally trade) and attract less market interest and, therefore, are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell the security. If that happens, a Fund may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on Fund performance.

o Manager Risks: Manager risk is the risk that the Advisor or one of a Fund's sub-advisors will do a poor job of selecting securities and thus fail to meet the Fund's investment objectives. As with any mutual fund, there can be no guarantee that a particular Fund will achieve its objectives.

o Maturity Risks: The Tax-Exempt Fixed Income Fund invests in municipal securities with intermediate to long-term maturities. The Core Plus Fixed Income Fund invests in Underlying Funds, which may invest in fixed income securities with a range of maturities. Generally, the longer a security's maturity, the greater the risk that interest rate fluctuations may adversely affect the value of the security.

o Mortgage-Backed and Asset-Backed Securities Risks: Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund holding such security may have to replace the security by investing the proceeds in a less attractive security. This may reduce such Fund's share price and its income distributions.

o Municipal Securities Risks: The ability of the Tax-Exempt Fixed Income Fund to achieve its investment objective depends on the ability of the issuers of the municipal securities, or any entity providing a credit enhancement, to continue to meet their obligations for the payment of interest and principal when due. Any adverse economic conditions or developments affecting the states or municipalities that issue the municipal securities in which the Fund invests could negatively impact the Fund.

o Non-Diversification Risks: Each Fund is a non-diversified investment company, which means that more of a Fund's assets may be invested in the securities of a single issuer than a diversified investment company. This may make the value of a Fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o Real Estate Industry Concentration Risk: The Real Estate Securities Fund concentrates its investments in the real estate industry. Concentration in the real estate industry will subject the Fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur that significantly affect the entire real estate industry and, thus, may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Real Estate Securities Fund will generally be subject to risks associated with direct ownership of real estate. These risks include decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Real Estate Securities Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

o Real Estate Investment Trust Risks: Some of the risks of equity and mortgage REITs are that the performance of such REITs depends on how well the REIT manages the properties it owns. An equity REIT holds equity positions in real estate and provides its shareholders with income from the leasing of its properties and capital gains from any sale of properties. Accordingly, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers of properties and passes any interest income earned to its shareholders. Accordingly, mortgage REITs may be affected by the quality of any credit extended. The Real Estate Securities Fund attempts to minimize these risks by selecting REITs diversified by sector (i.e., shopping malls, apartment building complexes, health care facilities) and geographic location.

o Sector Focus Risks: To the extent that a Fund focuses its investments in one or more sectors, it may be subject to the risks affecting that sector more than would a fund that invests in a wide variety of market sectors. The following describes the risks associated with the various sectors in which some of the Funds may focus:

     o Large Cap Growth Fund and Small/Mid Cap Growth Fund: The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may focus their investments in the technology or health care sectors. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion. Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are subject to risks related to legislative and regulatory action, which may affect profitability of companies in that sector.

     o Large Cap Value Fund and Small/Mid Cap Value Fund: The Large Cap Value Fund and Small/Mid Cap Value Fund may focus their investments in the financial services or basic industries sector. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

     o International Equity Fund: The International Equity Fund may focus its investments in one or more sectors, such as telecommunications, technology, consumer goods, financial services or basic industries. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty obtaining financing for necessary research and development or expansion. Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, all of which may impact the profitability of companies in that sector. Companies in the basic industries and consumer goods sectors are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

o Small and Medium Capitalization Risks: A Fund that invests in the equity securities of companies with small and medium size market capitalization is subject to certain risks. Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile, and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund's assets.

o Stock Market Risks: Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund's share price is likely to decline in value. A Fund's focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

o Tax Risks: The Tax-Exempt Fixed Income Fund may be more adversely impacted by changes in tax rates and policies than other mutual funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Therefore, any proposed or actual changes in such rates or exempt status can significantly affect the demand for, and supply, liquidity and marketability of, municipal obligations, which could in turn affect the Tax-Exempt Fixed Income Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

PERFORMANCE OF THE FUNDS


The performance information shown gives some indication of the risks of an investment in a Fund. Each Fund's bar chart illustrates the Fund's calendar year returns and the return for the nine months ended September 30, 2003. Each Fund's table compares the Fund's average annual returns with a broad measure of market performance and an index of funds with similar investment objectives. The information shown assumes reinvestment of dividends and distributions. Remember, a Fund's past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.


                         ASSETMARK Large Cap Growth Fund
                        Calendar Year Returns as of 12/31

[BAR CHART]
2002:   -27.36%


The Large Cap Growth Fund's calendar year-to-date return as of September 30, 2003 was 22.21%.

Best Quarter:                         Q4          2001         21.82%
Worst Quarter:                        Q3          2001        -26.20%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                               Year Ended December 31, 2002
---------------------------------------------- ---------------------------------
                                                One Year    Since Inception(6)
---------------------------------------------- --------- --------------------
Large Cap Growth Fund
     Return Before Taxes                          -27.36%         -24.64%
     Return After Taxes on Distributions(1)(2)    -27.36%         -24.64%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)             -16.80%         -19.41%
Russell 1000 Growth Index(4)                      -27.89%         -23.50%
Lipper Large-Cap Growth Funds Index(5)            -28.12%         -24.36%
---------------------------------------------- --------- --------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4) The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds, by portfolio practice, invest at least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ration, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)  The inception date of the Fund was June 29, 2001.

                         ASSETMARK Large Cap Value Fund
                        Calendar Year Returns as of 12/31



[BAR CHART]
2002:   -22.36%

The Large Cap Value Fund's calendar year-to-date return as of September 30, 2003 was 17.57%.


Best Quarter:                         Q2          2003         22.63%
Worst Quarter:                        Q3          2002        -23.48%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                 Year Ended December 31, 2002
----------------------------------------------- --------------------------------
                                                 One Year    Since Inception(6)
----------------------------------------------- ------------ -------------------
Large Cap Value Fund
     Return Before Taxes                           -22.36%         -15.09%
     Return After Taxes on Distributions(1)(2)     -22.57%         -15.30%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)              -13.73%         -12.06%
Russell 1000 Value Index(4)                        -15.52%         -13.27%
Lipper Large-Cap Value Funds Index(5)              -19.68%         -16.56%
----------------------------------------------- ------------ -------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4) The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. These funds, by portfolio practice, invest as least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(6)  The inception date of the Fund was June 29, 2001.

                       ASSETMARK Small/Mid Cap Growth Fund
                        Calendar Year Returns as of 12/31

[BAR CHART]
2002:   -30.97%



The Small/Mid Cap Growth Fund's calendar year-to-date return as of September 30, 2003 was 23.83%.


Best Quarter:                         Q4          2001         29.71%
Worst Quarter:                        Q3          2001        -28.30%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                Year Ended December 31, 2002
---------------------------------------------- ---------------------------------
                                                One Year    Since Inception(6)
---------------------------------------------- ------------ --------------------
Small/Mid Cap Growth Fund
     Return Before Taxes                          -30.97%         -25.48%
     Return After Taxes on Distributions(1)(2)    -30.97%         -25.48%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)             -19.01%         -20.06%
Russell 2500 Growth Index(4)                      -29.09%         -24.88%
Lipper Small-Cap Growth Funds Index(5)            -27.61%         -23.76%
---------------------------------------------- ------------ --------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.


(4) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forcasted gowth values. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.


(6)  The inception date of the Fund was June 29, 2001.

                       ASSETMARK Small/Mid Cap Value Fund
                        Calendar Year Returns as of 12/31

[BAR CHART]
2002:   -13.26%



The Small/Mid Cap Value Fund's calendar year-to-date return as of September 30, 2003 was 18.53%.


Best Quarter:                         Q2          2003         19.04%
Worst Quarter:                        Q3          2002        -16.26%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                Year Ended December 31, 2002
---------------------------------------------- ---------------------------------
                                                One Year    Since Inception(6)
---------------------------------------------- ------------ --------------------
Small/Mid Cap Value Fund
     Return Before Taxes                          -13.26%         -7.03%
     Return After Taxes on Distributions(1)(2)    -13.26%         -7.03%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)              -8.14%         -5.60%
Russell 2500 Value Index(4)                        -9.88%         -5.59%
Lipper Small-Cap Value Funds Index(5)             -11.21%         -6.71%
---------------------------------------------- ------------ --------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.


(4) The Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is an unmanaged index that is generally representative of smaller capitalization value stocks. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.


(6)  The inception date of the Fund was June 29, 2001.

                       ASSETMARK International Equity Fund
                        Calendar Year Returns as of 12/31

[BAR CHART]
2002:   -19.79%



The International Equity Fund's calendar year-to-date return as of September 30, 2003 was 18.39%.


Best Quarter:                         Q2          2003         18.44%
Worst Quarter:                        Q3          2002        -19.20%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                    Year Ended December 31, 2002
-------------------------------------------------- -----------------------------
                                                    One Year  Since Inception(6)
-------------------------------------------------- ---------- ------------------
International Equity Fund
     Return Before Taxes                              -19.79%       -16.74%
     Return After Taxes on Distributions(1)(2)        -19.90%       -16.82%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)                 -12.15%       -13.30%
Morgan Stanley Capital International EAFE Index(4)    -15.66%       -15.53%
Lipper International Funds Index(5)                   -13.84%       -14.21%
-------------------------------------------------- ---------- ------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4) The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States.

(6)  The inception date of the Fund was June 29, 2001.


                      ASSETMARK Real Estate Securities Fund
                        Calendar Year Returns as of 12/31

[BAR CHART]
2002:   4.35%

The Real Estate Securities Fund's calendar year-to-date return as of September 30, 2003 was 22.03%.


Best Quarter:                         Q2          2003         10.38%
Worst Quarter:                        Q3          2002         -7.51%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                Year Ended December 31, 2002
---------------------------------------------- ---------------------------------
                                                One Year    Since Inception(6)
---------------------------------------------- ------------ --------------------
Real Estate Securities Fund
     Return Before Taxes                            4.35%          4.57%
     Return After Taxes on Distributions(1)(2)      2.80%          2.88%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)               2.68%          2.83%
Wilshire REIT Index(4)                              3.60%          4.00%
Lipper Real Estate Fund Index(5)                    3.64%          3.32%
---------------------------------------------- ------------ --------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4) The Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts. The Index is comprised of companies whose charters are the equity ownership and operation of commercial real estate and that derive a minimum of 75% of revenue from stated operations. The Index is composed of 93 common stocks, selected for their market capitalization, source of revenue, and liquidity. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper Real Estate Fund Index is an equally weighted index of the largest 30 funds within the real estate funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.

(6) The inception date of the Fund was June 29, 2001.

                     ASSETMARK Tax-Exempt Fixed Income Fund
                        Calendar Year Returns as of 12/31

[BAR CHART]
2002:   9.52%


The Tax-Exempt Fixed Income Fund's calendar year-to-date return as of September 30, 2003 was 3.37%.


Best Quarter:                         Q3          2002          4.56%
Worst Quarter:                        Q4          2001         -1.22%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                               Year Ended December 31, 2002
---------------------------------------------- ---------------------------------
                                                One Year    Since Inception(6)
---------------------------------------------- ------------ --------------------
Tax-Exempt Fixed Income Fund
     Return Before Taxes                            9.52%          7.17%
     Return After Taxes on Distributions(1)(2)      9.52%          7.17%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)               6.66%          6.12%
Lehman Brothers Municipal Bond Index(4)             9.60%          7.84%
Lipper General Municipal Debt Fund Index (5)        8.62%          6.71%
---------------------------------------------- ------------ --------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4) Lehman Brothers Municipal Bond Index is a broad-based, total return index. The Index is comprised of 8.000 actual bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1984. Bonds are added to the Index and weighted and updated monthly, with a one-month lag. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper General Municipal Debt Fund Index tracks funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings.

(6)  The inception date of the Fund was June 29, 2001.

                      ASSETMARK CORE PLUS FIXED INCOME Fund
                        Calendar Year Returns as of 12/31

[BAR CHART]
2002:   7.72%


The Core Plus Fixed Income Fund's calendar year-to-date return as of September 30, 2003 was 4.96%.


Best Quarter:                         Q3          2001          3.47%
Worst Quarter:                        Q3          2003         -0.17%


--------------------------------------------------------------------------------
Average Annual Total Returns
                                                Year Ended December 31, 2002
---------------------------------------------- ---------------------------------
                                                One Year    Since Inception(6)
---------------------------------------------- ------------ --------------------
Core Plus Fixed Income Fund
     Return Before Taxes                            7.72%          7.43%
     Return After Taxes on Distributions(1)(2)      6.37%          5.99%
     Return After Taxes on Distributions
        and Sale of Fund Shares(1)(3)               4.70%          5.23%
Lehman Brothers Aggregate Bond Index(4)            10.26%         10.01%
Lipper General Bond Funds Index (5)                 6.10%          5.82%
---------------------------------------------- ------------ --------------------

(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2002, the highest ordinary income and short-term gain rate was 38.6% and the highest long-term gain rate was 20.0%. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)  "Return  After  Taxes  on  Distributions"   shows  the  effect  of  taxable
     distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.

(3) "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. A direct investment in an index is not possible. The Index is unmanaged and cannot be invested in directly. The Index does not reflect any deduction for fees, expenses or taxes.

(5) The Lipper General Bond Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that do not have any quality or maturity restrictions.

(6)  The inception date of the Fund was June 29, 2001.


FEES AND EXPENSES OF THE FUNDS
As an investor, you pay certain fees and expenses if you buy and hold shares of a Fund. The fees and expenses as of the fiscal year ended June 30, 2003 are described in the table below and are further explained in the example that follows:

SHAREHOLDER FEES (fees paid directly from your investment)

NONE

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                              Small/   Small/                               Core
                                             Large    Large   Mid      Mid     Inter-   Real       Tax-Exe  Plus
                                             Cap      Cap     Cap      Cap     national Estate     Fixed    Fixed
                                             Growth   Value   Growth   Value   Equity   Securities Income   Income
                                             Fund     Fund    Fund     Fund    Fund     Fund       Fund     Fund
Management Fees                              0.95%    0.95%   0.95%    1.00%   0.95%    0.95%      0.80%    0.75%
Distribution (Rule 12b-1) Fees               0.25%    0.25%   0.25%    0.25%   0.25%    0.25%      0.25%    0.25%
Other Expenses                               0.43%    0.41%   0.81%    0.95%   0.40%    0.82%      0.77%    0.41%
                                             -----    -----   -----    -----   -----    -----      -----    -----
Total Annual Fund Operating Expenses         1.63%    1.61%   2.01%    2.20%   1.60%    2.02%      1.82%    1.41%
     Less Expense Reimbursement             -0.14%   -0.12%  -0.42%   -0.61%  -0.01%   -0.53%     -0.53%   -0.12%
                                            ------   ------  ------   ------  ------   ------     ------   ------
Net Annual Fund Operating Expenses*          1.49%    1.49%   1.59%    1.59%   1.59%    1.49%      1.29%    1.29%
                                             =====    =====   =====    =====   =====    =====      =====    =====
------------------------------------------------------------------------------------------------------------------

* The Advisor has entered into an Expense Waiver and Reimbursement Agreement dated May 11, 2001, with the Trust on behalf of each Fund. Under the Expense Waiver and Reimbursement Agreement, the Advisor has agreed to waive its fees and/or bear expenses for each Fund to the extent that its Total Annual Fund Operating Expenses exceed the Net Annual Fund Operating Expenses shown above. The Advisor may recapture any fees it has waived or any expenses it has borne within a three-year period. The Expense Waiver and Reimbursement Agreement shall continue in effect until October 31, 2004.

EXPENSE EXAMPLE

The following Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year. The 1 year dollar amounts and the dollar amounts for the first year of the 3, 5 and 10 year columns for each Fund reflect the "Net Annual Fund Operating Expenses" of each Fund that result from the contractual expense waiver and reimbursement. The second and later years within the 3, 5 and 10 year columns for each Fund reflect the "Total Annual Fund Operating Expenses" of each Fund without any waivers or reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs for each Fund would be:

Fund                           1 Year    3 Years   5 Years      10 Years
---------------------------- ---------- --------- ---------- ---------------
Large Cap Growth Fund           $152      $471       $813        $1,779
Large Cap Value Fund            $152      $471       $813        $1,779
Small/Mid Cap Growth Fund       $162      $502       $866        $1,889
Small/Mid Cap Value Fund        $162      $502       $866        $1,889
International Equity Fund       $162      $502       $866        $1,889
Real Estate Securities Fund     $152      $471       $813        $1,779
Tax-Exempt Fixed Income Fund    $131      $409       $708        $1,556
Core Plus Fixed Income Fund     $131      $409       $708        $1,556

TEMPORARY DEFENSIVE POSITIONS AND CASH INVESTMENTS
Each Fund may from time to time have a portion of its assets invested in cash or cash equivalents, such as money market mutual funds or short-term, high-quality investment grade securities. The Funds may invest in cash or cash equivalents while looking for suitable investment opportunities or while waiting to invest monies received from purchases of the Fund's shares or from the sale of its portfolio securities. Cash equivalents purchased by a Fund will be rated in one of the four highest ratings categories by Standard & Poor's, Moody's Investor Service, Inc., Fitch Inc. or another NRSRO. Under normal market conditions, each Fund may hold cash or cash equivalents, such as:

o    Money market mutual funds

o    Commercial paper

o    Certificates of deposit, demand and time deposits and banker's acceptances

o    U.S. Government securities (e.g., U.S. Treasury obligations)

o    Repurchase agreements

In addition, each Fund is permitted to invest up to 100% of its assets in cash or cash equivalents as a temporary defensive position during adverse market, economic, political or other conditions in order to protect the value of its assets or maintain liquidity. A Fund may not achieve its investment objectives to the extent that it engages in such a temporary, defensive strategy.

MANAGEMENT OF THE FUNDS

Investment Advisor
AssetMark  Investment  Services,   Inc.  (the  "Advisor"),   2300  Contra  Costa
Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, serves as the investment advisor to each of the Funds. The Advisor is registered as an investment advisor with the U.S. Securities and Exchange Commission ("SEC"). The Advisor provides investment consulting and administrative services to financial intermediaries and currently administers in excess of $2.7 billion in assets, including mutual funds and privately managed accounts.

The Advisor supervises and directs each Fund's investments and allocates a certain percentage of each Fund's (except the Core Plus Fixed Income Fund's) assets to one or more sub-advisors. The Advisor has ultimate responsibility (subject to oversight by the Trust's Board of Trustees) to oversee the sub-advisors and recommends their hiring, termination and replacement. The Advisor directly selects the Underlying Funds in which the Core Plus Fixed Income Fund will invest.

The Advisor has overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, and subject to review and approval by the Board: (i) sets the Fund's overall investment strategies; (ii) evaluates, selects and recommends sub-advisors to manage all or part of a Fund's assets; (iii) when appropriate, allocates and reallocates a Fund's assets among sub-advisors; (iv) monitors and evaluates the performance of sub-advisors, including their compliance with the investment objectives, policies, and restrictions of the Funds; and (v) implements procedures to ensure that the sub-advisors comply with the Fund's investment objectives, policies and restrictions.

The Advisor is entitled to an annual fee from each Fund for its services according to the following table:

                                                  Advisory Fee
                                              (as a percentage of
                     Fund:                 average daily net assets):
      ------------------------------------ ---------------------------
      Large Cap Growth Fund                          0.95%
      Large Cap Value Fund                           0.95%
      Small/Mid Cap Growth Fund                      0.95%
      Small/Mid Cap Value Fund                       1.00%
      International Equity Fund                      0.95%
      Real Estate Securities Fund                    0.95%
      Tax-Exempt Fixed Income Fund                   0.80%
      Core Plus Fixed Income Fund                    0.75%

The Advisor has entered into a sub-advisory agreement with each sub-advisor and compensates each sub-advisor out of the investment advisory fees it receives from the applicable Fund. The Advisor has also entered into a Consulting Agreement with Wilshire Associates ("Wilshire"), a global investment firm specializing in investment strategies, consulting services and technology products, to provide research, including statistical information and economic data, to assist the Advisor in (i) selecting sub-advisors for the Funds and allocating a Fund's assets among sub-advisors; (ii) selecting the Underlying Funds in which the Core Plus Fixed Income Fund will invest; and (iii) making recommendations to the Board of Trustees of the Trust about hiring and changing sub-advisors. The Advisor is responsible for paying Wilshire's consulting fees. Finally, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to keep each of the Fund's expenses to a certain minimum for the period ending on October 31, 2004 (as described in the respective Fee Tables of each Fund). Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived fees and expenses borne for a three-year period under specified conditions.

Each sub-advisor makes investment decisions for the assets it has been allocated to manage. The Advisor, with the research assistance of Wilshire, oversees the sub-advisors for compliance with each of the Fund's investment policies and guidelines, and monitors each sub-advisor's adherence to its investment style. The Board of Trustees supervises the Advisor and the sub-advisors, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisors recommended by the Advisor. On May 6, 2002, the SEC issued an exemptive order that permits the Advisor, subject to certain conditions and approval by the Board of Trustees, but without shareholder approval, to hire new sub-advisors for new or existing Funds, change the terms of particular agreements with sub-advisors or continue the employment of existing sub-advisors after events that would otherwise cause an automatic termination of a sub-advisory agreement. Within 90 days of retaining a new sub-advisor, shareholders of any affected Fund will receive notification of the change. The order relieves the Funds from the requirement to disclose certain fees paid to sub-advisors (except to any sub-advisors affiliated with the Advisor) in documents filed with the SEC and provided to shareholders.

Sub-Advisors and Portfolio Managers
The following sub-advisors and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:

Large Cap Growth Fund:
TCW Investment Management Company ("TCW"), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Large Cap Growth Fund. TCW is a member of The TCW Group, Inc. ("TCW Group"), which is an indirect subsidiary of Societe Generale S.A. TCW Group is a group of affiliated global financial companies providing a broad range of international and U.S. equity and fixed income investment products and services for investors around the world. With a team of nearly 320 investment and administrative professionals located in Los Angeles, New York, Houston and San Francisco, the firm has a broad depth of knowledge, investment experience and research capability. The firm has approximately $84 billion under management or committed to management as of August 31, 2003.

TCW utilizes a "bottom-up" approach to identify securities for investment by the Fund. TCW utilizes a multi-factor investment strategy designed to identify opportunities not fully reflected in stock market valuations. These are: (1) superior business practices, (2) long-term trend analysis, and (3) valuation. Companies targeted for investment typically are those believed to have strong and enduring business models and defendable advantages over their competitors. TCW manages its allocated portion of the Large Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Glen E. Bickerstaff
     Group Managing Director, U.S. Equities
     Prior to joining TCW in 1998, Mr. Bickerstaff was a Vice President and Senior Portfolio Manager at Transamerica Investment Services, a Los Angeles-based investment management subsidiary of Transamerica Corporation from 1987 to 1998. While at Transamerica, Mr. Bickerstaff managed a pooled equity portfolio, corporate pension assets, institutional accounts and a mutual fund. Previously, he was a Vice President and Portfolio Manager with Lederer & Associates and Pacific Century Advisors, a subsidiary of Security Pacific Bank. Mr. Bickerstaff received a BS degree in Business Administration from the University of Southern California.

o    Brian M. Beitner, CFA
     Managing Director, Director of U.S. Equities Research
     Prior to joining TCW in 1998, Mr. Beitner was a Senior Vice President with Scudder Kemper Investments from 1990 to 1998. Mr. Beitner holds a BS degree in Public Administration and an MBA degree from the University of Southern California. He is a Chartered Financial Analyst and past President of the Security Analysts of San Francisco.

o    Leigh R. Crawford
     Managing Director, U.S. Equities
     Mr. Crawford joined the TCW Equities Research Department in 1994 where he made substantial contributions analyzing various industries including financials, technology and autos. In 1999, he joined the Concentrated Core team as a dedicated Product Research Analyst. Before TCW, he spent several years at the University of California at Berkeley, where he studied
     Mathematics, Literature and Language. Mr. Crawford holds a BA degree in Mathematics and Literature from Claremont McKenna College.

o    Craig C. Blum, CFA
     Senior Vice President, U.S. Equities
     Mr. Blum joined the TCW Equities Research Department in 2000. Previously, he worked in both the High Yield and Mortgage-Backed Securities Groups as part of the firm's Associate Program. Prior to that, he was employed by PMAC Capital Markets, PaineWebber, and Merrill Lynch. Mr. Blum received his BS in Applied Mathematics and Computing from the University of California at Los Angeles and his MBA in Finance from the Anderson Graduate School of Management at the University of California at Los Angeles. He is a Chartered Financial Analyst.

o    Stephen A. Burlingame
     Senior Vice President, U.S. Equities
     Prior to joining TCW in 2000, Mr. Burlingame was an Equities Analyst at Brandywine Asset Management. He also worked as an Equities Analyst at Samuel James Limited. Mr. Burlingame graduated cum laude from Claremont McKenna College with a BA in Economics.


Atlanta Capital Management Company, LLC ("Atlanta"), 1349 West Peachtree Street, Atlanta, Georgia, 30309, is one of two sub-advisors for the Large Cap Growth Fund. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $8.2 billion in assets under management as of August 31, 2003. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta manages its allocated portion of the Large Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Daniel W. Boone, III, CFA,
     Managing Partner and Member of the Executive Committee
     Mr. Boone's primary responsibilities are in equity portfolio management, oversight of client service activities and as co-head of the equity management team. Mr. Boone joined Atlanta Capital in 1976. Prior to joining Atlanta Capital he was with the international firm of Lazard Freres in New York. His responsibilities included portfolio management of institutional funds and securities research. Prior to that he was an analyst with the Wellington Management Company in Philadelphia for the Windsor and Gemini mutual funds. Mr. Boone is a former U.S. Army officer. He is a graduate of Davidson College and holds an MBA degree from the Wharton School of the University of Pennsylvania where he graduated with distinction. Mr. Boone is a member of the Board of Governors of the Investment Counsel Association of America (ICAA), a past president of the Atlanta Society of Financial Analysts and is a Chartered Investment Counselor.

o    William R. Hackney, III, CFA
     Managing Partner and Member of the Executive Committee
     Mr. Hackney's responsibilities include equity portfolio management, co-head of the equity management team and oversight of operations and support. Mr. Hackney joined Atlanta Capital in 1995. Prior to joining Atlanta Capital, he was Senior Vice President and Chief Investment Officer of First Union Corporation's Capital Management Group in Charlotte, North Carolina. In this capacity he supervised the investment management of over $20 billion in institutional and individual assets. Mr. Hackney is a graduate of The University of North Carolina at Chapel Hill and holds an MBA degree from The Citadel in Charleston, South Carolina. He served as a U.S. Marine Corps officer during the Vietnam Era and retired with the rank of Colonel in the U.S. Marine Corps Reserve.

o    Marilyn Robinson Irvin, CFA
     Senior Vice President and Principal
     Ms. Irvin serves as a portfolio manager for the firm's equity products and as an analyst with responsibilities in computer services. Ms. Irvin joined Atlanta Capital in 1989. Prior to joining the firm, she was a Treasury Analyst and Fixed Income Trader for Consolidated Health Care in Richmond, Virginia. Ms. Irvin holds a Bachelor of Business Administration degree and a Master of Science degree in finance from Georgia State University. She is actively involved with the Association of Investment Management and Research. She is also a Certified Cash Manager.

o    Paul J. Marshall, CFA
     Vice President
     Mr. Marshall serves as Director of Research and has fundamental research responsibilities that include coverage of the software industry. Additionally, he has portfolio management responsibilities for Atlanta Capital's small cap and mid cap products. Mr. Marshall joined Atlanta Capital in 2000. Prior to joining the firm, he was a portfolio manager with Bank of America Capital Management and was responsible for managing the Nations Capital Growth Fund. Mr. Marshall earned a Bachelor of Science degree in economics from Vanderbilt University and also holds an MBA degree from the University of Notre Dame. He served as an officer in the United States Army.


Large Cap Value Fund:
Brandes Investment Partners, LLC ("Brandes"), 11988 El Camino Real, Suite 500, San Diego, California, 92130, is a registered investment advisor founded in March 1974. As of June 30, 2003, Brandes' assets under management totaled $57.3 billion. Brandes manages its allocated portion of the Large Cap Value Fund's assets on a team basis.

Brandes is a bottom-up, value-oriented, equity manager. Brandes' philosophy is to choose stocks that are selling at a discount to its estimates of their intrinsic business value, thereby creating a margin of safety and an opportunity for superior performance with below average risk. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for its allocated portion of the Large Cap Value Fund's assets.


Davis Selected Advisers, L.P. ("Davis"), 2949 E. Elvira Road, Suite 101, Tucson, Arizona, 85706, Davis is an independent money management firm that specializes in Large Cap Value equities, catering to institutional and individual clients worldwide. With over $39 billion under management as of August 31, 2003, Davis applies its signature investment discipline of buying high-quality, growing businesses at value prices and holding them for the long-term. The firm looks for companies with sustainable growth rates selling at modest price multiples that have the potential to expand. This value-oriented approach used by Davis to manage its allocated portion of the Large Cap Value Fund's assets has been honed over 50 years and three generations of portfolio management.


o    Christopher C. Davis
     Portfolio Manager
     Mr. Davis has over fifteen years experience in investment management and securities research. Mr. Davis joined Davis in 1989 after working as a securities analyst, and now directs the portfolio management of Davis' large cap equity and financial stock portfolios along with Kenneth C. Feinberg. He received his MA degree from the University of St. Andrews in Scotland.

o    Kenneth C. Feinberg
     Portfolio Manager
     Mr. Feinberg is Portfolio Manager for all large cap value equity and financial stock portfolios at Davis. He joined Davis in 1994. Previously, he was a Vice President at the Continental Corporation and a capital and business analyst for the General Foods Corporation. Mr. Feinberg received his MBA degree from Columbia University and his BA degree from Johns Hopkins University.


Small/Mid Cap Growth Fund:


TCW Investment Management Company ("TCW"), 865 South Figueroa Street, Suite 1800, Los Angeles, California, 90017, is one of two sub-advisors for the Small/Mid Cap Growth Fund. See the description above for more information about TCW.


TCW manages its allocated portion of the Small/Mid Cap Growth Fund's assets on a team basis. The team consists of the following individuals:

o    Douglas S. Foreman, CFA
     Group Managing Director, Chief Investment Officer-U.S. Equities, Chairman-Equity Policy Committee
     Prior to joining TCW in 1994, Mr. Foreman spent eight years at Putnam Investments in Boston. At Putnam, he spent his last five years managing institutional accounts and mutual funds for clients. Previously, Mr. Foreman was an MIT faculty member, teaching celestial navigation and ship handling, and a Main Propulsion Assistant aboard the USS Merrill (D.D.-976). Mr. Foreman graduated with Distinction from the U.S. Naval Academy receiving a BS degree in Marine Engineering and an MBA degree from Harvard University. He is a Chartered Financial Analyst.

o    Christopher J. Ainley
     Group Managing Director, U.S. Equities
     Prior to joining TCW in 1994, Mr. Ainley spent two years at Putnam Investments as a Vice President and Analyst in the Equity Research Group and then as a Portfolio Manager for the Core Equity Group. Previously, he was Vice President, Equity Research Analyst for J.P. Morgan Investment Management; Tax Supervisor for Coopers & Lybrand; and also served as Director of Programming for the New England Council, Inc. Mr. Ainley received a BA degree from Tufts University and an MBA degree from Harvard University.

o    Philip Propper De Callejon, Jr., CFA
     Senior Vice President, U.S. Equities
     Mr. Propper De Callejon joined TCW as an Equity Analyst in 1995. Prior to this, he worked as an Analyst and Trader for National Mutual Funds Management, an Australian asset manager. Earlier, he was a Management Consultant specializing in defense and national security issues for the Rand Corporation. Mr. Propper De Callejon is a former Air Force Officer and Fighter Aviator. He received a BA degree from Trinity College in Hartford, Connecticut and an MBA degree from the University of Southern California. He is a Chartered Financial Analyst.

o    Husam H. Nazer
     Vice President, U.S. Equities
     Mr. Nazer joined TCW Equities Research Department in 1995 where he made substantial contributions analyzing the health care and retail industries. In 2000, he joined the Small and Mid-Cap team as a dedicated Product Research Analyst. Mr. Nazer graduated with a BS degree in Biomedical Engineering from Boston University and earned an MBA degree at the University of Southern California.

o    R. Brendt Stallings, CFA
     Senior Vice President, U.S. Equities
     Prior to joining TCW in 1996, Mr. Stallings was an Equity Analyst with Chancellor LGT Asset Management (GT Global) in San Francisco. Before that, he was an Analyst in Andersen Consulting's Strategic Services Division. Mr. Stallings holds a BA degree in Decision Analysis and Political Science from Stanford University and an MBA degree from the Amos Tuck School at Dartmouth College. He is a Chartered Financial Analyst.

o    Patrick T.A. Wong, CPA
     Vice President, U.S. Equities
     Mr. Wong joined TCW in 2001 and is a dedicated Product Research Analyst for the Small and Mid-Cap team. From 2001 to 2002 he was a member of the Central Research Group focusing on Small and Mid-Cap companies. Prior to joining TCW, he was a Senior Equity Analyst at a San Francisco-based investment management firm and Merrill Lynch in New York. Mr. Wong holds a BS in Business Management from Boston College, an MS in Accounting and an MBA from the Graduate School of Professional Accounting at Northeastern University. He is a Certified Public Accountant.


Transamerica Investment Management, LLC ("Transamerica"), 1150 South Olive Street, Suite 2700 Los Angeles, California, 90015, has a 35-year history of delivering institutional investment management services. Transamerica's investment strategy seeks to identify value-creating trends early, before they are recognized by the market in general. Transamerica is one of two sub-advisors for the Small/Mid Cap Growth Fund. In pursuit of capital growth, Transamerica's small/mid growth portfolios invest in a relatively small number of first-in-class companies, as determined by the companies' own strong fundamentals. Transamerica's investment team has implemented this approach consistently for decades, in bull and bear markets. Transamerica had $14.4 billion in assets under management as of August 31, 2003.


The firm's strategy is to invest in a concentrated portfolio of 25-40 companies that are developing or sustaining long-term competitive advantages, and have the ability to become industry leaders. Concentration is a key tenet of Transamerica's investment process, as companies that meet their criteria are rare. Company visits also play a large role in creating an information advantage for the portfolio.

o    Christopher J. Bonavico
     Vice President and Portfolio Manager
     Mr. Bonavico is the primary Portfolio Manager for the Transamerica Premier Aggressive Growth Fund and the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the aggressive growth and small/mid growth discipline. Prior to joining Transamerica, Mr. Bonavico worked as a Research Analyst for Salomon Brothers. He joined Transamerica in 1993 and has 14 years investment experience. Mr. Bonavico received a BS from the University of Delaware and is a Chartered Financial Analyst.

o    Kenneth F. Broad
     Vice President and Portfolio Manager
     Mr. Broad is the primary Portfolio Manager of the Transamerica Premier Growth Opportunities Fund. He also manages sub-advised funds and institutional separate accounts in the small/mid growth discipline. Prior to joining Transamerica, Mr. Broad was Vice President and Portfolio Manager with Franklin Templeton Group. He joined Transamerica in 2000 and has 8 years of investment experience. Mr. Broad holds an MBA from the University of California at Los Angeles and received his BA from Colgate University. He is a Chartered Financial Analyst.


Small/Mid Cap Value Fund:
Cramer Rosenthal McGlynn, LLC ("CRM"), 520 Madison Avenue, 32nd Floor, New York, New York, 10022, a registered investment advisor since 1976, is one of two sub-advisors for the Small/Mid Cap Value Fund. CRM offers separate account management for small cap value equity, small/mid cap value equity, mid cap value equity and large cap value equity for both tax-exempt and taxable clients. CRM manages its allocated portion of Small/Mid Cap Value Fund's assets on a team basis. There are 3 portfolio managers - Jay Abramson, Brendan Hartman and Adam Starr and 13 equity analysts that heavily contribute to the security selection process. Ron McGlynn oversees all departments at CRM. CRM had $4.1 billion in assets under management as of August 31, 2003.

o    Ronald H. McGlynn
     Chief Executive Officer and President
     Mr. McGlynn is a co-founder, the Chief Executive Officer and the President of CRM. Mr. McGlynn brings 30 years of investment experience to the firm. Prior to co-founding CRM in 1973, he was a portfolio manager and investment research analyst for Standard & Poor's InterCapital, Chase Manhattan Bank and Oppenheimer. Mr. McGlynn earned a BA from Williams College and an MBA from Columbia University Business School. He serves on the Board of Directors at Winthrop University Hospital. Mr. McGlynn serves on CRM's Strategic Planning Committee.

o    Jay B. Abramson
     Executive Vice President and Director of Research
     Mr. Abramson is an Executive Vice President and the Director of Research at CRM. Mr. Abramson has the overall responsibility for investment research. Prior to joining CRM in 1985, Mr. Abramson spent several years in public accounting and earned his CPA. He received a BSE from the University of Pennsylvania Wharton School and a JD from the University of Pennsylvania Law School. Jay is a Trustee of Montefiore Medical Center. Mr. Abramson serves on CRM's Strategic Planning Committee.


o    Adam L. Starr
     Vice President
     Mr. Starr joined CRM in 1999 and is a Vice President. Adam is responsible for portfolio management and research. Previously, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Prior to that, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Mr. Starr received a BA from Clark University and an MBA from Columbia University.

o    Brendan J. Hartman
     Assistant Vice President
     Mr. Hartman joined Cramer Rosenthal McGlynn in 2001 and is an Assistant Vice President. Mr. Hartman is responsible for portfolio management and research in the CRM investment group. Prior to joining CRM, Mr. Hartman was a research analyst at DLJ and Salomon Brothers. He earned a BA from Lehigh University and an MBA from New York University's Stern School of Business.

Ariel Capital Management, Inc. ("Ariel"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, is the second sub-advisor for the Small/Mid Cap Value Fund. Ariel is a Chicago-based investment management firm specializing in undervalued small and medium-sized companies, with $13.5 billion in assets under management for individual and institutional clients as of August 31, 2003. The following individuals manage Ariel's allocated portion of the Small/Mid Cap Value Fund's assets:

o    Eric T. McKissack, CFA.
     Vice Chairman and Co-Chief Investment Officer
     Mr. McKissack joined Ariel as a research analyst in 1986, and has served as the firm's Vice Chairman and Co-Chief Investment Officer since 1994.

o    Timothy Fidler, CFA
     Vice President
     Mr. Fidler serves as Assistant Portfolio Manager to Mr. McKissack and has been Vice President at Ariel since 1999. Prior to joining Ariel, Mr. Fidler spent three years at Lunn Partners, LLC/Lehman Brothers Private Bank and four years at Morgan Stanley & Co. Asset Management.

International Equity Fund:
Clay Finlay, Inc. ("Clay Finlay"), 200 Park Avenue 200 Park Avenue, New York, New York, 10166, a global equity management firm founded in 1982, is one of two sub-advisors for the International Equity Fund. The firm also has offices in London and Tokyo. An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments. Assets under management were in excess of $6.2 billion at August 31, 2003. Clay Finlay manages its allocated portion of the International Equity Fund's assets on a team basis. The team consists of the following individuals:

o    Gregory M. Jones, CFA
     Director, Portfolio Manager
     Mr. Jones is a member of the Investment Policy Committee. He has previous investment experience as a Portfolio Manager and Analyst with The Northern Trust Co. in Chicago, and Dean Witter Reynolds, and a Credit Analyst with Riggs National Bank. Mr. Jones has a MBA from the University of Chicago and his BA from Duke University. He joined the firm in 1995 and has 18 years of investment experience.

o    Susan Kenneally
     Director, Portfolio Manager
     Ms. Kenneally is a member of the Investment Policy Committee. Ms. Kenneally has previous investment experience as a Senior Vice President and Director at Schroders Investment Management, Director International Investments at New York State Retirement Fund, Vice President at UBS Securities, Partner & Co-Head International Equity Portfolio Management at Arnold and S. Bleichroeder, and Analyst at Wood Gundy. She has a BA from the University of Vermont. Ms. Kenneally joined the firm in 2000 and has 23 years of investment experience.


o    Virginie M. Maisonneuve, CFA
     Director, Portfolio Manager
     Ms. Maisonneuve is a member of the Investment Policy Committee. Ms. Maisonneuve has previous investment experience as a Portfolio Manager at State Street Research, Batterymarch Financial Management and Martin Currie. She has additional experience with the French Ministry of Foreign Affairs in Beijing, China. Ms. Maisonneuve obtained an MBA from Ecole Superieure Libre des Sciences Commerciales Appliques and a BA from the People's University, Beijing. Additionally, Ms. Maisonneuve has a BA from Dauphine University, Paris. Ms. Maisonneuve joined the firm in 1998 and has 15 years of investment experience.


o    Robert C. Schletter, CFA
     Director, Portfolio Manager
     Mr. Schletter is a member of the Investment Policy Committee. He has previous investment experience as a Senior Vice President and Portfolio Manager at Morgan Guaranty. Mr. Schletter has a MBA from University of Virginia and a BS from Northwestern University. He joined the firm in 1984 and has 23 years of investment experience.

Oppenheimer Capital, LLC ("Oppenheimer Capital"), 1345 Avenue of the Americas, New York, New York 10105, was founded in 1969 and is the second sub-advisor for the International Equity Fund. Oppenheimer Capital is an indirect subsidiary of Allianz Dresdner Asset Management L.P. ("ADAM"), a registered investment adviser. Allianz AG, a German insurance company, is the majority owner of ADAM. Oppenheimer Capital provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. Oppenheimer Capital has been a leading innovator of value-style equity investment management since its inception in 1969. The firm has over $22 billion of assets under management as of August 31, 2003. The following individual leads the team responsible for managing Oppenheimer Capital's allocated portion of the International Equity Fund's assets:

o    Elisa Amitay Mazen,
     Managing Director, Portfolio Manager
     Ms. Mazen leads the team at Oppenheimer that is responsible for managing Oppenheimer's allocated portion of the International Equity Fund's assets. Ms. Mazen is the Portfolio Manager/Analyst for Oppenheimer Capital's International Value and Global Value products. She focuses her attention especially within the pharmaceuticals, chemicals, beverages, mining, and macro sector/industries. Prior to joining the firm, Ms. Mazen was an international portfolio manager at Clemente Capital, with analytical responsibilities for the United States, Canada, Turkey, and Israel. She was also a vice president at Mitchell Hutchins Asset Management. Ms. Mazen holds a BA in Economics from Rutgers University.


Real Estate Securities Fund:
Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), 1995 University Avenue #550, Berkeley, California, 94704, is the sub-advisor for the Real Estate Securities Fund. Lend Lease Rosen is an affiliate of Lend Lease REI, Inc., which provides a variety of investment management and consulting services. Lend Lease Rosen provides investment management services to client discretionary accounts with assets totaling approximately $2.6 billion as of August 31, 2003. Lend Lease Rosen manages its allocated portion of the Real Estate Securities Fund's assets on a team basis under the guidance of Michael Torres. The team consists of the following individuals:

o    Michael A. Torres
     Chief Executive Officer
     Mr. Torres joined Lend Lease Rosen in February of 1995. Mr. Torres is a portfolio manager. He is also Chairman of the Board of Directors of Lend Lease Funds. Mr. Torres has 17 years of real estate and securities research experience. Prior to joining Lend Lease Rosen, he was the Director of Real Estate Research and a portfolio manager for Wilshire Asset Management. Mr. Torres holds a BA in Architecture and an MBA from the University of California, Berkeley.

o    Greg Prophet
     Vice President and Research Analyst
     Mr. Prophet has been Vice President of Lend Lease Rosen and a Research Analyst since June 1996. Prior to that, he worked as a research analyst with Rosen Consulting Group beginning in 1994. He holds a BA and an MBA from the University of California.

o    Robert S. Promisel
     Vice President and Research Analyst
     Mr. Promisel has been a Vice President of Lend Lease Rosen since September 2001. Prior to joining Lend Lease Rosen, he served as a REIT Analyst at European Investors from 1997 to 2001. He was a Research Manager at AEW Capital Management from 1995 to 1997 and worked as a Research Analyst at RREEF from 1993 to 1995. He holds a MS in Urban Planning from Columbia University and a BA in Economic and in Geography from Johns Hopkins University.

o    Jeung S. Hyun
     Vice President and Research Analyst
     Mr. Hyun has been a Vice President of Lend Lease Rosen since July 2003. Prior to joining Lend Lease Rosen, he was a Vice President at Morgan Stanley Investment Management where he performed securities analysis for its institutional real estate fund. From 1997 to 2000 he was an Associate at Capital Trust, Inc., a specialty finance real estate company, and from 1996 to 1997 he was an Analyst at Jones Lang Wootton Realty Advisors where he worked on the asset management of a private REIT portfolio comprised of twenty-six regional malls. He holds a BA in Government and an MA in Architecture from Harvard University.


Tax-Exempt Fixed Income Fund:
Weiss, Peck & Greer LLC ("Weiss"), One New York Plaza, 30th Floor, New York, New York 10004-1950, a federally-registered investment advisor since 1970, is the sub-advisor for the Tax-Exempt Fixed Income Fund. Weiss manages individual accounts, mutual funds, and institutional accounts. Weiss is a U.S. subsidiary of Robeco Group, a leading European asset management company, with existing U.S. management and investment teams remaining in place. The Robeco Group is owned by Rabobank, the only commercial bank in the world rated triple-A by all four of the major rating agencies. As of August 31, 2003, the firm managed $18.4 billion in assets in a number of traditional and alternative strategies. The following individuals manage Weiss's allocated portion of the Tax-Exempt Fixed Income Fund's assets:

o    S. Blake Miller, CFA
     Managing Director, Senior Portfolio Manager and Trader
     Mr. Miller joined Weiss in 1988 when the firm acquired Ehrlich Bober Advisors, Inc., where he was a portfolio assistant and research analyst. Mr. Miller holds a BS from the McIntire School of Commerce of the University of Virginia.

o    Peter Moukios
     Vice President, Portfolio Manager and Research Analyst
     Since joining Weiss in 1987, Peter Moukios has worked as Senior Account Administrator and later as Money Market Specialist before moving to his present position in 1996. Previously, he worked for three years at Manufacturers Hanover Trust as Supervisor of Broker Custody. Mr. Moukios is a member of the Municipal Analysts Group of New York and holds a BS in Management from St. John's University.

o    James L. Iselin
     Principal, Portfolio Manager
     Mr. Iselin joined Weiss in 1993. He became a portfolio manager after working two years as a portfolio assistant and research analyst. Mr. Iselin holds a BA in Philosophy from Denison University.

VALUATION OF FUND SHARES
Shares of each Fund are sold at the net asset value per share (NAV), which is determined by each Fund generally as of 4:00 p.m. Eastern time on each day that the Fund is open for business. The Fund is generally open on days that the New York Stock Exchange is open for trading. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of a Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

Each Fund's securities are generally valued each day at their current market value. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign securities held at the closing price on the exchange on which they are traded or if the close of the foreign exchange occurs after 4:00 p.m. Eastern time, a snapshot price will be used. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at the London market close. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Trust's Board of Trustees.

PURCHASING FUND SHARES
How to Purchase Fund Shares
Financial institutions and intermediaries on behalf of their clients may purchase shares on any day that the NYSE is open for business by placing orders with U.S. Bancorp Fund Services, LLC, the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

Certain other intermediaries, including certain broker-dealers and shareholder organizations, have been designated as agents authorized to accept purchase, redemption, and exchange orders for Fund shares. These intermediaries are required by contract and applicable law to ensure that orders are executed at the NAV next determined after the intermediary receives the request. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

In compliance with the U.S.A. PATRIOT Act of 2001, please note that the financial institution or intermediary will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security and permanent street address. Mailing addresses containing a P.O. Box will not be accepted.

Minimum Purchases
The Funds have no investment minimums, however, the financial institutions and intermediaries that sell the Funds' shares may have established minimum values for the accounts that they handle.

SELLING (REDEEMING) FUND SHARES
How to Sell Your Fund Shares
Shareholders may sell (redeem) their Fund shares through their financial institutions or intermediaries on any business day by following the procedures established when they opened their account or accounts. The sale price of each share will be the next NAV determined after a Fund (or authorized intermediary) receives a request to sell or redeem Fund shares. Normally, a Fund will pay for redeemed shares on the next business day after receiving a request, but it could take as long as seven days.

Redemption-in-Kind
Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), a Fund might pay all or part of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind). If shares are redeemed in kind, a shareholder is likely to pay brokerage costs to sell the securities distributed, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares
Each Fund may suspend a shareholder's right to sell shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by law.

EXCHANGE PRIVILEGE
Shareholders of record, including financial institutions and intermediaries, may exchange shares of any Fund for shares of any other Fund on any business day by contacting the Funds' transfer agent directly. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another, as a result, there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to the close of the NYSE will be made at that day's closing NAV. The Funds reserve the right to refuse the purchase side of any exchange that would not be in the best interests of a Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in, or has a history of, excessive trading (usually defined as more than four transactions out of any Fund within a calendar year).

DISTRIBUTION OF FUND SHARES
Distributor
AssetMark Capital Corporation, an affiliate of the Advisor, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967, is the distributor for the shares of each of the Funds. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as sub-distributor to each of the Funds. Both AssetMark Capital Corporation and Quasar Distributors, LLC are registered broker-dealers and members of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis.

Distribution Plan
The Trust, on behalf of the Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution activities and shareholder services for the Funds and their shareholders. Each Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

COUNSEL, INDEPENDENT AUDITORS AND SERVICE PROVIDERS
Legal Counsel and Independent Auditors

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania, 19103, serves as legal counsel to the Trust. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105, has been selected as independent auditors for the Funds.

Custodian, Transfer Agent, Fund Administrator, Fund Accountant and Shareholder Servicing Agents
U.S. Bank, N.A. serves as Custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. U.S. Bancorp Fund Services, LLC, serves as each Fund's Administrator, Transfer Agent and Fund Accountant. In addition, certain other organizations that provide recordkeeping and other shareholder services may be entitled to receive fees from a Fund for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

DISTRIBUTIONS AND TAXES
Dividends and Distributions
Each Fund pays its shareholders dividends from the Fund's net investment income and distributes any net capital gains the Fund has realized. All Funds, other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund, declare and pay dividends at least annually. The Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund declare and pay dividends at least quarterly. Capital gains, if any, are distributed at least once a year.

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of that Fund unless you provide us with a written request to receive your payments in cash. Dividends paid in cash or additional shares are treated the same for tax purposes.

Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Taxes
In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of the income dividends paid to you by a Fund (other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund) may be qualified dividends eligible for taxation at long-term capital gain rates. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o    provide your correct social security or taxpayer identification number,
o    certify that this number is correct,
o    certify that you are not subject to backup withholding, and
o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different AssetMark Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. For investors in the International Equity Fund, any foreign taxes paid by such Fund on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

Because everyone's tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

Additional Information - Tax-Exempt Fixed Income Fund

The Tax-Exempt Fixed Income Fund's distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax.

The Tax-Exempt Fixed Income Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. The Tax-Exempt Fixed Income Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. Distributions from such income are taxable to you as ordinary income and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Tax-Exempt Fixed Income Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Tax-Exempt Fixed Income Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

CONVERSION TO MASTER/FEEDER FUND STRUCTURE
In lieu of investing directly, the Funds are authorized to seek to achieve their investment objectives by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund. There is no current intention to convert the Funds to a Master/Feeder Fund structure.


FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund's financial performance for a Fund's shares for the period from June 29, 2001 (commencement of operations) through the fiscal year ended June 30, 2003. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are included in the Funds' annual report, which is available upon request.


                                                              Large Cap Growth Fund
-------------------------------------------------------------------------------------
                                                          Year ended     Year ended
                                                         June 30, 2003  June 30, 2002
                                                        --------------  -------------

Per share data for a share of capital stock outstanding
for the entire period and selected information for
the period are as follows:
Net asset value, beginning of year                            $7.28          $10.00
                                                        --------------  -------------

Income from investment operations:
      Net investment loss                                      -              (0.04)
      Net realized and unrealized gains (losses)
           on investments                                      0.31           (2.68)
                                                        --------------  -------------
      Total from investment operations                         0.31           (2.72)
                                                        --------------  -------------

Less distributions:
      Dividends from net investment income                    -               -
      Dividends from net realized gains                       -               -
                                                              -               -
                                                        --------------  -------------
      Total distributions                                     -               -
                                                              -               -
                                                        --------------  -------------

Net asset value, end of year                                  $7.59           $7.28
                                                        ==============  =============

Total return                                                   4.26%         -27.20%

Supplemental data and ratios:
      Net assets, end of year                            $118,363,326    $49,664,714

      Ratio of expenses to average net assets
      Before Expense Reimbursement                             1.63%           1.75%
      After Expense Reimbursement                              1.49%           1.49%

      Ratio of net investment loss to average net assets
      Before Expense Reimbursement                            -0.84%          -1.19%
      After Expense Reimbursement                             -0.70%          -0.93%

      Portfolio turnover rate                                 30.47%          82.84%


                                                                Large Cap Value Fund
-------------------------------------------------------------------------------------------

                                                            Year ended       Year ended
                                                          June 30, 2003    June 30, 2002
                                                        ---------------   -----------------
Per share data for a share of capital stock
outstanding for the entire period
and selected information for the period are as follows:
Net asset value, beginning of year                              $9.20            $10.00
                                                        ---------------   -----------------

Income from investment operations:
      Net investment income                                      0.06              0.05
      Net realized and unrealized losses
           on investments                                       (0.42)            (0.82)
                                                        ---------------   -----------------
      Total from investment operations                          (0.37)            (0.77)
                                                        ---------------   -----------------

Less distributions:
      Dividends from net investment income                      (0.04)            (0.03)
      Dividends from net realized gains                         (0.01)            -
                                                        ---------------   -----------------
      Total distributions                                       (0.05)            (0.03)
                                                        ---------------   -----------------

Net asset value, end of year                                    $8.78             $9.20
                                                        ===============   =================

Total return                                                    -3.89%            -7.76%

Supplemental data and ratios:
      Net assets, end of year                           $117,847,247      $53,317,327

      Ratio of expenses to average net assets
      Before Expense Reimbursement                               1.61%             1.78%
      After Expense Reimbursement                                1.49%             1.49%

      Ratio of net investment income to average net assets
      Before Expense Reimbursement                               0.56%             0.28%
      After Expense Reimbursement                                0.69%             0.57%

      Portfolio turnover rate                                   49.79%            94.61%



                                                             Small/Mid Cap Growth Fund
---------------------------------------------------------------------------------------------
                                                           Year ended      Year ended
                                                         June 30, 2003   June 30, 2002
                                                        --------------  --------------

Per share data for a share of capital stock
outstanding for the entire period
and selected information for the period are as follows:
Net asset value, beginning of year                             $7.20          $10.00
                                                        --------------  --------------

Income from investment operations:
      Net investment loss                                       -              (0.06)
      Net realized and unrealized gains/(losses)
           on investments                                       0.44           (2.74)
                                                        --------------  --------------
      Total from investment operations                          0.44           (2.80)
                                                        --------------  --------------
Less distributions:
      Dividends from net investment income                     -               -
      Dividends from net realized gains                        -               -
                                                        --------------  --------------
      Total distributions                                      -               -
                                                        --------------  --------------
Net asset value, end of year                                   $7.64           $7.20
                                                        ==============  ==============

Total return                                                    6.11%         -28.00%

Supplemental data and ratios:
      Net assets, end of year                           $31,520,846     $12,917,171

      Ratio of expenses to average net assets
      Before Expense Reimbursement                              2.01%           2.30%
      After Expense Reimbursement                               1.59%           1.59%

      Ratio of net investment loss to average net assets
      Before Expense Reimbursement                             -1.78%          -2.01%
      After Expense Reimbursement                              -1.36%          -1.30%

      Portfolio turnover rate                                  19.02%          51.57%




                                                          Small/Mid Cap Value Fund
--------------------------------------------------------------------------------------
                                                           Year ended      Year ended
                                                          June 30, 2003  June 30, 2002
                                                        ---------------  -------------

Per share data for a share of capital stock
outstanding for the entire period
and selected information for the period are as follows:
Net asset value, beginning of year                            $10.15           $10.00
                                                        ---------------  -------------

Income from investment operations:
      Net investment loss                                       -               (0.02)
      Net realized and unrealized gains/(losses)
           on investments                                      (0.02)            0.17
                                                        ---------------  -------------
      Total from investment operations                         (0.02)            0.15
                                                        ---------------  -------------

Less distributions:
      Dividends from net investment income                     -                -
      Dividends from net realized gains                        -                -
                                                        ---------------  -------------
      Total distributions                                      -                -
                                                        ---------------  -------------

Net asset value, end of year                                  $10.13           $10.15
                                                        ===============  =============

Total return                                                   -0.20%            1.50%

Supplemental data and ratios:
      Net assets, end of year                           $29,703,370      $13,311,184

      Ratio of expenses to average net assets
      Before Expense Reimbursement                              2.20%            2.40%
      After Expense Reimbursement                               1.59%            1.59%

      Ratio of net investment loss to average net assets
      Before Expense Reimbursement                             -0.96%           -1.14%
      After Expense Reimbursement                              -0.36%           -0.33%

      Portfolio turnover rate                                  64.32%           84.19%


                                                            International Equity Fund
--------------------------------------------------------------------------------------
                                                          Year ended      Year ended
                                                         June 30, 2003   June 30, 2002
                                                        --------------  --------------

Per share data for a share of capital stock
outstanding for the entire period
and selected information for the period are as follows:
Net asset value, beginning of year                             $8.96          $10.00
                                                        --------------  --------------

Income from investment operations:
      Net investment income                                     0.09            0.03
      Net realized and unrealized losses
           on investments                                      (0.80)          (1.07)
                                                        --------------  --------------
      Total from investment operations                         (0.71)          (1.04)
                                                        --------------  --------------

Less distributions:
      Dividends from net investment income                     (0.03)           -
      Dividends from net realized gains                        -                -
                                                        --------------  --------------
      Total distributions                                      (0.03)           -
                                                        --------------  --------------

Net asset value, end of year                                   $8.22           $8.96
                                                        ==============  ==============

Total return                                                   -7.92%         -10.40%

Supplemental data and ratios:
      Net assets, end of year                           $76,915,396     $57,301,398

      Ratio of expenses to average net assets
      Before Expense Reimbursement                              1.60%           1.71%
      After Expense Reimbursement                               1.59%           1.59%

      Ratio of net investment income to average net assets
      Before Expense Reimbursement                              0.97%           0.36%
      After Expense Reimbursement                               0.99%           0.48%

      Portfolio turnover rate                                 148.87%          76.83%



                                                           Real Estate Securities Fund
--------------------------------------------------------------------------------------
                                                          Year ended     Year ended
                                                         June 30, 2003  June 30, 2002
                                                        -------------- ---------------

Per share data for a share of capital stock
outstanding for the entire period
and selected information for the period are as follows:
Net asset value, beginning of year                            $11.18         $10.00
                                                        -------------- ---------------

Income from investment operations:
      Net investment income                                     0.56           0.46
      Net realized and unrealized gains/(losses)
           on investments                                      (0.06)          0.97
                                                        -------------- ---------------
      Total from investment operations                          0.49           1.43
                                                        -------------- ---------------

Less distributions:
      Dividends from net investment income                     (0.33)         (0.25)
      Dividends from net realized gains                        (0.08)         -
                                                        -------------- ---------------
      Total distributions                                      (0.40)         (0.25)
                                                        -------------- ---------------

Net asset value, end of year                                  $11.27         $11.18
                                                        ============== ===============

Total return                                                    4.87%         14.60%

Supplemental data and ratios:
      Net assets, end of year                           $26,188,608    $14,186,721

      Ratio of expenses to average net assets
      Before Expense Reimbursement                              2.02%          2.28%
      After Expense Reimbursement                               1.49%          1.49%

      Ratio of net investment income to average net assets
      Before Expense Reimbursement                            4.61%          4.36%
      After Expense Reimbursement                             5.14%          5.15%

      Portfolio turnover rate                                28.71%         68.04%



                                                           Tax-Exempt Fixed Income Fund
---------------------------------------------------------------------------------------
                                                          Year ended      Year ended
                                                         June 30, 2003   June 30, 2002
                                                        --------------  ---------------

Per share data for a share of capital stock
outstanding for the entire period
and selected information for the period are as follows:
Net asset value, beginning of year                            $10.46          $10.00
                                                        --------------  ---------------

Income from investment operations:
      Net investment income                                     0.22            0.18
      Net realized and unrealized gains
           on investments                                       0.59            0.46
                                                        --------------  ---------------
      Total from investment operations                          0.81            0.64
                                                        --------------  ---------------

Less distributions:
      Dividends from net investment income                     (0.22)          (0.18)
      Dividends from net realized gains                         -              -
                                                                -              -
                                                        --------------  ---------------
      Total distributions                                      (0.22)          (0.18)
                                                        --------------  ---------------

Net asset value, end of year                                  $11.05          $10.46
                                                        ==============  ===============

Total return                                                    7.78%           6.47%

Supplemental data and ratios:
      Net assets, end of year                           $26,100,100     $14,088,545

      Ratio of expenses to average net assets
      Before Expense Reimbursement                              1.82%           2.28%
      After Expense Reimbursement                               1.29%           1.29%

      Ratio of net investment income to average net assets
      Before Expense Reimbursement                              1.66%           1.42%
      After Expense Reimbursement                               2.19%           2.41%

      Portfolio turnover rate                                  19.18%          11.02%



                                                           Core Plus Fixed Income Fund
-------------------------------------------------------------------------------------------
                                                          Year ended         Year ended
                                                         June 30, 2003      June 30, 2002
                                                        ----------------   ----------------
Per share data for a share of capital stock
outstanding for the entire period
and selected information for the period are as follows:
Net asset value, beginning of year                            $10.15             $10.00
                                                        ----------------   ----------------

Income from investment operations:
      Net investment income                                     0.48               0.45
      Net realized and unrealized gains
           on investments                                       0.56               0.15
                                                        ----------------   ----------------
      Total from investment operations                          1.04               0.60
                                                        ----------------   ----------------

Less distributions:
      Dividends from net investment income                     (0.48)             (0.45)
      Dividends from net realized gains                         -                 -
                                                        ----------------   ----------------
      Total distributions                                      (0.48)             (0.45)
                                                        ----------------   ----------------

Net asset value, end of year                                  $10.71             $10.15
                                                        ================   ================

Total return                                                   10.47%              6.03%

Supplemental data and ratios:
      Net assets, end of year                           $110,280,032       $52,817,274

      Ratio of expenses to average net assets
      Before Expense Reimbursement                              1.41%              1.62%
      After Expense Reimbursement                               1.29%              1.29%

      Ratio of net investment income to average net assets
      Before Expense Reimbursement                              4.69%              5.04%
      After Expense Reimbursement                               4.81%              5.37%

      Portfolio turnover rate                                  52.99%             39.01%


AssetMark Funds(R)

AssetMark Large Cap Growth Fund
AssetMark Large Cap Value Fund
AssetMark Small/Mid Cap Growth Fund
AssetMark Small/Mid Cap Value Fund
AssetMark International Equity Fund
AssetMark Real Estate Securities Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund

Investment Advisor                         AssetMark Investment   Services, Inc.
                                           2300 Contra Costa Blvd., Suite 425
                                           Pleasant Hill, CA 94523

Legal Counsel                              Stradley Ronon Stevens & Young, LLP
                                           2600 One Commerce Square
                                           Philadelphia, PA 19103

Independent Auditors                       PricewaterhouseCoopers LLP
                                           333 Market Street
                                           San Francisco, CA 94105

Transfer Agent, Fund Accountant,           U.S. Bancorp Fund Services, LLC
and Fund Administrator                     615 East Michigan Street
                                           Milwaukee, WI 53202

Custodian                                  U.S. Bank, N.A.
                                           425 Walnut Street
                                           Cincinnati, OH 45202

Distributor                                AssetMark Capital Corporation
                                           2300 Contra Costa Blvd., Suite 425
                                           Pleasant Hill, CA 94523


FOR MORE INFORMATION


You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (SAI) dated October 28, 2003
The SAI of the Funds provides more details about each Fund's policies and management. The Funds' SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected each Fund's performance during the last fiscal year.

To receive any of these documents or the prospectus of AssetMark Funds(R) or to request additional information about AssetMark Funds(R), please contact us.

By Telephone:
(888) 278-5809

By Mail:
AssetMark Funds(R)
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701 Milwaukee, WI 53201-0701

SEC:
You may review and obtain copies of AssetMark Funds' information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                                     1940 Act File No. 811-10267







ASSETMARK FUNDS


STATEMENT OF ADDITIONAL INFORMATION

October 28, 2003



AssetMark  Large Cap  Growth  Fund
AssetMark  Large Cap  Value  Fund
AssetMark Small/Mid  Cap  Growth  Fund
AssetMark   Small/Mid  Cap  Value  Fund
AssetMark International  Equity Fund
AssetMark  Real  Estate  Securities  Fund
AssetMark Tax-Exempt Fixed Income Fund
AssetMark Core Plus Fixed Income Fund


This Statement of Additional Information ("SAI") provides general information about each of the series (individually, a "Fund" and collectively, the "Funds") of AssetMark Funds. This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus dated October 28, 2003, as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus, please write or call the Funds at the address or telephone number below.

The Funds' financial statements for the fiscal year ended June 30, 2003 are incorporated herein by reference to the Funds' Annual Report dated June 30, 2003. A copy of the Annual Report may be obtained without charge by calling or writing the Funds as shown above.


AssetMark Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Phone: (888) 278-5809


                                TABLE OF CONTENTS


General Information about AssetMark Funds......................................3

Description of the Funds.......................................................3

Investment Restrictions........................................................4

Investment Policies and Associated Risks.......................................5

Temporary Investments.........................................................29

Management of the Funds.......................................................31

Investment Advisor and Sub-Advisors...........................................39

Distribution and Shareholder Servicing........................................44

Service Providers.............................................................45

Anti-Money Laundering Program.................................................46

Codes of Ethics...............................................................46

Proxy Voting Guidelines.......................................................47

Valuation of Shares...........................................................82

Purchase and Redemption of Shares.............................................83

Portfolio Transactions........................................................84

Taxes.........................................................................95

Performance Information.......................................................95

Independent Auditors.........................................................101

Legal Counsel................................................................101

Financial Statements.........................................................102

Appendix.....................................................................102


General Information about AssetMark Funds
--------------------------------------------------------------------------------

AssetMark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Delaware statutory trust on January 2, 2001. The Declaration of Trust permits the Trust to offer separate series (the "Funds") of units of beneficial interest and separate classes. The Funds are the first of several series that may be formed by the Trust and each currently consists of a single class of shares of beneficial interest. The Funds are each non-diversified series and have their own investment objectives and policies. The Trust may establish additional series of the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares) with no par value. Shares of each series have equal voting rights and liquidation rights, and are voted in the aggregate and not by the series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders.

Each share of each Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund, and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by, or under the direction of, the Trustees, in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Description of the Funds
--------------------------------------------------------------------------------

The AssetMark Large Cap Growth Fund (the "Large Cap Growth Fund"), AssetMark Large Cap Value Fund (the "Large Cap Value Fund"), AssetMark Small/Mid Cap Growth Fund (the "Small/Mid Cap Growth Fund"), AssetMark Small/Mid Cap Value Fund (the Small/Mid Cap Value Fund") and the AssetMark International Equity Fund (the "International Equity Fund") are each a non-diversified fund whose fundamental investment objective is capital appreciation over the long term. The AssetMark Real Estate Securities Fund (the "Real Estate Securities Fund") is a non-diversified fund whose fundamental investment objective is capital appreciation over the long term and current income is a secondary objective. The AssetMark Tax-Exempt Fixed Income Fund (the "Tax-Exempt Fixed Income Fund") is a non-diversified fund with a fundamental investment objective of current income exempt from federal income tax by investing at least 80% of its assets in municipal securities the income from which is exempt from federal income tax and not subject to the alternative minimum tax. The AssetMark Core Plus Fixed Income Fund (the "Core Plus Fixed Income Fund") is a non-diversified fund with a fundamental investment objective of providing current income consistent with a low volatility of principal. These fundamental objectives may not be changed without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the prospectus or hereafter are non-fundamental, which means that they may be changed by action of the Board of Trustees, without shareholder approval.

Investment Restrictions
--------------------------------------------------------------------------------

Unless otherwise noted, each of the Funds has adopted and is subject to substantially identical fundamental investment restrictions. These investment restrictions of the Funds may be changed only with the approval of the holders of a majority of a Fund's outstanding voting securities. As used in this SAI, "a majority of a Fund's outstanding voting securities" means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The percentage limitations referred to in these restrictions, apply only at the time of investment. A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by a Fund will not be considered a violation of such limitation, and a Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

1. No Fund will act as underwriter for securities of other issuers except as they may be deemed an underwriter in selling a portfolio security.

2. No Fund will make loans if, as a result, the amount of a Fund's assets loaned would exceed the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its portfolio securities and (iv) loan money to other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

3. No Fund will purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities; and (ii) the Real Estate Securities Fund's investment in real estate securities. The Real Estate Securities Fund will invest at least 25% of its total assets in securities of companies in the real estate industry.

4. No Fund will borrow money in an amount exceeding the amount permitted under the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom, provided that (i) investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets or maintain a margin account to facilitate the settlement of securities transactions are not considered borrowings for the purposes of this limitation and (ii) each Fund may borrow money from other Funds within the Trust in accordance with the terms of the 1940 Act or any applicable rule or regulation thereof, or any exemption therefrom.

5. No Fund will issue senior securities to the Funds' presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Funds from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

6. No Fund will purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts. Each Fund may temporarily hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of such Fund's ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business.

Investment Policies and Associated Risks
--------------------------------------------------------------------------------

The following paragraphs provide a more detailed description of each Fund's investment policies and their associated risks identified in the Funds' Prospectus. Unless otherwise noted, these policies pertain to all of the Funds and are not fundamental and may be changed by the Board of Trustees of the Funds. Each Fund is permitted to hold securities and engage in various strategies as described hereafter, but none are obligated to do so, except as otherwise noted.

Common and Preferred Stock

Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Debt Securities" below.

Debt Securities

The Funds may invest in debt securities, including those convertible into common stocks. Debt purchased by each Fund, except the Core Plus Fixed Income Fund, will consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by Standard and Poor's ("S&P"), or Baa or higher by Moody's Investors Services ("Moody's") or determined to be of comparable quality by a Fund's Advisor or sub-advisor if the security is unrated. Convertible debt obligations will be rated A or higher by S&P or A or higher by Moody's or determined to be of comparable quality by a Fund's Advisor or sub-advisor if the security is unrated. Bonds in the lowest investment grade category (BBB by S&P or Baa by Moody's) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

The Core Plus Fixed Income Fund may invest in high yield debt securities or "junk bonds," which are securities rated BB or below by S&P or Ba or below by Moody's ("lower-rated securities"). Lower-rated securities are considered to be of poor standing and predominantly speculative and are subject to a substantial degree of credit risk. Lower-rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower-rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that high yields will continue to offset default rates on lower-rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower-rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected. See "Appendix" to this Statement of Additional Information for a description of debt security ratings.

The ratings of S&P's, Moody's and other nationally recognized rating agencies represent the opinions of those rating agencies as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor or respective sub-advisor will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix.

Election to Invest Fund Assets Pursuant to Master/Feeder Fund Structure

In lieu of investing directly, the Funds are authorized to seek to achieve their investment objective by converting to a Master/Feeder Fund Structure pursuant to which each Fund would invest all of its investable assets in a corresponding investment company having substantially the same investment objectives and policies as the Fund.

The Funds' methods of operation and shareholder services would not be materially affected by their investment in other investment companies ("Master Portfolios") having substantially the same investment objective and policies as the corresponding Funds, except that the assets of the Funds may be managed as part of a larger pool. If the Funds invested all of their assets in corresponding
Master Portfolios, they would hold only beneficial interests in the Master Portfolios; the Master Portfolios would directly invest in individual securities of other issuers. The Funds would otherwise continue their normal operation. The Board of Trustees would retain the right to withdraw any Fund's investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; such Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

There is no immediate intention to convert the Funds to a Master/Feeder Fund Structure. The Board of Trustees has authorized this non-fundamental investment policy to facilitate such a conversion in the event that the Board of Trustees determines that such a conversion is in the best interest of the Funds' shareholders. If the Board of Trustees so determines, it will consider and evaluate specific proposals prior to the implementation of the conversion to a Master/Feeder Fund Structure. Further, the Funds' Prospectus and Statement of Additional Information would be amended to reflect the implementation of the Funds' conversion and their shareholders would be notified.

Non-Diversification of Investments

Each Fund is non-diversified under the 1940 Act. This means that under the 1940 Act, there is no restriction as to how much a Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code, as amended ("Code"), the Funds intend to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, each Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of each Fund's total assets. In addition, each Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of each Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issues.

Sector Focus

The Large Cap Value Fund and the Small/Mid Cap Value Fund may, from time to time, invest a greater amount of their assets in certain market sectors such as financial services and basic industries than in other market sectors. The financial services sector may be adversely affected by changes in economic conditions and interest rates, as well as legislative initiatives, both of which may impact the profitability of companies in that sector. Companies in the basic industries sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors perceive securities of issuers in other sectors to offer greater opportunities for faster growth. The Large Cap Growth Fund and the Small/Mid Cap Growth Fund may invest a greater amount of their assets in market sectors such as technology and health care than in other market sectors. Companies in the technology sector are subject to the risks such as those relating to potential rapid obsolescence of technology, failure of the market to accept new technologies, and difficulty in obtaining financing for necessary research and development or expansion. Companies in the health care sector are subject to many of the same risks as those facing companies in the technology sector, and are also subject to risks related to legislative and regulatory action which may affect profitability of companies in that sector. The International Equity Fund may also invest a greater amount of its assets in certain market sectors, such as telecommunications, technology, consumer goods, financial services or basic industries. Besides the risks described above concerning investing in companies in the technology, financial services and basic industries sectors, to the extent that the International Equity Fund invests in companies in the telecommunications and consumer goods sectors, it will be subject to the risks associated with those market sectors. Companies in the telecommunications sector are subject to many of the same risks as companies in the technology sector, and are also subject to the risk that changes in federal or state regulation relating to rates of return and services in the telecommunications sector could adversely affect the profitability of these companies. Companies in the consumer goods sector are subject to general risks posed by economic slow down or recession as well as market risk to the extent that investors prefer securities of issuers in other sectors perceived to offer greater opportunities for faster growth.

Real Estate Industry Concentration

The Real Estate Securities Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of companies in the real estate industry. The concentration of the Real Estate Securities Fund's investments in the real estate industry will subject the Real Estate Securities Fund to risks in addition to those that apply to the general equity markets. Economic, legislative or regulatory developments may occur which significantly affect the entire real estate industry and thus may subject the Real Estate Securities Fund to greater market fluctuations than a fund that does not concentrate in a particular industry. In addition, the Real Estate
Securities Fund will generally be subject to risks associated with direct ownership of real estate, such as decreases in real estate value or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Because of the Real Estate Securities Fund's strategy to concentrate in the real estate industry, it may not perform as well as other mutual funds that do not concentrate in a single industry.

Borrowings

Each Fund may borrow funds to meet redemptions, for other emergency purposes or to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. A Fund may borrow for such purposes an amount equal to 33 1/3% of the value of its total assets. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Leveraging, by means of borrowing, may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Securities Lending

Each of the Funds may lend its portfolio securities to unaffiliated broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards stated below under "Temporary Investments," or any combination thereof. The aggregate market value of securities loaned by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed to be of good standing and when the income to be earned from the loan justifies the attendant risks.

When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Restricted and Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which includes securities with legal or contractual restrictions on their disposition, and securities for which there are no readily available market quotations. The Board of Trustees, with the assistance of the Advisor, sub-advisors and/or pricing services, will determine the value of such securities in good faith in accordance with the provisions of the 1940 Act. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

Foreign Securities

Each Fund's investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions. By investing the majority of its assets in investments that are tied economically to different countries throughout the world, the International Equity Fund will be more susceptible to the additional risks of foreign investing than the other Funds, and as a result the net asset value of the International Equity Fund may be more volatile, and the risks of loss greater, than for a domestic fund.


Each Fund may invest in foreign securities directly, or through depositary receipts, such as American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of securities, as well as securities of foreign issuers, involve certain inherent risks generally associated with investments in foreign securities, including the following:


Political and Economic Factors. The economies of foreign countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.


Currency Fluctuations. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by a Fund, denominated in that currency. Such changes will also affect a Fund's investments in depository receipts.



Taxes. The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a Fund and the amount that may ultimately be available for distribution to the Fund's shareholders.


Emerging Market Countries. The International Equity Fund may invest up to 20% of its assets in emerging market countries or developing countries as defined by World Bank International Financial Corporation or the Morgan Stanley Capital International (MSCI) Index. Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect the private sector companies in which the International Equity Fund invests. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Foreign Currency Transactions. Although each Fund values its assets daily in U.S. dollars, they are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. A Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. A Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies. None of the Funds currently expect to hedge their foreign currency exposure under normal market conditions.

Although the Funds currently do not have any intention of routinely entering into forward currency contracts, each Fund may do so, either directly or, in the case of the Core Plus Fixed Income Fund, through the underlying mutual funds in which it invests. Except where segregated accounts are not required under the 1940 Act, when a Fund enters into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into segregated accounts of such Fund in an amount equal to the value of that Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts.

Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds).

A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Advisor or the respective sub-advisor believes will have a positive correlation to the values of the currency being hedged. In addition, although not currently anticipated, each Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Advisor or sub-advisor believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counter-party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counter-party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counter-party. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counter-party, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

Smaller and Mid-Sized Companies

Many of the companies in which the Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund and Real Estate Securities Fund may invest will include those that have limited product lines, services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund.

Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of smaller companies to changing economic conditions and the fewer market makers and wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, smaller company stocks may, to a degree, fluctuate independently of larger company stocks. Smaller company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that a Fund that invests primarily in small and mid cap issuers will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

Municipal Securities

The Tax-Exempt Fixed Income Fund invests primarily in municipal securities and the Core Plus Fixed Income Fund may invest in underlying funds that invest in municipal securities. Municipal securities are debt obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and any political subdivisions or financing authority of any of these, the income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax ("Municipal Securities").

Municipal Securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, street, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal Securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Interest on, and principal of, revenue bonds, however, are payable only from the revenue generated by the facility financed by the bond or other specified sources of revenue. Revenue bonds do not represent a pledge of credit or create any debt of, or charge against, the general revenues of a municipality or public authority. Industrial development bonds are typically classified as revenue bonds. The Tax-Exempt Fixed Income Fund may invest in, but is not limited to, the following types of Municipal Securities: industrial development bonds; municipal notes and bonds; serial notes and bonds sold with a series of maturity dates; tax anticipation notes and bonds sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; bond anticipation notes sold in anticipation of the issuance of longer-term bonds in the future; pre-refunded municipal bonds refundable at a later date (payment of principal and interest on pre-refunded bonds are assured through the first call date by the deposit in escrow of U.S. government securities); and general obligation bonds secured by a municipality's pledge of taxation.

The Tax-Exempt Fixed Income Fund is not required to sell a Municipal Security if the security's rating is reduced below the required minimum subsequent to the Fund's purchase of the security. However, it will consider this event in the determination of whether the Fund should continue to hold the security in its portfolio. If ratings made by Moody's, S&P, or Fitch Investors Service, Inc. ("Fitch"), change because of changes in those organizations or in their rating systems, the Tax-Exempt Fixed Income Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.

Under normal circumstances, the Tax-Exempt Fixed Income Fund will invest its assets in intermediate to long-term municipal securities. The Fund will seek to invest in Municipal Securities of such maturities as the Advisor or sub-advisor believes will produce current income consistent with prudent investment. The Fund will also consider current market conditions and the cost of the insurance obtainable on such securities.

Participation Interests. The financial institutions from which the Tax-Exempt Fixed Income Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Tax-Exempt Fixed Income Fund the right to demand payment on specified notice (normally within 30 days) from the issuer of the letter of credit or guarantee. These financial institutions may charge certain fees in connection with their repurchase commitments, including a fee equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the participation interests were purchased by the Tax-Exempt Fixed Income Fund. By purchasing participation interests, the Tax-Exempt Fixed Income Fund is buying a security meeting its quality requirements and is also receiving the tax-free benefits of the underlying securities.

In the acquisition of participation interests, the Advisor or sub-advisor will consider the following quality factors: a high-quality underlying municipal security (of which the Fund takes possession); a high-quality issuer of the participation interest; or a guarantee or letter of credit from a high-quality financial institution supporting the participation interest.

Municipal Leases. The Tax-Exempt Fixed Income Fund may purchase Municipal Securities in the form of participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Municipal charters or the nature of the appropriation for the lease may limit lease obligations. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, unless the participation interests are credit enhanced, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment.

Municipal leases may be considered illiquid, the Advisor or sub-advisor must carefully examine the liquidity of the lease before investing. The Advisor or sub-advisor considers: whether the lease can be terminated by the lessee; the potential recovery, if any, from a sale of the leased property if the lease was terminated; the lessee's general credit strength; the possibility that the lessee will discontinue appropriating funding for the lease property because the property is no longer deemed essential to its operations; and any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease.

Credit Enhancement. Some of the investments of the Tax-Exempt Fixed Income Fund may be credit enhanced by a guaranty, letter of credit or insurance. Any bankruptcy, receivership, default or change in the credit quality of the credit enhancer will adversely affect the quality and marketability of the underlying security and could cause losses to the Tax-Exempt Fixed Income Fund and affect its share prices. The Tax-Exempt Fixed Income Fund may invest in securities credit-enhanced by banks, and thus the value of those credit enhancements will be affected by developments affecting the economic health and viability of banks. The Tax-Exempt Fixed Income Fund typically evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement, rather than the issuer.

Variable Rate or Floating Rate Municipal Securities. The Tax-Exempt Fixed Income Fund may purchase some municipal securities with variable or floating interest rates. Variable or floating interest rates are ordinarily stated as a percentage of the prime rate of a bank or some similar standard, such as the 91-day U.S. Treasury bill rate. Variable interest rates are adjusted on a periodic basis (i.e., every 30 days) and floating interest rates are adjusted whenever a benchmark rate changes. Many variable or floating rate municipal securities are subject to payment of principal on demand by the Fund, usually in not more than seven days. If a variable or floating rate municipal security does not have this demand feature, or the demand feature extends beyond seven days and the Advisor or sub-advisor believes the security cannot be sold within seven days, the Advisor or sub-advisor may consider the security to be illiquid. However, the Fund's investment limitations provide that it will not invest more than 15% of its net assets in illiquid securities. All variable or floating rate municipal securities will meet the quality standards for the Fund. The Advisor has been instructed by the Trustees to monitor the pricing quality and liquidity of the variable and floating rate municipal securities, including participation interests held by the Fund, on the basis of published financial information and reports of NRSROs and other analytical services.

Variable and floating interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate municipal securities than for fixed income obligations. Many municipal securities with variable or floating interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund's demand. The terms of these variable or floating rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.

Auction Rate Securities. The Tax-Exempt Fixed Income Fund may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Industrial Development Bonds. The Tax-Exempt Fixed Income Fund may invest in industrial development bonds, which is a type of municipal security. Industrial development bonds are generally issued to provide financing aid to acquire sites or construct and equip facilities for use by privately or publicly owned entities. Most state and local governments have the power to permit the issuance of industrial development bonds to provide financing for such entities in order to encourage the privately or publicly owned entities to locate within their communities. Industrial development bonds, which are in most cases revenue bonds, do not represent a pledge of credit or create any debt of a municipality or a public authority, and no taxes may be levied for the payment of principal or interest on these bonds. The principal and interest is payable solely out of monies generated by the entities using or purchasing the sites or facilities. These bonds will be considered municipal securities eligible for purchase by the Fund if the interest paid on them, in the opinion of bond counsel or in the opinion of the officers of the Trust and/or the Advisor, is exempt from federal income tax. The Fund may invest in industrial development bonds (including pollution control revenue bonds) as long as they are not from the same facility or similar types of facilities or projects.

Municipal Securities Risks. The value of the Tax-Exempt Fixed Income Fund's shares will fluctuate. The amount of this fluctuation is dependent upon the quality and maturity of the municipal securities in the Fund's portfolio, as well as on market conditions. Municipal securities prices are interest rate sensitive, which means that their value varies inversely with market interest rates. Thus, if market interest rates have increased from the time a security was purchased, the security, if sold, might be sold at a price less than its cost. Similarly, if market interest rates have declined from the time a security was purchased, the security, if sold, might be sold at a price greater than its cost. (In either instance, if the security was held to maturity, no loss or gain normally would be realized as a result of interim market fluctuations.)

Yields on municipal securities depend on a variety of factors, including: the general conditions of the money market and the taxable and municipal securities markets; the size of the particular offering; the maturity of the obligations; and the credit quality of the issue. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of municipal securities to meet their obligations for the payment of interest and principal when due.

Further, any adverse economic conditions or developments affecting the states or municipalities could impact the Fund's portfolio. Investing in municipal securities that meet the Fund's quality standards may not be possible if the states and municipalities do not maintain their current credit ratings.

Municipal Bond Insurance. The Tax-Exempt Fixed Income Fund may purchase municipal securities covered by insurance. The insurance guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance"), or insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund (the "Policies").

The Fund will require or obtain municipal bond insurance when purchasing municipal securities that would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities when, in the opinion of the Advisor, such insurance would benefit the Fund, for example, through improvement of portfolio quality or increased liquidity of certain securities. The Advisor anticipates that the Fund may have investments in insured municipal securities.

Issuer-Obtained Insurance Policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable only for those payments of interest and principal which are then due and owing at the time of sale. The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio, but also until their final maturity even if they are sold out of the Fund's portfolio. This allows the securities to have coverage that benefits all subsequent holders of those municipal securities. The Fund will obtain insurance covering municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Advisor or sub-advisor, the Fund would receive net proceeds from the sale of those securities. Net proceeds are calculated after deducting the cost of the permanent insurance and related fees. Also, the proceeds received must be significantly more than the proceeds the Fund would have received if the municipal securities were sold without insurance. Payments received from municipal bond insurers may not be tax-exempt income to shareholders of the Fund.

The Fund pays the premiums for the Policies and, as a result, the yield on the Fund's portfolio is reduced. Premiums for the Policies are paid by the Fund monthly, and are adjusted for purchases and sales of municipal securities during the month. Depending upon the characteristics of the municipal security held by the Fund, the annual premiums for the Policies are estimated to range from 0.10% to 0.25% of the value of the municipal securities covered under the Policies, with an average annual premium rate of approximately 0.175%.

The Fund may purchase Policies from Municipal Bond Investors Assurance Corp. ("MBIA"), AMBAC Indemnity Corporation ("AMBAC"), Financial Guaranty Insurance Company ("Financial Guaranty"), Financial Security Assurance ("FSA") or any other municipal bond insurer that is rated in the highest rating category by an NRSRO. Under each Policy, the insurer is obligated to provide insurance payments pursuant to valid claims. The claims must be equal to the payment of principal and interest on those municipal securities the Policy insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in a Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred. The insurance feature is intended to reduce financial risk, but the cost of the insurance and compliance with the investment restrictions imposed by the guidelines in the Policies will reduce the yield to shareholders of the Fund.

MBIA, AMBAC, Financial Guaranty and FSA will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio. Also neither, MBIA, AMBAC, Financial Guaranty or FSA may cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, Financial Guaranty and FSA will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Trustees will reserve the right to terminate any of the Policies if they determine that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved. Additionally, the Board of Trustees reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, Financial Guaranty or FSA if such carriers are rated in the highest rating category by an NRSRO.

Under the Policies, municipal bond insurers unconditionally guarantee to the Fund the timely payment of principal and interest on the insured municipal securities when and as such payments become due. In the event of any acceleration of the due date of the principal, the guaranteed payments will be made in such amounts and at such times as payments of principal would have been due had there been no acceleration. Reasons for possible acceleration are mandatory or optional redemption (other than acceleration by reason of mandatory sinking Fund payments), default or otherwise. The municipal bond insurers will be responsible for such payments less any amounts received by the Fund from any trustee for the municipal bond holders or from any other source. The Policies do not guarantee payment on an accelerated basis, the payment of any redemption premium, the value for the shares of the Fund or payments of any tender purchase price upon the tender of the municipal securities. The Policies also do not insure against nonpayment of principal of or interest on the securities resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the securities. However, with respect to small-issue industrial development municipal bonds and pollution-control revenue municipal bonds covered by the Policies, the municipal bond insurers guarantee the full and complete payments required to be made by or on behalf of an issuer. The insurers do this if there are any changes in the tax-exempt status of interest on such municipal securities, including principal, interest or premium payments required to be made by or on behalf of the issuer pursuant to the terms of the municipal securities. A "when-issued" municipal security will be covered under the Policies upon the settlement date of the original issue of such "when-issued" municipal security. In determining whether to insure municipal securities held by the Fund, each municipal bond insurer will apply its own standard, which corresponds generally to the standards it has established for determining the insurability of new issues of municipal securities.

Each of the municipal bond insurance companies has established reserves to cover estimated losses on defaulted municipal bonds. However, a higher than expected default rate on municipal bonds that a company insures could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured municipal bonds, such as the Tax-Exempt Fixed Income Fund.

Zero-Coupon and Delayed Interest Securities

The Tax-Exempt Fixed Income Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Tax-Exempt Fixed Income Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Tax-Exempt Fixed Income Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Tax-Exempt Fixed Income Fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Derivatives

Although each Fund, other than the International Equity Fund, currently has no intention to invest in derivative securities, each Fund may do so, either directly or, in the case of the Core Plus Fixed Income Fund, through the underlying mutual funds in which it invests. Derivative securities include call and put options, futures, and forward contracts and may be used by a Fund for hedging purposes as well as direct investment. For example, each Fund may invest in stock index futures to hedge the value of its portfolio against changes in market conditions.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions, but will only engage in option strategies for non-speculative purposes.

All of the Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter. In addition, the International Equity Fund may invest in options that are listed on recognized foreign exchanges. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. Over-the-counter options are generally considered illiquid by the SEC. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Call Options. A purchaser (holder) of a call option pays a non-refundable premium to the seller (writer) of a call option to obtain the right to purchase a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a call option, upon payment by the holder of the premium, has the obligation to sell the security to the holder of the call option at the exercise price during the exercise period. The Funds may both purchase and write call options.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

Purchasing Call Options. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. Instead of exercising the option and purchasing the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features. The Fund will realize a profit from a closing sale transaction if the cost of the transaction is more than the premium it paid to purchase the option. The Fund will realize a loss from the closing sale transaction if the cost of the transaction is less then the premium paid by the Fund. A Fund may purchase call options on securities that it intends to buy in order to limit the risk of a substantial change in the market price of the security. A Fund may also purchase call options on securities held in its portfolio and on which it has written call options.

Although a Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

Writing Call Options. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period.

Generally, a Fund will only write "covered call options." A call option is "covered" when the Fund either holds the security subject to the option or an option to purchase the same security at an exercise price equal to or less than the exercise price of the covered call option.

The Fund may on occasion write a call option that is not "covered" according to the description provided above, however, the Fund will maintain sufficient collateral in a segregated account to avoid such options violating the SEC's prohibition on issuing senior securities. In order to meet the SEC's requirements, the Fund must maintain in a segregated account with its custodian, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable collateral permitted by the SEC having a value equal to the fluctuating market value of the securities subject to the options.

As the writer of a call option, in return for the premium, the Fund gives up the opportunity to realize a profit from a price increase in the underlying security above the exercise price and retains the risk of loss should the price of the security decline. If a call option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. However, any gain may be offset by a decline in the market value of the security during the exercise period. If the option is exercised, the Fund will experience a profit or loss from the sale of the underlying security. The Fund may have no control over when the underlying securities must be sold because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may chose to terminate its obligation as the writer of a call option by entering into a "closing purchase transaction." A closing purchase transaction allows a Fund to terminate its obligation to sell a security subject to a call option by allowing the Fund to cancel its position under a previously written call option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that the Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a call option permits a Fund to write another call option on the underlying security with a different exercise price, exercise date or both. If a Fund wants to sell a portfolio security that is subject to a call option, it will effect a closing purchase transaction prior to or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing purchase transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Put Options. A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period. The Funds may both purchase and write put options.

Purchasing Put Options. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. Instead of exercising the option and selling the security, a Fund may choose to allow the option to expire or enter into a closing sale transaction with respect to the option. A closing sale transaction gives a Fund the opportunity to cancel out its position in a previously purchased option through the offsetting sale during the exercise period of an option having the same features.

A Fund may purchase put options on it portfolio securities for defensive purposes ("protective puts"). A Fund may purchase a protective put for a security it holds in its portfolio to protect against a possible decline in the value of the security subject to the put option. A Fund may also purchase a protective put for a security in its portfolio to protect the unrealized appreciation of the security without having to sell the security. By purchasing a put option, a Fund is able to sell the security subject to the put option at the exercise price during the exercise period even if the security has significantly declined in value.

A Fund may also purchase put options for securities it is not currently holding in its portfolio. A Fund would purchase a put option on a security it does not own in order to benefit from a decline in the market price of the security during the exercise period. A Fund will only make a profit by exercising a put option if the market price of the security subject to the put option plus the premium and the transaction costs paid by the Fund together total less than the exercise price of the put option.

Writing Put Options. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

A Fund will only write put options on a covered basis. For a put option to be considered covered, the Fund must either (1) maintain cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover permitted by the SEC having a value of not less than the exercise price of the option; or (2) own an option to sell the security subject to the put option, which has an exercise price during the entire option period equal to or greater than the exercise price of the covered put option. The rules of a clearing corporation may require that such assets be deposited in escrow to ensure payment of the exercise price.

If a put option written by a Fund is not exercised, the Fund will realize a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time. The Fund may have no control over when the underlying securities must be purchased because the Fund may be assigned an exercise notice at any time during the exercise period.

A Fund may chose to terminate its obligation as the writer of a put option by entering into a "closing purchase transaction." A closing purchase transaction allows a Fund to terminate its obligation to purchase a security subject to a put option by allowing the Fund to cancel its position under a previously written put option through an offsetting purchase during the exercise period of an option having the same features. A Fund may not effect a closing purchase transaction once it has received notice that the option will be exercised. In addition, there is no guarantee that a Fund will be able to engage in a closing purchase transaction at a time or price desirable to the Fund. Effecting a closing purchase transaction on a put option permits the Fund to write another put option.

A Fund will realize a profit from a closing purchase transaction if the cost of the transaction is less than the premium received from writing the option. Conversely, a Fund will experience a loss from a closing purchase transaction if the cost of the transaction is more than the premium received from writing the option.

A Fund may write put options in situations when the Advisor or the Fund's sub-advisor wants to buy the underlying security for the Fund's portfolio at a price lower than the current market price of the security. To effect this strategy, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price the Fund is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk of this strategy is that the market price of the underlying security would decline below the exercise price less the premiums received.

Over-The-Counter ("OTC") Options. The Funds may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects. OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. A Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Funds understand the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund will treat OTC options and "cover" assets as illiquid securities for the purposes of the Funds' limitation on investments in illiquid securities.

Options on Stock Indices. The Funds may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock. When a Fund writes an option on a stock index, the Fund will establish a segregated account containing cash, U.S. government securities, other high grade debt obligations or other suitable collateral stock with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

Risks of Options. A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on securities and securities indices depends on the degree to which price movements in the underlying indices or securities correlate with price movements in the relevant portion of the Fund's portfolio. Because such securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities, which would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by a Fund of options on securities and securities indices will be subject to the Advisor or the sub-advisor's ability to correctly predict movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and options on securities may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Thus, it may not be possible to close such an option. The inability to close an option position could also have an adverse impact on a Fund's ability to effectively hedge its securities.

Special Risks of Options on Indices. The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's or sub-advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Futures Contracts. Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. Each Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of a Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Futures. Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's investment securities may differ substantially from the changes anticipated by a Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than such Fund's initial investment in such a contract.

Successful use of futures contracts depends upon the Advisor's or sub-advisor's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Advisor's or sub-advisor's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

Futures purchased or sold by the International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Other Investment Companies

Each Fund, except the Core Plus Fixed Income Fund, currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund as a whole. The Core Plus Fixed Income Fund is currently a "fund of funds" and is not subject to the above restrictions, except that it is prohibited from acquiring shares of another mutual fund if, immediately after such acquisition, it and/or its affiliated persons would hold more than 3% of such mutual fund's total outstanding stock. This prohibition may prevent the Core Plus Fixed Income Fund from allocating its investment in the manner the Advisor considers optimal. The Core Plus Fixed Income Fund's investment strategy of indirect investment through other investment companies is non-fundamental and may therefore be changed, without shareholder approval, to a strategy of direct investment, using the multi-manager approach, as a means to achieve its investment objective.

In addition, each of the Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund's shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

When-Issued Purchases, Delayed Delivery and Forward Commitments

Each Fund may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. A Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, a Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the delivery of the securities takes place.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Short Sales

Although not currently part of any of the Fund's investment strategies, each Fund has the ability to make short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the market value of the securities. A Fund must borrow the security to deliver it to the buyer. A Fund is then obligated to replace the security borrowed at the market price at the time of replacement. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue on the security during the loan period. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain proceeds of the short sale until the short position is closed out. The Advisor anticipates that the frequency of short sales will vary substantially under different market conditions and each Fund does not intend that any significant amount of its assets, as a matter of practice, will be in short sales, if any.

In addition to the short sales discussed above, each Fund also has the ability to make short sales "against the box," a transaction in which a Fund enters into a short sale of a security owned by such Fund. A broker holds the proceeds of the short sale until the settlement date, at which time a Fund delivers the security to close the short position. A Fund receives the net proceeds from the short sale.

Real Estate Investment Trusts (REITs)

The Real Estate Securities Fund and the Large Cap Value Fund may invest their assets in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder of a Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REITs failure to maintain exemption from registration under the 1940 Act.

Mortgage-Backed Securities

The Core Plus Fixed Income Fund may, through the underlying investment companies in which it invests, purchase mortgage-backed securities. Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Core Plus Fixed Income Fund may also, via the underlying investment companies in which it invests, purchase debt securities which are secured with collateral consisting of mortgage-backed securities ("Collateralized Mortgage Obligations") and in other types of mortgage-related securities. Mortgage-backed securities may be issued or guaranteed by U.S. government entities, such as the Government National Mortgage Association ("GNMA") or by private lenders.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right of mortgagors may limit the increase in net asset value of the fund because the value of the mortgage-backed securities held by the fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof are generally considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the investment adviser determines that the securities meet the fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, the Federal Home Loan Mortgage Company, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. The investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Fund A, B and C Bonds all bear current interest. Interest on the Fund Z Bond is accrued and added to principal and a like amount is paid as principal on the Fund A, B, or C Bond currently being paid off. When the Fund A, B and C Bonds are paid in full, interest and principal on the Fund Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Funds will not invest in subordinated privately-issued CMOs. For federal income tax purposes, a Fund will be required to accrue income on CMOs and REMICs regular interests using the "catch-up" method, with an aggregate prepayment assumption.

Asset-Backed Securities

The Core Plus Fixed Income Fund may, through the underlying investment companies in which it invests, purchase debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments based on the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Warrants

Each of the Funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange. Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.

Stripped Securities

Each Fund has the ability to purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Temporary Investments
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Under normal market conditions, each Fund may have money received from the purchase of Fund shares, or money received on the sale of its portfolio securities for which suitable investments consistent with such Fund's investment objectives are not immediately available. Under these circumstances, each Fund may have such monies invested in cash or cash equivalents in order to earn income on this portion of its assets. Cash equivalents include investments such as U.S. government obligations, repurchase agreements, bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen months or less. A Fund may also have a portion of its assets invested in cash equivalents in order to meet anticipated redemption requests or if other suitable securities are unavailable. In addition, a Fund may reduce its holdings in equity and other securities and may invest in cash and cash equivalents for temporary defensive purposes, during periods in which the Advisor or sub-advisor believes changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although each of the Funds, except the Tax-Exempt Fixed Income Fund, may invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor and/or sub-advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of such Fund's total assets at the time of purchase. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody's or similar rating by another nationally recognized rating agency. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor or sub-advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

Repurchase and Reverse Repurchase Agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a Fund's custodian securities with an initial market value of at least 100% of the dollar amount invested by a Fund in each repurchase agreement. The Advisor or sub-advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a Fund's ability to sell the underlying securities. A Fund will enter into repurchase  agreements  only  with  parties  who meet  certain  creditworthiness standards, i.e., banks or broker-dealers that the Advisor or sub-advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

A Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. A Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of its obligation under the agreement, including accrued interest, in a segregated account with its custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under the 1940 Act, a Fund does not treat these arrangements as borrowings under its investment restrictions so long as the segregated account is properly maintained.

The use of repurchase agreements by a Fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a Fund not within the control of that Fund, and therefore the realization by a Fund on the collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the manager acknowledges these risks, it is expected that if repurchase agreements are otherwise deemed useful to a Fund, these risks can be controlled through careful monitoring procedures.

U.S. Government Obligations. The Funds may each invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Management of the Funds
--------------------------------------------------------------------------------
Board of Trustees

     The management and affairs of the Funds are supervised by the Board of Trustees of the Trust (the "Board"). The Board consists of five individuals, three of whom are not "interested persons" of the Trust as that term is defined in the 1940 Act (the "Independent Trustees"). The Trustees are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Delaware in this regard. The Board establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds. The current Trustees and officers of the Trust and their ages are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other trusteeships held.


---------------------------- ------------- ------------ ------------------------ ------------ -----------------
Name, Age and Address        Position with    Term of     Principal Occupations    Number of        Other
                               the Trust    Office and       During the Past      Portfolios     Trusteeships
                                             Length of        Five Years            in Fund   Positions held by
                                            Time Served                             Complex        Trustee
                                                                                  Overseen by
                                                                                    Trustee
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
                                                  Independent Trustees
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
William J. Klipp             Trustee       Indefinite   Retired; President and         8      Trustee, Lend
Age: 47                                    term since   Chief Operating Officer,              Lease Rosen
c/o AssetMark Investment                   inception.   Schwab Investment                     Funds; Director,
Services, Inc.                                          Management, Inc. and                  SaveDaily.com
2300 Contra Costa Boulevard                             Executive Vice
Suite 425                                               President, Charles
Pleasant Hill, CA 94523-3967                            Schwab Funds, 1993-1999.
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
Leonard H. Rossen            Trustee       Indefinite   President, Len Rossen          8             N/A
Age: 71                                    term since   Consulting (a legal
c/o AssetMark Investment                   inception.   consulting firm), 1999
Services, Inc.                                          to present; Corporate
2300 Contra Costa Boulevard                             Counsel, Franklin
Suite 425                                               Templeton Mutual Funds
Pleasant Hill, CA 94523-3967                            and Distributors, Inc.,
                                                        1996-1999; Regional
                                                        Counsel and Vice
                                                        President, Equitable
                                                        Life Insurance
                                                        Society, 1987-1996.
                                                        Prior to that, Len
                                                        served in various key
                                                        legal positions with
                                                        the Securities and
                                                        Exchange Commission for
                                                        more than 15 years.
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
R. Thomas DeBerry            Trustee       Indefinite   President, DeBerry             8             N/A
Age: 62                                    term since   Consulting (a securities
c/o AssetMark Investment                   inception.   consulting firm), 1988
Services, Inc.                                          to present; Director,
2300 Contra Costa Boulevard                             Investment Manager
Suite 425                                               Services Division of
Pleasant Hill, CA 94523-3967                            Resources Trust Company,
                                                        1998 to 2000.
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
                                                 Interested Trustees
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
Ronald Cordes*               President,    Indefinite   Principal, AssetMark           8             N/A
Age: 44                      Chairperson,  term since   Investment Services,
AssetMark Investment         Trustee       inception.   Inc., 1994 to present.
Services, Inc.
2300 Contra Costa Boulevard
Suite 425
Pleasant Hill, CA 94523-3967
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
Richard Steiny*              Trustee       Indefinite   Principal, AssetMark           8             N/A
Age: 46                                    term since   Investment Services,
AssetMark Investment                       inception.   Inc., 1994 to present.
Services, Inc.
411 Borel Avenue
Suite 501
San Mateo, CA 94402
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
                                            Officers of the Trust
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
Ronald Cordes                President,
(see above)                  Chairperson,
                             Trustee
---------------------------- ------------- ------------ ------------------------ ------------ -----------------

John Whittaker               Vice                       Vice President and Chief
Age: 34                      President                  Operating Officer,
AssetMark Investment                                    AssetMark Investment
Services, Inc.                                          Services, 2000 to
2300 Contra Costa Boulevard                             present; Director of
Suite 425                                               Operations, AssetMark
Pleasant Hill, CA 94523-3967                            Investment Services,
                                                        Inc., 1997 to 2000;
                                                        Regional Consultant,
                                                        AssetMark Investment
                                                        Services, Inc., 1994 to
                                                        1997.
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
Carrie E. Hansen             Treasurer                  Director of Operations,
Age: 33                                                 AssetMark Investment
2300 Contra Costa Boulevard                             Services, Inc., 2000 to
Suite 425                                               present; Director of
Pleasant Hill, CA 94523-3967                            Operations, Barclays
                                                        Global Investors,
                                                        1998 to 2000;
                                                        Principal, Domestic Fund
                                                        Accounting, Barclays
                                                        Global Investors,
                                                        1997-1998, Manager,
                                                        Coopers & Lybrand, 1996
                                                        to 1997.
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
Teresa Escano                Secretary                  Director of Advisor
Age: 41                                                 Services Group,
2300 Contra Costa Boulevard                             AssetMark Investment
Suite 425                                               Services, Inc., 2000 to
Pleasant Hill, CA 94523-3967                            present; Manager of
                                                        Advisor Services Group,
                                                        1997 to 2000; Portfolio
                                                        Manager Administrator
                                                        for The Headlands Group,
                                                        Inc. (an investment
                                                        adviser), 1992
                                                        to 1997.
---------------------------- ------------- ------------ ------------------------ ------------ -----------------
*    Ronald Cordes and Richard Steiny are considered to be "interested  persons"
     of the Funds as defined in the 1940 Act due to their  relationship with the
     Advisor.

Board Committees

The Board of Trustees has three standing committees as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually. The Audit Committee is comprised of all of the Independent Trustees as follows: Mr. Klipp, Mr. Rossen and Mr. DeBerry. The audit committee met four times during the last fiscal year.

Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating Committee has not had reason to meet yet. The Nominating Committee is comprised of all of the Independent Trustees as follows: Mr. Klipp, Mr. Rossen and Mr. DeBerry. There are no policies in place regarding nominees recommended by shareholders.


Valuation Committee. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings when current market prices are not readily available after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee meets as necessary when a price is not readily available. The Valuation Committee has not had reason to meet yet. Mr. Cordes (President, Chairman, & Interested Trustee) and Mr. Steiny (Interested Trustee) comprise the Valuation Committee.



Compensation

For their service as Trustees of the Trust, the Independent Trustees receive a retainer fee of $10,000 per year and $2,500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The "interested persons" who serve as Trustees of the Trust receive no compensation for their service as Trustees.

The table below sets forth the compensation paid by the Trust to each of the current Trustees during the fiscal year ended June 30, 2003:

                                                                                             Total
                                Aggregate       Pension or Retirement Estimated Annual Compensation from
                          Compensation From the  Benefits Accrued as    Benefits Upon    Trust Paid to
  Name of Person/Position         Trust         Part of Fund Expenses    Retirement         Trustees
------------------------- --------------------- --------------------- ---------------- -------------------

Ronald D. Cordes,                  None                  None               None              None
President, Chairperson,
Trustee
------------------------- --------------------- --------------------- ---------------- -------------------
Richard Steiny,                    None                  None               None              None
Trustee
------------------------- --------------------- --------------------- ---------------- -------------------
William J. Klipp,                $22,500                 None               None            $22,500
Independent Trustee
------------------------- --------------------- --------------------- ---------------- -------------------
Leonard Rossen,                  $22,500                 None               None            $22,500
Independent Trustee
------------------------- --------------------- --------------------- ---------------- -------------------
R. Thomas DeBerry,               $22,500                 None               None            $22,500
Independent Trustee
-------------------------


Board Interest in the Funds

                                    Key
                                A. $1-$10,000
                                B. $10,001-$50,000
                                C. $50,001-$100,000
                                D. over $100,000

                                 Dollar Range of Equity Securities Beneficially Owned in the Funds (1)
                                 ---------------------------------------------------------------------


                                                                                               Aggregate Dollar Range of
                                        Small/   Small/                       Tax-     Core     Equity Securities in All
                       Large   Large    Mid      Mid      Intern-  Real       Exempt   Plus        Registered Investment
                       Cap     Cap      Cap      Cap      ational  Estate     Fixed    Fixed  Companies Overseen by Trustee
                       Growth  Value    Growth   Value    Equity   Securities Income   Income    in Family of Investment
Name of Trustee        Fund    Fund     Fund     Fund     Fund     Fund       Fund     Fund             Companies
---------------------- ------- -------- -------- -------- -------- ---------- -------- -------- ---------------------------

Ronald Cordes,          None    None     None     None     None     None       None     None                  None
Interested Trustee

Richard Steiny,         None    None     None     None     None     None       None     None                  None
Interested Trustee

William Klipp,          None    None     None     None     None     None       None     None                  None
Independent Trustee

Leonard Rossen,         None    None     None     None     None     None       None     None                  None
Independent Trustee

R. Thomas DeBerry,      None    None     None     None     None     None       None     None                  None
Independent Trustee

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.


Principal Holders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any of the Funds. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of September 30, 2003, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each of the Funds.

The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds as of September 30, 2003.


Control Persons of the Large Cap Growth Fund


------------------------------------------- -------------- ----------- -----------------

Name and Address                                Shares     % Ownership Type of Ownership
------------------------------------------- -------------- ----------- -----------------

IMS & Co                                    11,687,494.333   57.67%          Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO  80155-3865

Pershing LLC                                 8,501,187.067   41.95%          Record
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052
------------------------------------------- -------------- ----------- -----------------

Control Persons of the Large Cap Value Fund

------------------------------------------- ------------- ----------- -----------------

Name and Address                               Shares     % Ownership Type of Ownership
------------------------------------------- ------------- ----------- -----------------

IMS & Co                                    9,985,688.326   58.16%         Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO 80155-3865

Pershing LLC                                7,117,837.154   41.45%         Record
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052
------------------------------------------- ------------- ----------- -----------------

Control Persons of the Small/Mid Cap Growth Fund

------------------------------------------- ------------- ----------- -----------------

Name and Address                               Shares     % Ownership Type of Ownership
------------------------------------------- ------------- ----------- -----------------
IMS & Co                                    2,939,404.696   57.15%         Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO 80155-3865

Pershing LLC                                2,179,751.286   42.38%         Record
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052
------------------------------------------- ------------- ----------- -----------------

Control Persons of the Small/Mid Cap Value Fund
------------------------------------------- ------------- ----------- -----------------

Name and Address                               Shares     % Ownership Type of Ownership
------------------------------------------- ------------- ----------- -----------------
IMS & Co                                    2,169,736.917   57.73%         Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO 80155-3865

Pershing LLC                                1,573,697.540   41.87%         Record
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052

------------------------------------------- ------------- ----------- -----------------

Control Persons of the International Equity Fund


------------------------------------------- ------------- ----------- -----------------

Name and Address                               Shares     % Ownership Type of Ownership
------------------------------------------- ------------- ----------- -----------------

IMS & Co                                    6,617,726.496   52.18%         Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO 80155-3865

Pershing LLC                                6,002,024.357   47.32%         Record
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052
------------------------------------------- ------------- ----------- -----------------

Control Persons of the Real Estate Securities Fund


------------------------------------------- -------------- ----------- -----------------
Name and Address                                Shares     % Ownership Type of Ownership
------------------------------------------- -------------- ----------- -----------------

IMS & Co                                    1,785,972.3270   57.37%         Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO 80155-3865

Pershing LLC                                 1,313,940.773   42.21%         Record
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052
------------------------------------------- -------------- ----------- -----------------

Control Persons of the Tax-Exempt Fixed Income Fund

------------------------------------------- ------------- ----------- -----------------
Name and Address                               Shares     % Ownership Type of Ownership
------------------------------------------- ------------- ----------- -----------------

Pershing LLC                                1,937,152.925   57.03%         Record
Attn: Mutual Funds
P.O. Box 2052
Jersey City, NJ 07303-2052

IMS & Co                                    1,449,230.921   42.66%         Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO 80155-3865
------------------------------------------- ------------- ----------- -----------------

Control Persons of the Core Plus Fixed Income Fund

------------------------------------------- ------------- ----------- -----------------
Name and Address                               Shares     % Ownership Type of Ownership
------------------------------------------- ------------- ----------- -----------------
IMS & Co                                    7,780,058.642   57.29%         Record
FBO Exclusive Benefit of Our Customers
P.O. Box 3865
Englewood, CO 80155-3865

Pershing LLC
Attn: Mutual Funds                          5,750,303.642   42.35%         Record
P.O. Box 2052
Jersey City, NJ 07303-2052
------------------------------------------- ------------- ----------- -----------------

Investment Advisor and Sub-Advisors
--------------------------------------------------------------------------------

AssetMark Investment Services, Inc. (the "Advisor"), a California corporation, serves as the investment advisor to the Funds. The Advisor is registered as an investment advisor with the SEC. The Advisor provides investment consulting and administrative services to financial intermediaries, and currently administers in excess of $1.9 billion in assets, including mutual funds and privately managed accounts.

Unlike the other Funds, the Core Plus Fixed Income Fund is currently structured as a "fund of funds" and is not managed by sub-advisors. The Core Plus Fixed Income Fund may, however, change its investment strategy to one of direct investment. In this situation, the Advisor would retain one or more sub-advisors to manage all or a portion of the Core Plus Fixed Income Fund's assets.


With respect to each of the Funds other than the Core Plus Fixed Income Fund, the Advisor oversees the investment advisory services provided to the Funds and manages the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements with the Advisor, and under the supervision of the Advisor and the Board of Trustees, a number of sub-advisors are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. Sub-advisors are selected for the Funds with the research assistance of Wilshire Associates("Wilshire"), consultant to the Advisor, who evaluates quantitatively and qualitatively a sub-advisor's skills and investment results in managing assets for specific asset classes, investment styles and strategies. The Advisor is responsible for the payment of all fees to Wilshire.

Subject to Board review and with the research assistance of Wilshire, the Advisor allocates and, when appropriate, reallocates the Funds' assets among sub-advisors, monitors and evaluates sub-advisor performance, and oversees sub-advisor compliance with the Funds' investment objectives, policies and restrictions. The Advisor has ultimate responsibility for the investment performance of the Funds pursuant to its responsibility to oversee the sub-advisors and recommend their hiring and/or replacement. For the two fiscal years ended June 30, 2002 and 2003, the following advisory fees were paid to the
Advisor:


Fund:                                 Advisory Fee Accrued            Advisory Fee Paid After Waivers
------------------------------- ---------------------------------- --------------------------------------
                                      2003             2002               2003            2002
Large Cap Growth Fund             $   644,347       $   297,719      $   550,420       $ 217,467
Large Cap Value Fund              $   643,902       $   307,146      $   560,514       $ 213,160
Small/Mid Cap Growth Fund         $   170,548       $    84,800      $    94,486       $  21,555
Small/Mid Cap Value Fund          $   173,650       $    89,499      $    68,317       $  17,400
International Equity Fund         $   556,171       $   373,105      $   547,469       $ 326,511
Real Estate Securities Fund       $   161,439       $    84,617      $    70,756       $  14,705
Tax-Exempt Fixed Income Fund      $   155,909       $    59,215      $    52,079      ($  13,901)
Core Plus Fixed Income Fund       $   566,381       $   216,473      $   475,675       $ 121,840

The Advisor pays the sub-advisors a fee out of its advisory fee that is based on a percentage of the average daily net assets managed by each sub-advisor. For the two fiscal years ended June 30, 2002 and 2003, the following fees, as a percentage of such Fund's average daily net assets, were paid to the sub-advisors:



                                                     Aggregate Sub-Advisory Fee
                                              2003                                2002
------------------------------- ---------------------------------- -----------------------------------
Fund                             Percentage of                      Percentage of
                                 average daily       Aggregate      average daily       Aggregate
                                   net assets     dollar amounts      net assets      dollar amounts
------------------------------- ----------------- ---------------- ----------------- -----------------

Large Cap Growth Fund                0.45%            $   305,217       0.47%            $   148,254
Large Cap Value Fund*                0.45%            $   305,014       0.45%            $   145,717
Small/Mid Cap Growth Fund            0.47%            $    85,203       0.48%            $    42,502
Small/Mid Cap Value Fund             0.55%            $    95,280       0.55%            $    49,137
International Equity Fund            0.46%            $   271,702       0.48%            $   186,701
Real Estate Securities Fund          0.40%            $    67,975       0.40%            $    35,628
Tax-Exempt Fixed Income Fund         0.33%            $    65,170       0.35%            $    25,907
Core Plus Fixed Income Fund          0.00%            $         0       0.00%            $         0

*    In August 2002, the Board of Trustees  appointed  Davis Selected  Advisers,
     L.P. to serve as one of the two  sub-advisors  for the AssetMark  Large Cap
     Value Fund and Davis began managing its portion of the Fund's assets on September 6, 2002. Davis and the Advisor are parties to a Sub-Advisory
     Agreement dated as of September 5, 2002 under which the Advisor pays Davis sub-advisory fees at the following annual rates based on the average daily net assets of the Fund allocated for management by Davis: 0.45% on the first $100 million of assets; 0.40% on the next $400 million; and 0.35% on assets over $500 million.

     Davis and the Advisor are also parties to a Services  Agreement dated as of
     September 5, 2002 under which Davis makes payments to the Advisor to defray a portion of the Advisor's expenses of maintaining the AssetMark investment
     platform,   through  which  financial   intermediaries  such  as  fee-based
     investment  advisers  make  available an array of mutual fund and privately managed account  investment  options (including the Fund) to their clients.
     In  this  regard,   the  Advisor   provides   continuing   consulting   and
     administrative  services to  financial  intermediaries  who in turn provide investor  support  services  that may benefit the Fund.  Under the Services
     Agreement,  Davis pays the Advisor  services fees at the  following  annual rates  based on the  average  daily net  assets of the Fund  allocated  for management by Davis:  5 basis points  (0.05%) on the first $75 million;  10 basis points (0.10%) on the next $25 million; and 5 basis points (0.05%) on the next $400 million.

The Agreement and certain portions of the sub-advisory agreements provide that the Advisor or any sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the sub-advisory agreements provide that the sub-advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of the Agreement and each sub-advisory agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Board, and (ii) by the vote of a majority of the Independent Trustees who are not parties to such Agreement or sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement or a sub-advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Advisor (or sub-advisor) or by the Advisor (or sub-advisor) on 90 days written notice to the Trust.


On May 22, 2003, the Board of the Trustees of the Trust, on behalf of the Funds, re-approved the investment advisory agreement (the "Agreement") with the Advisor for a one-year period. This Agreement may continue on a year-to-year basis for each Fund provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Independent Trustees of Trust who are not parties to the Agreement at a meeting called for the purpose of voting on such approval. The Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisor's investment decisions are made subject to the direction and supervision of the Board of Trustees.

In the most recent review of the Agreement on May 22, 2003, the Trustees were provided with materials relating to, and considered and evaluated, information concerning, among other things, (a) the terms and conditions of the Agreement, including the nature, quality and scope of the investment management services and the fees charged for their services; (b) a comparison of each Fund's advisory fee as well as overall expense ratios in relation to various industry averages; (c) the Trustees' legal duties in approving the Agreement; and (d) the Adviser's contractual agreement to subsidize the Funds' expenses at specific levels. In considering whether to renew the Agreement, the Board of Trustees, including the Independent Trustees, indicated that the Funds' relative performance, the Advisor's performance in selecting and monitoring the sub-advisors of the various Funds, the Advisor's efforts to monitor and evaluate compliance with various regulatory requirements and the Advisor's efforts to reduce overall Fund expenses, all were factors in the decision to renew the Agreement. The Board did not identify any single factor as all-important or controlling. Based on their evaluation of all material factors discussed above and assisted by the advice of independent counsel, the Trustees and Independent Trustees concluded that the Advisory Agreement was fair and reasonable and that it should be renewed and approved.


The Sub-Advisors

Brandes Investment Partners, LLC ("Brandes"), sub-advisor of the Large Cap Value Fund, is an independent investment advisory firm that was founded in 1974 as a sole proprietorship. The organizational structure was changed to a California corporation in August 1985, and to a California limited partnership in May 1996. Brandes first registered with the SEC in 1975 and as of June 30, 2003 has approximately $57.3 billion in assets under management.


Davis Selected Advisers, L.P. ("Davis"), sub-advisor of the Large Cap Value Fund, Davis is an independent money management firm that specializes in Large Cap Value equities, catering to institutional and individual clients worldwide. With over $39 billion under management as of August 31, 2003, Davis applies its signature investment discipline of buying high-quality, growing businesses at value prices and holding them for the long-term. The firm looks for companies with sustainable growth rates selling at modest price multiples that have the potential to expand. This value-oriented approach to investing has been honed over 50 years and three generations of portfolio management.


TCW Investment Management Company ("TCW"), sub-advisor of the Large Cap Growth Fund and Small/Mid Cap Growth Fund, is a member of The TCW Group, Inc., a group of affiliated financial companies founded in 1971 and providing a broad range of international and U.S. equity and fixed income investment products and services. TCW is an indirect subsidiary of Societe Generale S.A. TCW is a registered as an investment adviser with the SEC and currently manages approximately $84 billion in assets as of August 31, 2003. Societe Generale Asset Management, S.A. may be deemed to be a control person of TCW by reason of its ownership of more than 25% of the outstanding voting stock of the TCW Group. Societe Generale Asset Management, S.A. is a wholly-owned subsidiary of Societe Generale S.A., the sixth largest bank in the euro zone.


Atlanta Capital Management Company, LLC ("Atlanta"), sub-advisor of the Large Cap Growth Fund, is an independent subsidiary of Eaton Vance Acquisitions, which is a wholly-owned subsidiary of Eaton Vance Corp. Atlanta Capital Management is a leading Atlanta-based investment firm specializing in managing domestic large cap growth portfolios, with approximately $8.2 billion in assets under management as of August 31, 2003. Atlanta believes attractive investment returns are produced by investing in a diversified portfolio of high quality companies capable of sustaining superior rates of earnings growth. Atlanta is registered as an investment adviser with the SEC.


Cramer Rosenthal McGlynn, LLC ("CRM"), sub-advisor of the Small/Mid Cap Value Fund, is a Delaware limited liability company and through its predecessor, Cramer Rosenthal McGlynn, Inc., was founded in 1973. CRM offers separate account management for small/mid cap value equity, small cap value equity, mid cap value equity, and balanced portfolio management for both tax-exempt and taxable clients. CRM currently manages a variety of institutional portfolios for corporate pension funds, endowments and foundations, as well as private accounts for individuals, family trusts and estates. CRM has been registered with the SEC as an investment advisor since 1976. CRM has $4.1 billion in assets under management as of August 31, 2003.

Ariel Capital Management, Inc. ("Ariel"), sub-advisor of the Small/Mid Cap Value Fund, is a subchapter S corporation specializing in undervalued small- and medium-sized companies. Ariel is a registered investment advisor with approximately $13.5 billion in assets under management as of August 31, 2003 for individual as well as institutional clients.

Transamerica Investment Management, LLC ("Transamerica"), sub-advisor of the Small/Mid Cap Growth Fund, has a 35-year history of delivering institutional investment management services. Transamerica's investment strategy seeks to identify value-creating trends early, before they are recognized by the market in general. In pursuit of capital growth, Transamerica's small/mid growth portfolios invest in a relatively small number of first-in-class companies, as determined by the companies' own strong fundamentals. Transamerica had $14.4 billion in assets under management as of August 31, 2003.

Clay Finlay, Inc. ("Clay Finlay"), sub-advisor of the International Equity Fund, is a global equity management firm founded in 1982 and headquartered in New York. Clay Finlay is wholly owned by Old Mutual Asset Managers (US) LLC, an indirect subsidiary of Old Mutual plc, a financial services company. An experienced multinational team of more than 20 investment professionals manages a full range of multi-regional and regional equity mandates on behalf of major corporations, financial institutions and governments. Assets under management were in excess of $6.2 billion at August 31, 2003.

Oppenheimer Capital, LLC ("Oppenheimer Capital"), sub-advisor of the International Equity Fund, provides investment advice to financial institutions, individuals, state and local government agencies, pension and profit sharing plans, trusts, estates, businesses and other organizations. Oppenheimer Capital has been a leading innovator of value-style equity investment management since its inception in 1969. The firm has over $22 billion of assets under management as of August 31, 2003.

Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), sub-advisor of the Real Estate Securities Fund, is a limited liability company and an affiliate of Lend Lease Real Estate Investments, Inc. Lend Lease Rosen is a SEC-registered investment advisor and provides investment management services to client discretionary accounts with assets totaling approximately $2.6 billion as of August 31, 2003.


Weiss Peck & Greer, L.L.C. ("Weiss Peck"), sub-advisor of the Tax-Exempt Fixed Income Fund, is a limited liability company formed as an SEC-registered investment advisor in 1970 to manage individual accounts, and currently also provides mutual fund and institutional account management. In 1988, Weiss Peck was purchased by Robeco Group, a leading European asset management company, for which Weiss Peck currently serves as the primary United States affiliate. The Robeco Group is owned by Rabobank Group, the only commercial bank in the world rated triple-A by all four of the major rating agencies. Weiss Peck manages over $18.4 billion in assets as of August 31, 2003.


Distribution and Shareholder Servicing
--------------------------------------------------------------------------------

Distributor and Sub-Distributor


AssetMark Capital Corporation (the "Distributor"), an affiliate of the Advisor, 2300 Contra Costa Boulevard, Suite 425, Pleasant Hill, California, 94523-3967 is the distributor for the shares of the Funds pursuant to a Distribution Agreement (the "Distribution Agreement"), between the Trust on behalf of the Funds, and the Distributor. Quasar Distributors, LLC (the "Sub-Distributor), an affiliate of the Funds' accounting and administrative service provider, U.S. Bancorp Fund Services, LLC, is the sub-distributor for the Funds pursuant to a Sub-Distribution Agreement among the Trust, the Advisor and Quasar. The
Distribution and Sub-Distribution Agreements have a one-year term and continue on a year-to-year basis provided that the Agreements are approved in the manner required by the 1940 Act. The Distributor and Sub-Distributor are each registered broker-dealers and members of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Funds, will use its best efforts to distribute the Funds' shares. For the fiscal years ended June 30, 2002 and 2003, all distribution fees were paid by the Advisor.


Distribution Plan

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board. The Plan authorizes payments by the Funds in connection with the distribution of Fund shares at an annual rate of 0.25% of each of the Fund's average daily net assets. Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of a Fund, as determined by the Board, and for the purpose of providing certain services to existing shareholders. Such activities typically include: advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of the Distributor associated with the sale of shares of the Funds including equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without the Plan, that Fund may also make payments to finance such activity outside of the Plan, and is not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to the Funds regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases each Fund's expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other AssetMark Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund's net assets.

Rule 12b-1 requires that (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made; (ii) the Board of Trustees, including a majority of the Independent Trustees, approve all agreements implementing the Plan; and (iii) the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

For the fiscal year ended June 30, 2003, the following amounts were paid pursuant to the Distribution Plan:

                                                      12b-1 Expenses Paid
Expenses
                                                                                                  Core
                          Large    Large    Small/Mid  Small/Mid  Interna-  Real       Tax-Exempt Plus
                          Cap      Cap      Cap        Cap        tional    Estate     Fixed      Fixed
                          Growth   Value    Growth     Value      Equity    Securities Income     Income
                          Fund     Fund     Fund       Fund       Fund      Fund       Fund       Fund
------------------------ -------- -------- ---------- ---------- --------- ----------- ---------- --------

Advertising/Marketing    $ 0      $ 0      $ 0        $ 0        $ 0       $ 0         $ 0        $ 0
Printing/Postage         $ 0      $ 0      $ 0        $ 0        $ 0       $ 0         $ 0        $ 0
Payment to distributor   $ 0      $ 0      $ 0        $ 0        $ 0       $ 0         $ 0        $ 0
Payment to dealers       $169,565 $169,448 $44,881    $43,412    $146,361  $42,484     $48,721    $188,793
Compensation to sales    $ 0      $ 0      $0         $ 0        $ 0       $ 0         $ 0        $ 0
personnel
Other                    $ 0      $ 0      $ 0        $ 0        $ 0       $ 0         $ 0        $ 0
------------------------ -------- -------- ---------- ---------- --------- ---------- ---------- ---------
Total                    $169,565 $169,448 $44,881    $43,412    $146,361  $42,484    $48,721    $188,793
======================== ======== ======== ========== ========== ========= ========== ========== =========

With the exception of the Adviser, in its capacity as the Funds' investment adviser, no "interested person" of the Funds, as defined in the 1940 Act, and no Independent Trustee of the Trust has or had a direct or indirect financial interest in the Plan or any related agreement.

Shareholder Servicing Agents

Each Fund may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from a Fund for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

Service Providers
--------------------------------------------------------------------------------

The Trust entered into a number of agreements whereby certain parties will provide various services to the Funds.

U.S. Bancorp Fund Services, LLC ("USBFS") will provide accounting and administrative services and shareholder servicing to the Funds as transfer agent and dividend disbursing agent. USBFS's address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202. The services to be provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Funds, day-to-day administration of matters related to the existence of the Trust under state law (other than rendering investment advice), maintenance of its records, preparation, mailing and filing of reports, assistance in monitoring the total number of shares sold in each state for "Blue Sky" purposes and assistance in the preparation of the Funds' registration statement under federal and state securities laws.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust, USBFS also performs certain administrative, accounting and tax reporting functions for the Funds, including preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states, compiling data for and preparing notices to the SEC, preparing financial statements for the Annual and Semi-Annual Reports to the SEC and current investors, monitoring the Funds' expense accruals, performing securities valuations and, from time to time, monitoring the Funds' compliance with their investment objectives and restrictions.

For the fiscal years ended June 30, 2002 and 2003, the following amounts were paid to USBFS for administrative services:

      Fund:                                           Administration Fee Paid
                                                      2003              2002
                                                      ----              ----
      Large Cap Growth Fund                          $39,264          $17,108
      Large Cap Value Fund                           $39,126          $17,783
      Small/Mid Cap Growth Fund                      $28,600          $16,382
      Small/Mid Cap Value Fund                       $28,617          $16,377
      International Equity Fund                      $34,411          $18,230
      Real Estate Securities Fund                    $28,625          $16,369
      Tax-Exempt Fixed Income Fund                   $28,610          $16,357
      Core Plus Fixed Income Fund                    $44,214          $17,006

U.S., Bank, N.A., an affiliate of USBFS, is the custodian of the assets of the Funds (the "Custodian") pursuant to a custody agreement between the Custodian and the Trust dated as of May 11, 2001 ("Custody Agreement"), whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian's address is 425 Walnut Street, Cincinnati, Ohio 45202.

Anti-Money Laundering Program
--------------------------------------------------------------------------------

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.


Procedures to implement the Program include, but are not limited to, determining that the Fund's omnibus account holders have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


Codes of Ethics
--------------------------------------------------------------------------------

The Trust, the Advisor, the Distributor and the sub-advisors have adopted Codes of Ethics that govern the conduct of employees of the Trust, Advisor, Distributor and sub-advisors who may have access to information about the Funds' securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Funds' shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Codes require pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Advisor or a sub-advisor for a Fund or other clients of the Advisor or sub-advisor; annual and quarterly reporting of personal securities holdings; and limitations and/or pre-clearance requirements on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

Proxy Voting Guidelines
--------------------------------------------------------------------------------

The following information is a summary of the proxy voting guidelines for the Advisor and the Sub-Advisors.

                       ASSETMARK INVESTMENT SERVICES, INC.
                                 ASSETMARK FUNDS

I.   Introduction

     AssetMark Investment Services, Inc. (the "Advisor") is the investment adviser of each of the eight separate mutual funds (each a "Fund" and collectively the "Funds") within AssetMark Funds(R) (the "Trust"), an open-end management investment company. Except with respect to the AssetMark Core Plus Fixed Income Fund, the Advisor selects one or more sub-advisors ("Sub-Advisors") to manage distinct segments of a market or asset class for each Fund.

II.  Delegation of Proxy Voting Authority

     The Board of Trustees of the Trust (the "Board") have delegated each Fund's proxy voting authority to the Advisor. The Advisor, in turn, has contractually delegated each Fund's proxy voting authority to its respective Sub-Advisor(s), except with respect to the AssetMark Core Plus Fixed Income Fund.

III. Review of Sub-Advisors' Proxy Voting

     The Advisor will review each Sub-Advisor's proxy voting guidelines to ensure that they meet the standards set forth from time to time by the U.S. Securities and Exchange Commission (the "SEC"). The Advisor will report to the Board at least annually regarding the compliance of each Sub-Advisor's proxy voting guidelines with such SEC standards, including the procedures that each Sub-Advisor uses when a vote presents a conflict between the interests of Fund shareholders and those of the Sub-Advisor.

     A.   Reporting of Conflicts of Interest

     The Sub-Advisors shall report to the Advisor on a regular basis, but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved. The Advisor shall provide such reports to the Board at the next regular meeting of the Board after such reports were received from the Sub-Advisors.

IV.  Recording of Proxy Votes

     Each Sub-Advisor shall provide the following information to the Advisor for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the Trust's report on Form N-PX:

A.   The name of the issuer of the portfolio security;
B.   The exchange ticker symbol of the portfolio security;
C. The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
D.   The shareholder meeting date;
E.   A brief identification of the matter voted on;
F.   Whether the matter was proposed by the issuer or by a security holder;
G.   Whether the Sub-Advisor cast its vote on the matter;
H. How the Sub-Advisor cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
I.   Whether the Sub-Advisor cast its vote for or against management.

     This information shall be provided by each Sub-Advisor to the Advisor by July 31 of each year in the format specified by the Advisor.

V. Voting of Proxy Statements of Underlying Funds of AssetMark Core Plus Fixed Income Fund by the Advisor

     A.   Description of Core Plus Fixed Income Fund

     Under normal market conditions, the AssetMark Core Plus Fixed Income Fund operates as a "fund of funds" by investing at least 80% of its net assets (including amounts borrowed for investment purposes) in shares of other investment companies (the "Underlying Funds") that invest in fixed income securities. The Fund may also invest a small portion of its assets directly in fixed income securities. In the future, as a means to achieve its investment objective, the AssetMark Core Plus Fixed Income Fund may pursue an investment strategy of investing directly in securities instead of indirectly investing in Underlying Funds.

     B.   Voting Proxy Statements of the Underlying Funds

     The Advisor will vote any proxy statement it receives from an Underlying Fund in the same proportion as the votes cast by the other shareholders of the Underlying Fund (this form of voting is referred to as "Echo Voting").

VI. Voting of Proxy Statements by the Advisor of Portfolio Securities Held Directly By AssetMark Core Plus Fixed Income Fund

     A.   General Principals

     In voting proxies of portfolio securities held directly by AssetMark Core Plus Fixed Income Fund, the Advisor, guided by general fiduciary principles, will act prudently and solely in the best interest of the Fund's shareholders. The Advisor shall attempt to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value. The Advisor shall be responsible for monitoring, researching and deciding proxy votes for the portfolio securities held directly by the Fund.

     Voting of shares of portfolio securities shall be conducted in a manner consistent with the best interests of Fund shareholders as follows:

          1.   Proxies of portfolio securities shall be voted in accordance with
               Section VI of these Proxy Voting Guidelines; and

          2. Proxies of portfolio securities shall be voted without regard to any other relationship, business or otherwise, between (i) the issuer of the portfolio security, and (ii) the Fund, the Advisor, principal underwriter or any affiliated person thereof.

     B.   Voting Guidelines

     As a general policy, the Advisor will vote in accordance with the following guidelines, once it has been ascertained that there is not a conflict of interest by so voting, and that such vote appears to maximize shareholder value. Generally, the Advisor divides proxies into (1) routine matters and (2) non-recurring or extraordinary matters.

          1.   Routine Matters

     It is the general policy of the Advisor, absent a particular reason to the contrary, to vote with management's recommendations on routine matters.

          2.   Non-Recurring or Extraordinary Matters

     For non-recurring or extraordinary matters, the Advisor shall vote on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring or extraordinary matter for which there is no suggestion detailed below, the Advisor shall vote on a case-by-case basis in accordance with the general principles set forth in these Guidelines.

     Accept

          o    Proposals supporting best practices for corporate governance
          o    Restoration or protection of shareholders' authority

     Reject

          o    Protection of management from results of mergers and acquisitions
          o Proposals having the effect of diluting the value of the existing shares
          o    Reduction of shareholders' power over any company actions

     Vote With Management

          o    Proposals that address social or moral issues

     C.   Conflicts of Interest

          1.   Identification of Conflicts of Interest

     The Advisor is responsible for identifying conflicts of interest with respect to voting proxies of portfolio securities directly held by the Fund. Such conflicts of interest may arise from:

          o    The conduct of the Fund's business;
          o Relationships, business or otherwise, between (i) the issuer of the portfolio security, and (ii) the Fund, the Advisor, principal underwriter or any affiliated person thereof; or
          o    Other special circumstances.

          2.   Material Conflicts of Interest

     If it is determined that a material conflict of interest exists, the Advisor will resolve such conflict of interest before voting proxies affected by the conflict of interest. Such resolution may include:

          o Disclosing the conflict to the Board and obtaining its consent before voting;
          o    Engaging another party to vote the proxy on the Fund's behalf;
          o Engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
          o Such other method as is deemed appropriate by the Advisor under the circumstances given the nature of the conflict.

          3.   Reporting Material Conflicts of Interest to the Board

     The Advisor will report to the Board on a regular basis, but not less than annually, any material conflicts of interest that arose from proxy votes and how such conflicts were resolved.

VII. Records of Proxy Votes of AssetMark Core Plus Fixed Income Fund


     The Advisor shall maintain the following records relating to proxy voting of Underlying Funds and portfolio securities held by AssetMark Core Plus Fixed Income Fund:

     o    A copy of these Proxy Voting Guidelines;
     o    A copy of each proxy form (as voted);
     o A copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote (but in lieu of keeping copies of proxy statements, the Advisor may rely on proxy statements filed on the EDGAR system);
     o    Record of votes cast on behalf of the clients;
     o Documentation relating to the identification, determination of materiality and resolution of conflicts of interest;
     o Any documents created by the Advisor that were material to a proxy voting decision or that memorialized the basis for that decision; and
     o Records of client requests for proxy voting information and any written response.

     Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years of which shall be in the office of the Advisor.

VIII. Disclosure of Proxy Voting Guidelines

     A.   Registration Statement

     All of the Trust's registration statement filings with the SEC on Form N-1A after July 1, 2003 shall contain a description of these Proxy Voting Guidelines and those of the Sub-Advisors.


     B.   Registration Statement, Annual Report and Semi-Annual Report

     All of the Trust's registration statement filings on Form N-1A with the SEC after July 1, 2003, as well as any annual or semi-annual reports to shareholders after the effective date of such registration statement, shall disclose that these Proxy Voting Guidelines and those of the Sub-Advisors shall be available:

     o    By calling a specified toll-free number to obtain a hard copy; or
     o    By going to the SEC website at http://www.sec.gov.

     C.   Delivery of Hard Copy Requests

     When the Advisor receives a request for a description of these Proxy Voting Guidelines and those of the Sub-Advisors, it will deliver the description that is disclosed in the Statement of Additional Information included in the Trust's registration statement. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

IX.  Form N-PX

     A.   Preparation and Filing of Form N-PX

     The Advisor, on behalf of the Trust, shall prepare and file Form N-PX with the SEC not later than August 31 of each year, which shall include the Trust's proxy voting record for the most recent twelve-month period ended June 30 of that year.

     B. Disclosure of Voting Record in Registration Statement, Annual Report and Semi-Annual Report

     All of the Trust's registration statement filings with the SEC on Form N-1A after August 30, 2004, as well as any annual or semi-annual reports to shareholders after that date, shall state that information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available:

     o    By calling a specified toll-free number to obtain a hard copy; or
     o    By going to the SEC website at http://www.sec.gov.

     C.   Delivery of Hard Copy Requests

     When the Advisor receives a request for the Trust's proxy voting record, the Advisor shall send the information disclosed in the Trust's most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

     D.   Maintenance on the Trust's Website

     If the Trust discloses that its proxy voting record is available on or through its website, the Trust must make available free of charge the information disclosed in its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Trust's most recently filed report on Form N-PX must remain available on or through its website for as long as the Trust discloses that its proxy voting record is available on or through its website.

X.   Proxy Issues with Respect to Securities on Loan

     If voting rights with respect to loaned securities owned by clients have passed to the borrower, the Adviser will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the 'economic best interests' of the client. For a proposal to have a material effect on the 'economic best interests' of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer's stock;(ii) the client must own a sufficient percentage of the issuer's stock so that the client's affirmative or negative vote would be likely to affect the outcome of the proposal; and (ii) with respect to the Fund, the issuer's stock must represent a sufficient portion of the Fund's net assets such that the likely change in the market price of the issuer's stock would affect the net asset value of the Fund.

AssetMark will rely on the Sub-Advisors to inform the Advisor when there is a material proxy. In these cases, AssetMark will verify whether the security is on loan. If the security is on loan, AssetMark will instruct U.S. Bancorp to recall the security immediately to enable the sub-advisor to vote the proxy.


                     ATLANTA CAPITAL MANAGEMENT COMPANY, LLC
                     ---------------------------------------
                        SUMMARY OF PROXY VOTING POLICIES
                        --------------------------------
               SUB-ADVISOR TO THE ASSETMARK LARGE CAP GROWTH FUND
               --------------------------------------------------

     Atlanta Capital Management Company, LLC ("ACM") has adopted and implemented written policies and procedures that ACM believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. ACM seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value. ACM has adopted formal written guidelines that are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which ACM will routinely vote with management), ACM will review each matter on a case-by-case basis and reserve the right to deviate from the guidelines when it believes the situation warrants such a deviation. In special cases, ACM's Proxy Administrator may seek insight from ACM's analysts, portfolio managers and/or Executive Committee on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. ACM contracts its proxy voting administration to Institutional Shareholder Services ("ISS") and Automatic Data Processing's ProxyEdge ("ADP"). ISS and ADP are the industry leaders in proxy administration. ISS also provides analyses of the issues being voted at each company meeting, which assist ACM in determining how to vote the proxies. By utilizing the proxy administration services of ISS and ADP, ACM increases its efficiency in handling proxies and meets all of the requirements for retention and reporting.
I.   Summary of Proxy Voting Guidelines

     A.   Election of Board of Directors

     ACM believes that a board of directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, ACM believes that important board committees (e.g., audit, nominating and compensation committees) should be entirely independent.

     B.   Approval of Independent Auditors

     ACM believes that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. ACM will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

     C.   Executive Compensation

     ACM believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, ACM is opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

     D.   Corporate Structure Matters/Anti-Takeover Defenses

     As a general matter, ACM opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions.

     E.   Environmental/Social Policy Issues

     ACM believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. ACM recognizes that certain social and environmental issues raised in shareholder proposals are the subjects of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. ACM generally supports management on these types of proposals, though exceptions may be made in certain instances where ACM believes a proposal has substantial economic implications. ACM expects that the companies in which clients' assets are invested will act as responsible corporate citizens.

II.  Conflict Resolution

     As fiduciary to its clients, ACM puts the interests of its clients ahead of its own. If the Compliance Officer and Executive Committee determine that a conflict of interest exists between ACM and its client, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to any company for which a potential conflict of interest exists ( the "Conflicted Companies"). If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in the Proxy Voting Policies (the "Policies"), she will (i) inform the Compliance Officer and Executive Committee (or their designees) of that fact,
(ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

     If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines or, if the issues raised by the proxy are not contemplated by the Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Proxy Administrator will seek instruction on how the proxy should be voted from the board of directors, or any committee thereof identified by the Board, in the case of a Fund; or ACM will provide all reasonable assistance to the board to enable it to make an informed decision. If the board of directors does not provide instructions to the Proxy Administrator on how to vote the proxy, the Proxy Administrator will generally abstain from voting in order to avoid the appearance of impropriety. If, however, the failure of ACM to vote its clients' proxies would have a material adverse economic impact on ACM's clients' securities holdings in the Conflicted Company, ACM may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

                            TCW INVESTMENT MANAGEMENT
                            -------------------------
                        SUMMARY OF PROXY VOTING POLICIES
                        --------------------------------
               SUB-ADVISOR TO THE ASSETMARK LARGE CAP GROWTH FUND
               --------------------------------------------------
                     AND ASSETMARK SMALL/MID CAP GROWTH FUND
                     ---------------------------------------

     Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted proxy voting guidelines (the "Guidelines") and procedures. TCW also uses an outside proxy voting service (the "Outside Service") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

I.   The Guidelines

     The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and specify whether TCW will vote for or against a particular type of proposal. In many cases, proxy voting issues will be decided on a case-by-case basis. When issues are to be decided on a case-by-case basis, TCW's philosophy is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. Therefore, when the Guidelines determine that a proposal should be decided on a case-by-case basis, these decisions are typically referred to the portfolio managers, who exercise their best judgment to vote proxies in a manner that will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service. The Guidelines and proxy voting procedures are summarized below. The following summary is organized by broad categories of decisions commonly presented to shareholders in the proxy voting process. While the Guidelines provide a basis for making proxy voting decisions, TCW may determine to deviate from the Guidelines on a case-by-case basis in its discretion consistent with its obligations to clients.

II.  Summary of Proxy Voting Guidelines

     A.   Corporate Governance

          1.   TCW Votes in Favor of:

               o Proposals asking that the audit, compensation, and nominating committees be composed exclusively of independent directors
               o Proposals to repeal classified boards and elect all directors annually
               o Proposals to restore shareholder ability to remove directors with or without cause
               o Proposals that permit shareholders to elect directors to fill board vacancies
               o Proposals that remove restrictions on the right of shareholders to act independently of management

          2.   TCW Votes Against:

               o Directors who, in the determination of TCW or the Outside Service, have compiled an insufficient attendance record at board and committee meetings during the preceding 12 months, are inside directors who sit on the audit, compensation, or nominating committees, are inside directors where the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, or take or fail to take certain other actions where the result is deemed adverse to shareholder interests
               o Proposals to eliminate entirely directors' and officers' liability for violating the duty of care
               o    Proposals to classify boards of directors
               o Proposals that provide that directors may be removed only for cause
               o Proposals to restrict or prohibit shareholder ability to call special meetings
               o Proposals to restrict or prohibit shareholder ability to take action by written consent
               o Proposals that give management the ability to alter the size of the board without shareholder approval

          3.   TCW Decides on a Case-by-Case Basis:

               o Votes on director nominees (other than when a vote is withheld as described above)
               o    Shareholder   proposals  requiring  that  the  positions  of
                    chairman and chief executive officer be held separately
               o    Shareholder proposals asking that a majority of directors be independent

III. Capital Structure

     A.   TCW Votes in Favor of:

          1. Management proposals to increase common share authorization for a stock split
          2. Management proposals to implement a reverse stock split when the number of shares will be proportionally reduced to avoid delisting
          3. Proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense
          4. Proposals to authorize preferred stock when the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     B.   TCW Votes Against:

          1. Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures
          2.   Proposals authorizing new classes of blank check preferred stock

     C.   TCW Decides on a Case-by-Case Basis:

          1. Proposals to increase the number of shares of common stock authorized for issue
          2. Proposals to implement reverse stock splits that do not proportionately reduce the number of shares authorized for issue
          3.   Shareholder proposals that seek preemptive rights
          4. Proposals to increase common or preferred shares and to issue shares as part of a debt restructuring plan

IV.  Executive and Director Compensation

     A.   TCW Votes in Favor of:

          1. Shareholder proposals that seek additional disclosure of executive and director pay information
          2. Shareholder proposals to have golden and tin parachutes submitted for shareholder ratification
          3. Proposals that request shareholder approval in order to implement ESOPs or to increase authorized shares for existing ESOPs
          4.   Proposals to implement 401(k) savings plans for employees

     B.   TCW Decides on a Case-by-Case Basis:

          1.   Votes with respect to compensation plans
          2.   Management proposals seeking approval to reprice options
          3.   Votes on stock-based plans for directors
          4.   Votes on employee stock purchase plans
          5. Shareholder proposals that seek to limit executive and director pay
          6.   Proposals to ratify or cancel golden or tin parachutes

V.   Miscellaneous Issues

     A.   TCW Votes in Favor of:

          1.   Proposals to change a corporate name
          2. Proposals seeking improved disclosure in a variety of areas of social concern; e.g., certain environmental and labor issues

     B.   TCW Votes Against:

          1.   Proposals regarding charitable contributions
          2. Most shareholder proposals requiring corporate action on matters of social controversy

     C.   TCW Decides on a Case-by-Case Basis:

          1. Proposals to ratify auditors, considering such factors as the length of time the company has retained the auditor and the amount of non-audit fees the company has paid the auditor during the preceding year

VI.  Conflict Resolution

     It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict does arise, the primary means by which TCW avoids a conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will follow the Guidelines and vote accordingly. On the other hand, if a potential conflict of interest arises and the Guidelines are either silent on the matter or provide that such vote should be decided on a case-by-case basis, then TCW will undertake the following analysis.

     First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to its Outside Service for its independent consideration as to how the vote should be cast.

     Second, in recognition of the significance of TCW's philosophy of referring discretionary votes to its portfolio managers, TCW's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxy votes from TCW clients, on the other hand. If a manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

                        BRANDES INVESTMENT PARTNERS, LLC
                        --------------------------------
                        SUMMARY OF PROXY VOTING POLICIES
                        --------------------------------
                SUB-ADVISOR TO THE ASSETMARK LARGE CAP VALUE FUND
                -------------------------------------------------

     Brandes Investment Partners, LLC has adopted written policies and procedures reasonably designed to ensure that votes portfolio securities in the best interest the fund. Brandes generally votes proxies with a view to enhancing the value of the shares of stock held by the fund. The financial interest of the fund is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in Brandes' view do not primarily involve financial considerations, Brandes generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") and considers the Ceres, MacBride, and Burma Principles when applicable, although Brandes sometimes abstains from voting on these issues. Brandes has developed Proxy Voting Guidelines, which its Corporate Governance Committee and the relevant investment research team(s) and/or investment committee(s) use in deciding how to vote proxies. The Guidelines, which have been developed with reference to the positions of ISS, set forth Brandes' positions on recurring proxy issues and criteria for addressing non-recurring issues.

I.   Summary of Proxy Voting Guidelines

     With the understanding that many of the issues below are dealt with in detail in these Proxy Voting Guidelines (the "Guidelines"), Brandes' current policies with respect to a number of more common issues are briefly summarized as follows:

     o Brandes typically votes with the recommendations of a company's Board of Directors on routine or non-controversial issues.
     o In general, Brandes opposes anti-takeover proposals, unless unusual circumstances dictate otherwise.
     o In general, Brandes votes to support the elimination of anti-takeover policies, unless unusual circumstances dictate otherwise.
     o Brandes votes on issues relating to social and/or political responsibility on a case-by-case basis, unless directed by a client to vote in a certain manner.
     o Proposals not covered by the Guidelines and contested situations will be evaluated on a case-by-case basis by a member of the Corporate Governance Committee or the relevant investment research team(s) or investment committee(s), typically with reference to third-party recommendations and analysis.

     A.   Examples Of Proxy Voting With Management On Non-Controversial Matters

          1. Election of directors, in the absence of a contest or controversy or sustained poor performance.
          2. Ratification of selection of independent auditors, in the absence of controversy.
          3. Fixing number of directors, unless the proposal is of an anti-takeover nature.
          4.   Stock splits, if not for anti-takeover purposes.
          5. Change of state of incorporation for specific corporate purposes and not for anti-takeover purposes.

II.  Arrangements with Outside Firms

     Brandes uses three outside firms ISS, -- Investor Responsibility Research Center, and ADP Financial Services, Inc. -- to assist Brandes in voting proxies. These firms keep Brandes informed of shareholder meeting dates, forward proxy materials to Brandes, translate proxy materials printed in a foreign language, provide Brandes with research on proxy proposals and voting recommendations, and vote proxies in accordance with Brandes Investment Partner's instructions. Although Brandes may consider ISS's and others' recommendations on proxy issues, it is ultimately responsible for proxy voting decisions.

III. Conflicts

     From time to time, proxy voting proposals may raise conflicts between the interests of the fund and the interests of Brandes and its employees. For example, Brandes may have a conflict when a company that is soliciting a proxy is an advisory client of Brandes, or when Brandes personnel have a business or personal relationship with participants in proxy contests, corporate directors or director candidates. Brandes' Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest. If the Committee identifies such a proposal, the Committee will decide whether it presents a material conflict of interest.

     Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest, unless the Corporate Governance Committee has actual knowledge that a routine proposal should be treated as material. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Corporate Governance Committee determines that neither Brandes nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, and retirement plans).

     If the Corporate Governance Committee determines that Brandes has a material conflict of interest, Brandes may vote a proxy regarding that proposal using any of the following methods:

     o Brandes may obtain instructions from the fund on how to vote the proxy.
     o If Brandes is able to disclose the conflict to the fund, it may do so and obtain the fund's consent as to how it will vote on the proposal (or otherwise obtain instructions from the fund on how the proxy should be voted).
     o    Brandes may vote according to its Guidelines.
     o Brandes may follow the recommendations of an independent third party, such as ISS, for all proxies.
     o Brandes may follow the recommendations of an independent third party only for the proposals that involve a material conflict of interest.

IV.  When Brandes Does Not Vote Proxies

     Brandes generally does not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to the fund, and thus it would not be prudent to vote the proxy. For example, Brandes generally will not vote securities loaned to another party when the costs to the client and/or administrative inconvenience of retrieving these securities outweighs the benefit of voting. Also, voting proxies for shares of foreign stocks may involve significantly greater effort and corresponding costs, such as translation of proxy materials. Some countries have laws that prevent Brandes from selling shares for a period of time before or after a shareholder meeting. Brandes may decide not to vote shares of foreign stocks subject to these restrictions when it believes the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares.

                          DAVIS SELECTED ADVISERS, L.P.
                          -----------------------------
                        SUMMARY OF PROXY VOTING POLICIES
                        --------------------------------
                SUB-ADVISOR TO THE ASSETMARK LARGE CAP VALUE FUND
                -------------------------------------------------

     DSA exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments. As such, DSA votes proxies with a focus on the investment implications of each issue. For each proxy vote, DSA takes into consideration its duty to clients and all other relevant facts available to DSA at the time of the vote. Therefore, while its guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

     DSA has established a Proxy Oversight Group, a committee of senior DSA officers, to oversee voting policies and decisions for clients. The group performs its responsibilities in accordance with its proxy voting principles to ensure that DSA's proxy votes reflect a thorough analysis of the issues and their potential impact on shareholder value. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

I.   Summary of Proxy Voting Guidelines(1)

     DSA has established general principals for voting proxies on behalf of its clients. While these principals shape its policies, DSA always reviews each proxy individually. As a result, there may be cases in which DSA votes an individual proxy differently than otherwise stated within the summary. In such exceptional cases, DSA will document its reasoning.

II.  The Board of Directors

     A.   Voting on Director Nominees in Uncontested Elections

     DSA's voting on Director Nominees will be shaped by DSA's assessment of a director's record in representing the interests of shareholders. DSA pays particular attention to directors' performance in the selection, evaluation and compensation of senior management. DSA prefers directors to specify the benchmarks or performance hurdles by which they are evaluating management's performance. DSA expects directors to construct compensation plans so that incentive compensation will not be paid if performance is below these hurdles.

     B.   Classification/Declassification of a Board

     DSA votes against proposals to classify a board. DSA votes for proposals to repeal classified boards and to elect all directors annually.

III. Executive Compensation

     DSA determines whether or not a proposal for long-term incentive compensation is appropriate based on whether the proposal would allow management to receive significant incentive compensation if long-term returns to shareholders would be considered poor.

IV.  Tender Offer Defenses

     A.   Poison Pills

         DSA will generally vote against management proposals to ratify a poison pill. DSA will generally vote for shareholder proposals to redeem a poison pill.

V.       Proxy Contests

     A.   Voting for Director Nominees in Contested Elections

     Votes in a contested election of directors are evaluated on a case-by-case basis, considering such factors as: long-term financial performance of the target company relative to its industry; qualifications of director nominees (both slates); and evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

VI.  Director and Officer Indemnification and Liability Protection

     Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis. DSA will generally only vote for those proposals that provide coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

VII. Mergers and Corporate Restructurings

     A.   Mergers and Acquisitions

     Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account such factors as: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; and changes in corporate governance and their impact on shareholder rights.

     B.   Corporate Restructuring

     Votes on corporate restructuring proposals are considered on a case-by-case basis.

VIII. Social and Environmental Issues

     In  general,   DSA  abstains   from  voting  on   shareholder   social  and
environmental proposals because their impact on share value can rarely be anticipated with any high degree of confidence.

IX.  Capital Structure

     A.   Common Stock Authorization

     DSA review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

     B.   Dual-class Stock

     DSA will generally vote against proposals to create a new class of common stock with superior voting rights. DSA will generally vote for proposals to create a new class of nonvoting or subvoting common stock if:

          1. It is intended for financing purposes with minimal or no dilution to current shareholders.
          2. It is not designed to preserve the voting power of an insider or significant shareholder.

     C.   Identifying and Resolving Potential Conflicts of Interest

     A potential conflict of interest arises when DSA has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between DSA's interests and those of its clients, DSA will consider:

          1. Whether DSA has an economic incentive to vote in a manner that is not consistent with the best interests of its clients; or
          2. Whether there are any business or personal relationships between a DSA employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

     Assessing Materiality. Materiality will be defined as the potential to have a significant impact on the outcome of a proxy vote.

     D.   Identifying Potential Conflicts of Interest

     The Chief Compliance Officer is responsible for identifying potential material conflicts of interest and voting the proxies in conformance with direction received from the Proxy Oversight Group. The Chief Compliance Officer shall bring novel or ambiguous issues before the Proxy Oversight Group for guidance.

     E.   Resolving Potential Conflicts of Interest

     The Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of in a manner that is consistent with the best interests of clients. The Proxy Oversight Group shall exercise its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation, which may include:

          1. Voting consistent with DSA's General Proxy Voting Policies, which are presumed to be consistent with the best interests of clients;
          2. Disclosing the conflict to the client and obtaining the client's consent prior to voting the proxy;
          3.   Obtaining guidance from an independent third party; or
          4. Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                 TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM")
                        SUMMARY OF PROXY VOTING POLICIES
                        --------------------------------
             SUB-ADVISOR TO THE ASSETMARK SMALL/MID CAP GROWTH FUND
             ------------------------------------------------------


     It is TIM's policy to vote proxies in the best interest of its clients at all times pursuant to its Proxy Voting Policy (the "Policy"). TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. In order to implement and monitor this Policy, TIM has established a Proxy Committee (the "Committee"), which has responsibility for review of proxies to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies. It is the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. The following is a concise summary of TIM's proxy voting policy guidelines.


I.   Summary of Proxy Voting Guidelines

II.  Board of Directors

     A.   Voting on Director Nominees in Uncontested Elections

     Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

     B.   Classification/Declassification of the Board

     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

     C.   Majority of Independent Directors/Establishment of Committees

     Vote FOR shareholder proposals asking that a majority or more of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

III. Proxy Contests

     A.   Voting for Director Nominees in Contested Elections

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

IV.  Poison Pills

     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

V.   Mergers and Corporate Restructurings

     Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

VI.  Capital Structure

     A.   Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     B.   Dual-class Stock

     Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

VII. Executive and Director Compensation

     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan versus. the operating income and overall profitability of the firm in question. Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

     A.   Employee Stock Purchase Plans

     Votes  on  employee   stock  purchase  plans  should  be  determined  on  a
CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value
     o    Offering  period is 27 months or less,  and
     o    Potential voting power dilution (VPD) is ten percent or less.

     Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

     B.   Shareholder Proposals on Compensation

     Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

VIII. Social and Environmental Issues

     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity. In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

IX.  Use of Independent Third Party

     TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party selected by TIM is Institutional Shareholder Services, Inc. ("ISS"). TIM will consider the research provided by ISS when making voting decisions on proxy issues. The final determination on voting, however, rests with TIM.

X.   Conflicts of Interest Between TIM and Clients

     TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety:

o    Vote in accordance with the  recommendation of the Independent Third Party;
     or

o Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                         ARIEL CAPITAL MANAGEMENT, INC.
                        SUMMARY OF PROXY VOTING POLICIES
              SUB-ADVISOR TO THE ASSETMARK SMALL/MID CAP VALUE FUND


     Ariel Capital Management, Inc. ("Ariel"), as a federally registered investment adviser, exercises a voice on behalf of its clients in matters of corporate governance through the proxy voting process. Ariel takes its ownership responsibilities very seriously. Ariel exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments. Ariel acquires and holds a company's securities in the portfolios it manages with the expectation that the securities will be a good investment and will appreciate in value. As such, Ariel votes proxies with a focus on the investment implications of each issue. While Ariel's proxy voting guidelines, a summary of which is listed below, provide a framework for voting, votes are ultimately cast on a case-by-case basis. Ariel's voting guidelines are designed to reflect its view of their potential impact on long-term shareholder value. These guidelines will frame the analysis of each proxy issue and provide a basis for decision-making. In evaluating issues, Ariel may consider information from many sources. Subject to the oversight and review of the Compliance Officer, Ariel research analysts are responsible for monitoring corporate actions and analyzing the issues raised by client proxies if Ariel has been assigned the right to vote the proxies. Administrative personnel ensure that the proxies are voted and that voting is done in a timely manner. Prior to casting a vote, Ariel may use its influence as a large shareholder to highlight certain management practices. Consistent with its fiduciary duties, Ariel may express to company management its views on key issues that affect shareholder value. Opening lines of communication with company management to discuss these types of issues can often prove beneficial to Ariel's clients.

I.   Summary of Proxy Voting Guidelines

     Summarized below is a description of Ariel's general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in the client's best interest to do so. All deviations from the stated guidelines will be documented. As part of our investment process Ariel places extraordinary emphasis on a company's management, its Board and its activities. Ariel looks for companies with high quality management, as represented by their industry experience, the quality of products and services provided and their reputations within the community. As a result, it is generally the policy of Ariel to vote its investment responsibility shares in favor of proposals recommended by the Board, except when a Board proposal or recommendation has the potential to run counter to our goal of maximizing the long-term value of our clients' investments. While the majority of proxies voted are routine issues, i.e., election of directors and selection of auditors, all non-routine issues are analyzed on a case-by-case basis by the Ariel research analyst who follows the company in question. Below is a summary of the guidelines which generally guide this decision-making.

II.  Increase in the number of authorized shares.

     While Ariel realizes that an increase in the number of authorized shares can raise needed capital, Ariel is also wary of dilution of existing shareholder interest. As such, these issues are voted on a case-by-case basis.

III. Approval and/or amendments to Executive compensation.

     Ariel recognizes the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentive to employees. In general, Ariel favors stock incentive plans as they promote employee loyalty and encourage a greater effort by those who have a vested interest in the company. With that said, compensation should be structured to reward management for superior performance and not in response to general market moves or consistent underperformance versus peers.

IV.  Size of the Board of Directors.

     In  theory,   capping  the  number  of  directors   should   eliminate  any
manipulation by management over the Board. As such, in most instances, Ariel favors a fixed number of directors. Increasing the size of the Board has the potential to dilute the voting power of individual members and enable management to surround itself with cohorts, thereby increasing management's ability to manipulate the Board. Ariel would only vote in favor of such an issue if shareholders stood to benefit.

V.   Classified Board and/or Staggered Board.

     In general, Ariel is not opposed to classified Boards. However, in rare instances Ariel opposes classified Boards if there is reason to question management's candor with shareholders, management's capital allocation decisions, and/or in cases where management consistently fails to retain or attract good people. Additionally, Ariel may oppose classified Boards if they limit shareholder control and reduce shareholder ability to effect change.

VI.  Withholding Board Authority.

     In general, Ariel does not vote to withhold Board Authority. However, in rare instances Ariel may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.

VII. Cumulative Voting.

     Cumulative voting is a corporate governance tool that can protect shareholder interests. It is a way of giving shareholders access and influence over the election of directors. Ariel is "For" cumulative voting when it enhances the voice of the shareholder, especially when it gives minority shareholders an opportunity to name a representative(s) to the Board. On the other hand, if cumulative voting is used by a minority shareholder for the purpose of disrupting the Board for any short-term gain, Ariel is strictly opposed. It is worth noting that in our role as passive investors, Ariel never seeks Board representation or active involvement in the day-to-day management of a company.

VIII. Golden Parachutes.

     Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders return, Ariel is generally opposed to any proposal for this type of compensation.

IX.  Poison Pills.

     In general, Ariel opposes poison pills.

X.   Mergers/Reorganizations.

     Ariel strongly believes shareholders have an absolute right to vote on mergers and reorganizations. Ariel reviews each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on Ariel's view of the best long-run prospects for the company and whether the restructuring/merger is consistent with that long-run performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.

XI.  Northern Ireland.

     Ariel votes in favor of any shareholder proposal which calls for the adoption or implementation of the MacBride principles.

XII. Environmental.

     Because  a  company's   environmental   policies  and  record  can  have  a
substantial effect on financial performance, Ariel favors resolutions asking for a report of current environmental practices.

XIII. Shareholder Activism.

     Ariel believes strong financial results can be linked to corporate responsibility. Ariel believes businesses that are environmentally friendly, support community involvement and promote corporate diversity improve their chances for long-term financial success.

XIV. Conflicts of Interest

     Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may still involve an apparent conflict between the interests of Ariel's client and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel's interests and those of its clients, Ariel will consider:

     Whether Ariel has an economic incentive to vote in a manner that is not consistent with the best interests of its clients. For example, Ariel may have an economic incentive to vote in a manner that would please corporate management if Ariel was in the process of seeking a client relationship with a company and wanted that company's corporate management to direct business to Ariel. Such business could include, among other things, managing company retirement plans or serving as sub-adviser for funds sponsored by the company; or

     Whether   there  are  any   business  or  personal   (including   familial)
relationships between an Ariel employee and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients.

     Subject to the oversight of the Compliance Officer, the Ariel research analysts are responsible for identifying potential material conflicts of interest, deciding how the proxy should be voted, and documenting their reasoning. Administrative personnel vote the proxies in conformance with direction received from the research analysts or the Proxy Resolution Committee (defined below).

     If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred by the Analyst to the Proxy Resolution Committee (the "Committee"). The Committee is charged with determining that the analysts' decisions regarding proxy voting are based on the best interests of our clients and are not the product of a conflict. Proxy votes consistent with Ariel's general proxy voting guidelines as summarized below, are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.

     The Committee consists of the following individuals:

     o    The four Senior Vice Presidents of Portfolio Management; and

     o    The Compliance Officer (in his absence, the General Counsel).

     Any decision by the Committee must be approved by at least 3 of the 5 members of the Committee.

                          CRAMER ROSENTHAL MCCLYNN, LLC
                        SUMMARY OF PROXY VOTING POLICIES
              SUB-ADVISOR TO THE ASSETMARK SMALL/MID CAP VALUE FUND


     The Advisor has delegated authority to vote proxies relating to equity securities held by the AssetMark Small/Mid Cap Value Fund to Cramer Rosenthal McGlynn, LLC ("CRM" or the "Firm"). In exercising such voting authority, CRM shall vote proxies in the best interest of the fund shareholders and shall not subrogate the fund's interest to its own. The Firm's Policies and Procedures for Proxy Voting are designed to assure that CRM votes all proxies in the best interests of the fund shareholders and to provide the fund with information about how proxies are voted.

I.   CRM's Proxy Voting Process

     It is CRM's policy to monitor corporate actions, analyze proxy solicitation materials, and vote all proxies for stocks which are held in the fund as of the record date in a timely and appropriate manner. CRM monitors corporate actions electronically through a proxy service provided by Automated Data Processing ("ADP"). Through the service, CRM receives electronic notice of upcoming proxy votes, meetings and record dates and other information on upcoming corporate actions by companies in which CRM clients are shareholders. CRM utilizes the service to electronically vote such proxies. CRM reviews and analyzes all proxy materials through an independent third party, Institutional Shareholder Services ("ISS"). ISS provides CRM with detailed analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value in order to maximize shareholder value.

     CRM's voting policies are applied consistently across all portfolios within each category. As a general matter, CRM votes client proxies in accordance with ISS recommendations. CRM believes that proxies are voted in a manner that is in the best interests of the fund when the final votes are left to an impartial body that is focused on proxy policy. However, ultimate decision-making authority as to how a proxy shall be voted rests with CRM and there may be instances where CRM believes that following ISS recommendations would not be in the best interests of the fund. ISS' Guidelines are summarized below.

II.  Corporate Governance Matters

     A.   Voting on Director Nominees in Uncontested Elections

     Votes on director nominees should be made on a CASE-BY-CASE basis. Certain actions by directors should result in votes being withheld, including directors who:

     1. Attend less than 75 percent of the board and committee meetings without a valid excuse

     2. Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     3. Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     B.   Classification/Declassification of the Board

     Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

     C.   Director and Officer Indemnification and Liability Protection

     Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

III. Capital Structure

A.   Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

B.       Preferred Stock

     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

IV.  Management Compensation

     A.   Director Compensation

     Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

     B.   Employee', Stock Purchase Plans

     Votes  on  employee   stock  purchase  plans  should  be  determined  on  a
CASE-BY-CASE  basis.

     C.   Shareholder Proposals Regarding Executive and Director Pay

     Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

V.   Social Issues

     A.   Animal Rights

     Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing.

     B.   Tobacco

     Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis.

VI.  Instances Where CRM Does Not Vote in Accordance with ISS Recommendations

     There may be instances where the Firm determines that it is not in the best interest of the fund to follow ISS recommendations with respect to certain proxy vote(s). These instances typically involve non-routine and/or controversial issues, such as the re-pricing of options, adoption or substantial changes to a shareholder rights (or poison pill) plan or proxy contests, involving, for instance, a hostile takeover attempt. In these cases, CRM shall document the reasons for such decision.

VII. Conflicts and Potential Conflicts of Interest Between the Advisor and its Clients

     CRM recognizes that there may be conflicts of interest or potential conflicts of interest between itself and its clients with respect to the voting of proxies of certain companies and/or voting on specific corporate actions and has taken steps to develop a mechanism for identifying such conflicts. Examples of such conflicts include, but are not limited to, instances where: CRM manages the assets of companies for which it votes proxies on behalf of clients; CRM employees may be members of the Boards of Directors of companies for which proxies are voted; CRM has business or personal relationships with companies for which proxies are voted; CRM has business of personal relationships with individuals who may be candidates for issuer's boards of directors.

     It is CRM's policy that such conflicts and potential conflicts shall not affect the manner in which it votes client proxies. Proxy votes that may involve a conflict are voted in the same manner as other securities. When a conflict or potential conflicts exists, CRM will vote as recommended by ISS, subject to a review by the Compliance Committee to ensure that voting is in the best interests of clients.

     CRM has created a "Watch List" of issuers that may present potential conflicts. Proxy votes relating to issues on the Watch List are voted in accordance with the procedures above. A member of the Compliance Committee shall review and monitor proxy materials and pre-approve all proxy votes made with respect to any security on the Watch List and any security where any actual or potential conflict of interest (material or immaterial) may be involved.

                            OPPENHEIMER CAPITAL INC.
                        SUMMARY OF PROXY VOTING POLICIES
             SUB-ADVISOR TO THE ASSETMARK INTERNATIONAL EQUITY FUND

     AssetMark Investment Services, Inc. has delegated proxy voting authority for the AssetMark International Equity Fund to Oppenheimer Capital LLC ( "OpCap"). When voting proxies, OpCap's primary objective is to make voting decisions solely in the best economic interests of its clients. OpCap will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts. OpCap has adopted written Proxy Policy Guidelines and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that OpCap is voting in the best interest of its clients. The Proxy Guidelines reflect OpCap's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

     In accordance with the Proxy Guidelines, OpCap may review additional criteria associated with voting proxies and evaluate the expected benefit to the fund when making an overall determination on how or whether to vote the proxy. In addition, OpCap may refrain from voting a proxy on behalf of the fund due to de-minimis holdings, impact on the portfolio and items relating to foreign issuers. For example, OpCap may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on OpCap's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

     To assist in the proxy voting process, OpCap may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process.

I.   Conflicts of Interest

     OpCap may have conflicts of interest that can affect how it votes its clients' proxies. For example, OpCap or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which OpCap votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of OpCap may designate an employee or a proxy committee to be responsible for addressing how OpCap resolves such material conflicts of interest with its clients.


II.  Summary of Proxy Voting Guidelines

     A.   Board of Directors

          1.   Election of Board of Directors:

     OpCap will generally vote with management for the routine election of directors unless:

          o There are clear concerns due to the company having displayed a record of poor performance;
          o The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or
          o    Criminal activity by the board or a particular board nominee.

III. Compensation Related

     A.   Employee Stock Ownership Plans (ESOP):

     OpCap will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOPs provided that the following criteria are met:

          1.   The purchase price is at least 85% of fair market value;
          2.   The offering period is 27 months or less;
          3.   Voting power dilution is no more than 10%.

     B.   Executive/Director/Outside Director Stock Option Plans:

     OpCap  will  evaluate   management   stock  option  plan   proposals  on  a
case-by-case basis. When reviewing such compensation plans, OpCap will generally consider the following criteria:

          1.   That the dilution of existing shares is no more than 5%;
          2.   That the stock option plan is incentive-based;
          3. That the stock option plan does not allow for discounted stock options;
          4. For mature companies, that the stock option plan does not constitute more than 5%
          5.   of the outstanding shares at the time of approval;
          6. For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

IV.  Capital Structure

     A.   Authorization of Additional Common Stock:

     OpCap will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. OpCap will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     B.   Authorization of Additional Preferred Stock:

OpCap will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

          1.   The proposal is for the issuance of blank check preferred stock;
          2. The issuance of preferred stock is greater than 50% of current issued capital;
          3. The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;
          4. The additional preferred shares will be used as part of a takeover defense.

V.   Corporate Transactions

     A.   Mergers and Acquisitions:

     OpCap will evaluate merger and acquisition management proposals on a case-by-case basis. OpCap will generally consider the following factors:

          1.   Anticipated financial and operating benefits;
          2.   Offer price (cost vs. premium);
          3.   Prospects of the combined companies;
          4.   How the deal was negotiated:
          5. Changes in corporate governance and their impact on shareholder rights;
          6.   Corporate restructuring;
          7.   Spin-offs;
          8.   Asset sales;
          9.   Liquidations;
          10.  Rights of appraisal.

VI.  Anti-Takeover Defenses and Related Proposals

     A.   Greenmail:

     OpCap will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above market price in exchange for the bidder's agreement not to acquire the target company. OpCap will generally vote against management proposals to adopt anti-takeover greenmail provisions.

     B.   Poison Pills:

     A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. OpCap will evaluate poison pill management proposals on a case-by-case basis. OpCap will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

     C.   Classified Boards:

     OpCap  will  generally  vote  for  management   proposals  to  eliminate  a
classified board of directors and will generally vote against management proposals to classify the board.

                                CLAY FINLAY INC.
                                ----------------
                        SUMMARY OF PROXY VOTING POLICIES
                        --------------------------------
             SUB-ADVISOR TO THE ASSETMARK INTERNATIONAL EQUITY FUND
             ------------------------------------------------------

     Clay Finlay recognizes its fiduciary responsibility to vote proxies in the best interests of its clients. In order to fulfill this responsibility, Clay Finlay has adopted these policies and procedures. Clay Finlay has contracted with ISS for services regarding proxy voting. ISS performs research on global companies and uses this research to make voting recommendations. ISS has developed guidelines for its recommendations, including the following:

I.   Summary of Proxy Voting Guidelines

     A.   Director Elections

          1. Vote FOR management nominees in the election of directors, unless:

               o there are clear concerns about the past performance of the company or the board; or

               o    the  board  fails  to  meet  minimum  corporate   governance
                    standards.

          2. Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

          3. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

          4. Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

II.  Board Structure

     A.   Vote FOR proposals to fix board size.

     B. Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

     C. Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

III. Increases in Authorized Capital

     A. Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

     B. Vote FOR specific proposals to increase authorized capital to any amount, unless:

          1. the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

          2.   the increase would leave the company with less than 30 percent of
               its  new  authorization   outstanding  after  adjusting  for  all
               proposed issuances.

     C.   Vote AGAINST proposals to adopt unlimited capital authorizations.

IV. Reduction of Capital

     A. Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

V.   Capital Structures

     A. Vote FOR resolutions that seek to maintain or convert to a one share, on vote capital structure.

     B. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

VI.  Preferred Stock

     A. Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

     B. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     C. Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

     D. Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

VII. Convertible Debt Issuance Requests

     A. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

     B. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

VIII. Share Repurchase Plans

     A.   Vote FOR share repurchase plan, unless:

          1.   clear evidence of past abuse of the authority is available; or

          2.   the plan contains no safeguards against selective buybacks.

IX.  Mergers and Acquisitions

     A.   Vote FOR mergers and acquisitions, unless:

          1. the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

          2. the company's structure following the acquisition or merger does not reflect good corporate governance.

     B. Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

     C. ABSTAIN if there is insufficient information available to make an informed voting decision.

X.   Compensation Plans

     A.   Vote compensation plans on a CASE-BY-CASE basis.

XI.  Anti-takeover Mechanisms

     A. Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

XII. Clay Finlay's Use of ISS Recommendations

     On a daily basis, Clay Finlay provides ISS with a list of fund holdings in electronic form. Using this information, ISS provides, via its web site, details of each shareholders' voting resolution, together with the recommendations of company management and ISS. The resolutions and recommendations are reviewed by the portfolio manager who may, on occasion, wish to vote differently to ISS's recommendation.

XIII. Avoidance of Conflicts of Interest

     Occasions may arise during the voting process in which the best interests of the fund conflicts with Clay Finlay's interests. Conflicts of interest generally include situations where Clay Finlay has a business relationship, or is actively seeking business from a company soliciting proxies, and situations where there are personal or family relationships with such company.

     In cases where the portfolio manager wishes to vote differently to ISS's recommendation, it is required that a form be completed providing an explanation of the reason for opposing ISS. This form must be signed and submitted to the Compliance Officer for review. The Compliance Officer, if satisfied that no conflict of interest exists, will approve the opposing vote, otherwise the ISS recommendation will be used. The Compliance Officer will report to Clay Finlay's Executive Committee any attempts by outside parties or others to unduly influence voting.

                   LEND LEASE ROSEN REAL ESTATE SECURITIES LLC
                   -------------------------------------------
                        SUMMARY OF PROXY VOTING POLICIES
                        --------------------------------
            SUB-ADVISOR TO THE ASSETMARK REAL ESTATE SECURITIES FUND
            --------------------------------------------------------

     These written policies and procedures are designed to reasonably ensure that Lend Lease Rosen votes proxies in the best interest of clients for which it has voting authority; and describes how Lend Lease Rosen addresses material conflicts between its interests and those of its clients with respect to proxy voting. Lend Lease Rosen has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While our Proxy Committee relies upon ISS research in establishing Lend Lease Rosen's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, Lend Lease Rosen may deviate from ISS recommendations on general policy issues or specific proxy proposals. The following is a summary of the general voting positions taken with respect to various common types of shareholder proposals. In each instance, the general voting position is subject to review by the portfolio management area:

I.   Corporate Governance Issues

A.       Approve Reorganization Plan                         Case-by-case
B.       Approve Restructuring Plan                          Case-by-case
C.       Approve Acquisition Agreement                       Case-by-case
D.       Approve Merger Agreement                            Case-by-case
E.       Adopt Supermajority provisions                      Against
F.       Approve/Amend Poison Pill Plans                     Case-by-case
G.       Authorize Board to Amend Charter                    Against

II.  Changes to Capital Structure

     A.   Increase/Reduce Common Stock Authorization         For
     B.   Approve Authorized Stock Increase for Stock Split  For
     C.   Approve Preferred Stock Conversion                 Case-by-case

III. Stock Option Plans & Compensation

     A.   Approve/Amend Employee Stock Option Plan           Case-by-case
     B.   Approve Option Exchange Plan                       Against
     C.   Approve  Deferred  Compensation  Plan              Case-by-case
     D.   Approve/Amend Retirement Plan                      Case-by-case

IV.  Social and Corporate Responsibility Issue

     A.   Bar Credit to Countries with Human Rights
          Violations                                         Against
     B.   Establish Human Rights Policy                      For
     C.   Amend/Review Standards of Corporate Code           Case-by-case
     D.   Encourage Diversity/Inclusiveness on Boards        For

     Lend Lease Rosen utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Lend Lease Rosen's holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Lend Lease Rosen through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Lend Lease Rosen upon request.

     ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Lend Lease Rosen. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

     The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. Lend Lease Rosen defines the best interest of the client primarily with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective. Because circumstances differ between clients, some clients may vote their own proxies while others have authorized Lend Lease Rosen to vote on their behalf.

     The portfolio management area is also responsible for monitoring corporate actions, ensuring the notifications from the custodians and/or information from Bloomberg or other electronic surveillance systems is recorded in the portfolio management/accounting system.

V.   Resolving Potential Conflicts of Interest

     The Lend Lease Rosen Proxy Manager is responsible for identifying potential conflicts of interest that may arise in the proxy voting process. Examples of potential conflicts of interest include situations where Lend Lease Rosen or an affiliate, or personnel of either entity:

     Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting or other services to a company whose management is soliciting proxies;

     Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

     Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     In instances where a potential conflict of interest exists, the Lend Lease Rosen Proxy Manager will refer the matter to the Proxy Voting Committee for resolution, which will obtain client consent before voting.



Valuation of Shares
--------------------------------------------------------------------------------

Shares of each Fund are sold on a continuous basis at the net asset value ("NAV") per share next computed following acceptance of an order by the Fund. Each Fund's NAV per share for the purpose of pricing purchase and redemption orders is determined generally at 4:00 p.m. Eastern Time on each day the Fund is open. The Fund is generally open on the same days that the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An example of how the Fund calculated its total offering price per shares as of June 30, 2003 is as follows:

                                      Net Assets                    Net Asset
                               --------------------------  =     Value Per Share
                                  Shares Outstanding


                                     $ 118,363,326
    Large Cap Growth Fund      --------------------------  =          $ 7.59
                                       15,598,820

                                     $ 117,847,247
     Large Cap Value Fund      --------------------------  =          $ 8.78
                                       13,418,800

                                     $ 31,520,846
  Small/Mid Cap Growth Fund    --------------------------  =          $ 7.64
                                       4,125,548

                                     $ 29,703,370
   Small/Mid Cap Value Fund    --------------------------  =          $ 10.13
                                       2,931,155

                                     $ 76,915,396
  International Equity Fund    --------------------------  =          $ 8.22
                                       9,355,324

                                     $ 26,188,608
 Real Estate Securities Fund   --------------------------  =          $ 11.27
                                       2,323,699

                                     $ 26,100,100
 Tax-Exempt Fixed Income Fund  --------------------------  =          $ 11.05
                                       2,361,799


 Core Plus Fixed Income Fund         $ 110,280,032         =          $ 10.71
                               --------------------------
                                       10,294,962


Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ(R) National Market and Small Capsm exchanges ("NASDAQ") for which market quotations are available are valued at the last quoted sale price on each Business Day (defined as days on which the Fund is open for business ("Business Day")). Portfolio securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each Business Day. Ifthere is no such reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Information about the market value of each portfolio security may be obtained by the Advisor from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Other fixed-income securities that have a maturity of greater than 60 days are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which approximates market value and involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield that would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using procedures and methods determined by the Board of Trustees.

Purchase and Redemption of Shares
--------------------------------------------------------------------------------

The purchase and redemption price of shares is the NAV next calculated after receipt of an order in proper form. As described in the Funds' prospectus, financial institutions and intermediaries may purchase or redeem Fund shares on any day that the NYSE is open for business by placing orders with the Funds' Transfer Agent (or their authorized agent). Institutions and intermediaries that use certain proprietary systems of the Advisor may place orders electronically through those systems. Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders or that could adversely affect the Fund or its operations.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

Purchases and redemptions of Fund shares may be made on any day the NYSE is open for business. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Distributor, and/or the Custodian are not open for business.

Portfolio Transactions
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Assets of a Fund are invested by the Advisor and the sub-advisor(s) in a manner consistent with the Fund's investment objectives, strategies, policies and restrictions, as well as with any instructions the Board may issue from time to time. Within this framework, the Advisor and sub-advisors are responsible for making all determinations as to the purchase and sale of portfolio securities for a Fund, and for taking all steps necessary to implement securities transactions on behalf of a Fund. When placing orders, the Advisor and sub-advisors will seek to obtain the best net results taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved.

Consistent with their duty to obtain best execution, the Funds' Advisor and sub-advisors may allocate brokerage or principal business to certain broker-dealers in recognition of the sale of shares of a Fund. The Funds have no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities, nor will the Funds purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

For securities traded in the over-the-counter markets, the Advisor or sub-advisor(s) deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere. The Advisor or sub-advisor(s) negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Advisor or sub-advisor(s) generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Advisor or sub-advisor(s). The commissions on such brokerage transactions with investment research or services may be higher than another broker might have charged for the same transaction in recognition of the value of research or services provided. Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among sub-advisors and the suitability of sub-advisors. To the extent portfolio transactions are effected with broker-dealers who furnish research and/or other services to the Advisor or sub-advisor, the Advisor or sub-advisor receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. Such research or services provided by a broker-dealer through whom the Advisor or a sub-advisor effects securities transactions for a Fund may be used by the Advisor or sub-advisor in servicing all of its accounts. In addition, the Advisor or sub-advisor may not use all of the research and services provided by such broker-dealer in connection with the Fund.

The Trust may also enter into arrangements, commonly referred to as "brokerage/service arrangements" with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Funds in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion a Fund's custodian, administrative or transfer agency fees, etc., and, in exchange, the Fund agrees to direct a minimum amount of brokerage to the broker. The sub-advisor, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for a Fund, another portfolio series of the Trust or other private accounts managed by the Advisor or sub-advisor. If and when a Fund and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Fund and the accounts. The simultaneous purchase or sale of the same securities by a Fund and other accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

The brokerage commissions paid by the Funds for the fiscal years ended, June 30, 2002 and 2003 were as follows:

                                             Total Brokerage Fee Paid
                                          --------------------------------
  Fund:                                          2003               2002
  -----                                          ----               ----
  Large Cap Growth Fund                    $     149,350    $     101,747
  Large Cap Value Fund                     $     178,139    $     160,012
  Small/Mid Cap Growth Fund                $      52,461    $      25,220
  Small/Mid Cap Value Fund                 $      85,238    $      50,778
  International Equity Fund                $     426,069    $     171,382
  Real Estate Securities Fund              $      14,738    $      23,569
  Tax-Exempt Fixed Income Fund             $           0    $           0
  Core Plus Fixed Income Fund              $           0    $           0


For the period June 29, 2001 (commencement of operations) through June 30, 2003, there were no broker-dealer transactions.


For the fiscal year ended June 30, 2002 and 2003, the Funds paid the following brokerage commissions to brokers who also provided research services:

                                                Fees paid for Soft Dollar
                                                -------------------------
     Fund:                                             Arrangements
     -----                                             ------------
                                                   2003             2002
                                                   ----             ----

     Large Cap Growth Fund                    $   37,634        $  22,276
     Large Cap Value Fund                     $    1,175        $   2,098
     Small/Mid Cap Growth Fund                $    9,176        $   5,519
     Small/Mid Cap Value Fund                 $   12,503        $   2,697
     International Equity Fund                $   65,417        $       0
     Real Estate Securities Fund              $    1,087        $      26
     Tax-Exempt Fixed Income Fund             $        0        $       0
     Core Plus Fixed Income Fund              $        0        $       0

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended June 30, 2002 and 2003, the Funds had the following portfolio turnover rates:

     Fund                                            Portfolio Turnover Rates
     ---------------------------------------------------------------------------
                                                   2003                   2002
                                                   ----                   ----
     Large Cap Growth Fund                        30.47%                 82.84%
     Large Cap Value Fund                         49.79%                 94.61%
     Small/Mid Cap Growth Fund                    19.02%                 51.57%
     Small/Mid Cap Value Fund                     64.32%                 84.19%
     International Equity Fund                    148.87%                76.83%
     Real Estate Securities Fund                  28.71%                 68.04%
     Tax-Exempt Fixed Income Fund                 19.18%                 11.02%
     Core Plus Fixed Income Fund                  52.99%                 39.01%

Taxes
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The information discussed in this section applies generally to all of the Funds, but is supplemented or modified in additional separate sections that are provided below for the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund.

Distributions of net investment income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividends) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Income dividends earned by a Fund (other than the Tax-Exempt Fixed Income Fund and the Core Plus Fixed Income Fund) from the following income sources will be qualified dividends eligible for taxation at long-term capital gain rates:

     o    dividends paid by domestic corporations,
     o    dividends paid by qualified foreign corporations, including:
          -    corporations incorporated in a possession of the U.S.,
          - corporations eligible for benefits of a comprehensive income tax treaty with the United States which the Treasury determines is satisfactory and which includes an exchange of information program, and
          - corporations whose stock is readily tradable on an established securities market in the United States.

If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of each Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

A Fund must meet certain holding period requirements to qualify the Fund's dividends for taxation at long-term capital gain rates. Specifically, a Fund must hold the portfolio stock for at least 60 days during the 120-day period beginning 60 days before the stock became ex-dividend (or 90-days and 180-days, respectively, for preferred stock).

In order to be treated as a "qualified foreign corporation" under the treaty test, IRS Notice 2003-69 states that a foreign corporation must be eligible for benefits of one of the following U.S. income tax treaties: Australia, Austria, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela.

Dividends from corporations exempt from tax and dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs) do not qualify for this favorable tax treatment. Additionally, income dividends paid from interest earned by a Fund on debt securities will continue to be taxed at the higher ordinary income tax rates.

Distributions of capital gain

A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions

Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you.

Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis in shares of a Fund is taxable as a capital gain.

In the case of the International Equity Fund, if more than 50% of such Fund's total assets at the end of the fiscal year is invested in foreign securities, the International Equity Fund may elect to pass through to you your pro rata share of foreign taxes paid by such Fund. If this election is made, the year-end statement you receive from the International Equity Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The International Equity Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

Information on the amount and tax character of distributions

The Funds will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

Election to be taxed as a regulated investment company

Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such a course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different AssetMark Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Redemptions at a loss within six months of purchase

Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

Wash sales

All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. government securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

If you are a corporate shareholder, a percentage of the dividends to be paid by certain Funds for the most recent fiscal year may qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

Investment in complex securities

A Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

ADDITIONAL TAX INFORMATION WITH RESPECT TO THE TAX-EXEMPT FIXED INCOME FUND

The tax information described in section above applies to the Tax-Exempt Fixed Income Fund, except as noted in this section.

Exempt-interest dividends

By meeting certain requirements of the Code, the Tax-Exempt Fixed Income Fund will qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes. Most states generally do not grant tax-free treatment to interest on state and municipal securities of other states.

Dividends from taxable income

The Tax-Exempt Fixed Income Fund may earn taxable income from many sources, including on any temporary investments, the discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, or ordinary income derived from the sale of market discount bonds. Any distributions by the Tax-Exempt Fixed Income Fund from such income will be taxable to you as ordinary income, and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Tax-Exempt Fixed Income Fund shares or receive them in cash.

Information on the amount and tax character of distributions

The Tax-Exempt Fixed Income Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Tax-Exempt Fixed Income Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Tax-Exempt Fixed Income Fund in December but paid in January are taxed to you as if paid in December.

Dividends-received deduction for corporations


Because the Tax-Exempt Fixed Income Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.


Treatment of private activity bond interest

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Tax-Exempt Fixed Income Fund.

Loss of status of securities as tax-exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Tax-Exempt Fixed Income Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL INFORMATION FOR THE CORE PLUS FIXED INCOME FUND

The Core Plus Fixed Income Fund invests primarily in shares of other investment companies (the "Underlying Funds"). The tax consequences of investment in the Core Plus Fixed Income Fund are generally the same as the consequences of investment in other Funds, other than the Tax-Exempt Fixed Income Fund, except as noted below.

Distributions of net investment income

The Core Plus Fixed Income Fund's income consists of primarily of dividends it receives from the Underlying Funds, less its estimated expenses. Any distributions by the Core Plus Fixed Income Fund from such income (other than qualified dividends) will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

Distributions of capital gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from an Underlying Fund's net short-term capital gain will be taxable to the Core Plus Fixed Income Fund and, in turn, to you as ordinary income. Distributions from an Underlying Fund's net long-term capital gain will be taxable to the Core Plus Fixed Income Fund and, in turn, to you as long-term capital gain, regardless of how long you have held your shares in the Core Plus Fixed Income Fund. Capital gain will be distributed by the Core Plus Fixed Income Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Core Plus Fixed Income Fund.

Effect of foreign investments on distributions

Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Core Plus Fixed Income Fund as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Core Plus Fixed Income Fund. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to the Core Plus Fixed Income Fund and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Core Plus Fixed Income Fund. A return of capital generally is not taxable to the Core Plus Fixed Income Fund, but reduces Core Plus Fixed Income Fund's tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Core Plus Fixed Income Fund's tax basis is taxable to the Core Plus Fixed Income Fund as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to the Core Plus Fixed Income Fund and, in turn, to you.

U.S. government securities


The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Dividends paid by the Core Plus Fixed Income Fund may not be exempt from state and local taxes in certain states when the Core Plus Fixed Income Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

Investment in complex securities

An Underlying Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Underlying Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Underlying Fund (possibly causing the Underlying Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Underlying Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount and timing of income distributed by an Underlying Fund to the Core Plus Fixed Income Fund and, in turn, to you.

Performance Information
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Yield Calculations
------------------

     Yield is computed based on the net income of a Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of shares is calculated by dividing the net investment income per share for that Fund (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that Fund on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that class is based on the average daily number of shares of the class outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that Fund minus expenses accrued for the period attributable to that Fund, net of reimbursements.

This calculation can be expressed as follows:

                           YIELD =  2[(a-b + 1)6 - 1]
                                       ---
                                       cd


         Where: a =     dividends and interest earned during the period.

                b =     expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d = Maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Interest earned on tax-exempt obligations of the AssetMark Tax-Exempt Fixed Income Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

     Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     In addition, the AssetMark Tax-Exempt Fixed Income Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the yield of the Fund. The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal income tax and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields. The tax rate used is 35.0%, which is the highest marginal tax rate for individuals for 2003.


                                                                        Tax Equivalent Yield
                                         Yield for 1 month ended as   for 1 month ended as of
Fund                                            of 9-30-03                     9-30-03
----                                            ----------                     -------
AssetMark Tax-Exempt Fixed Income Fund          1.96%                          3.24%

Average Annual Total Return
---------------------------

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                       n
                                  P(1+T) = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The average annual total return computed at the public offering price (net asset value) for the Fund for the indicated periods ended June 30, 2003 were as follows:

                                                              Since Inception
                                                              ---------------
                                               1 Year         (June 29, 2001)
                                               ------         ---------------
   Large Cap Growth Fund                         4.26%             -12.86%
   Large Cap Value Fund                         -3.89%              -5.84%
   Small/Mid Cap Growth Fund                     6.11%             -12.58%
   Small/Mid Cap Value Fund                     -0.20%               0.65%
   International Equity Fund                    -7.92%              -9.16%
   Real Estate Securities Fund                   4.87%               9.61%
   Tax-Exempt Fixed Income Fund                  7.78%               7.11%
   Core Plus Fixed Income Fund                  10.47%               8.21%

     Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through June 30, 2003. Accordingly, the Fund's return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions)
----------------------------------------------------------

     The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:

                                       n
                                P(1 + T) = ATVD

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return (after taxes on distributions); "n" equals the number of years; and "ATVD" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. The income tax rate used prior to December 31, 2002 was 38.6%. The income tax rate used after January 1, 2003 was 35.0%.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor or Sub-Advisor.

         The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the indicated periods ended June 30, 2003 were as follows:

                                                             Since Inception
                                                             ---------------
                                              1 Year         (June 29, 2001)
                                              ------         ---------------
        Large Cap Growth Fund                   4.26%             -12.86%
        Large Cap Value Fund                   -4.15%              -6.01%
        Small/Mid Cap Growth Fund               6.11%             -12.58%
        Small/Mid Cap Value Fund               -0.20%               0.65%
        International Equity Fund              -8.05%              -9.22%
        Real Estate Securities Fund             3.32%               8.28%
        Tax-Exempt Fixed Income Fund            7.78%               7.11%
        Core Plus Fixed Income Fund             8.68%               6.44%

     Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through June 30, 2003. Accordingly, the Fund's return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions and Redemptions)
--------------------------------------------------------------------------

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:

                                       n
                                P(1 + T) = ATVDR

where "P" equals a hypothetical initial payments of $1,000; "T" equals average annual total return (after taxes on distributions and redemptions); "n" equals the number of years; and "ATVDR" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. The income tax rate used prior to December 31, 2002 was 38.6%. The income tax rate used after January 1, 2003 was 35.0%.

     Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor or Sub-Advisor.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemption) computed at the public offering price (net asset value) for the Fund for the indicated periods ended June 30, 2003 were as follows:

                                                             Since Inception
                                                             ---------------
                                               1 Year        (June 29, 2001)
                                               ------        ---------------
        Large Cap Growth Fund                    2.77%          -10.81%
        Large Cap Value Fund                    -2.57%           -5.05%
        Small/Mid Cap Growth Fund                3.97%          -10.58%
        Small/Mid Cap Value Fund                -0.13%            0.55%
        International Equity Fund               -5.17%           -7.76%
        Real Estate Securities Fund              2.94%            7.33%
        Tax-Exempt Fixed Income Fund             5.79%            6.36%
        Core Plus Fixed Income Fund              6.72%            5.91%

         Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through June 30, 2003. Accordingly, the Fund's return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Other Information

The Funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

If permitted by applicable law, the Funds may advertise the performance of registered investment companies or private accounts that have investment objectives, policies and strategies substantially similar to those of the Funds.

Comparison of Fund Performance

The performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

The Funds may from time to time use the following unmanaged indices for performance comparison purposes:

o S&P 500 - The S&P 500 is a representative sample of 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large-cap segment of the market with over 80% coverage of U.S. equities, it also serves as a proxy for the total market. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.

o S&P MidCap 400 - The S&P MidCap 400 Index is a the most widely used index for mid-sized companies. The Index covers approximately 7% of the U.S. equities market.

o Russell Midcap(R) - The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 26% of the total market capitalization of the Russell 1000(R) Index.

o Russell 1000(R) - The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.


o Russell 1000(R) Value - The Russell 1000(R) Value Index consists of those securities in the Russell 1000(R) Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

o Russell 1000(R) Growth - The Russell 1000(R) Growth Index consists of those securities in the Russell 1000(R) Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.



o Russell 2000(R) - The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.


o Russell 2500(TM) Value - The Russell 2500(TM) Value Index consists of stocks from the Russell 2500 Index with a less-than-average growth orientation. The stocks are also members of the Russell 1000(R) Value and Russell 2000(R) Value indexes.

o Russell 2500(TM) Growth - The Russell 2500(TM) Growth Index consists of stocks from the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Value and Russell 2000(R) Value indexes.

o MSCI EAFE - The MSCI EAFE is an unmanaged index of over 1000 foreign common stock prices and includes the reinvestment of dividends.


o Lehman Brothers Aggregate Bond - the Lehman Brothers Aggregate Bond Index is a market-capitalization weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

o Wilshire REIT - the Wilshire REIT Index is a market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs). No special purpose or healthcare REITs are included. The index is rebalanced monthly and reconstituted quarterly.

o Lehman Muni Bond Fund - the Lehman Muni Bond Fund index is a broad-based total return index comprising 8,000 investment grade, fixed-rate, and tax-exempt issues, with a remaining maturity of at least one year, including state and local general obligation, revenue, insured, and pre-refunded bonds that are selected from issues larger than $50 million dated since January 1984.

o Lipper Large-Cap Growth Funds - the Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. These funds, by portfolio practice, invest at least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an above average price-to-earnings ration, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

o Lipper Large-Cap Value Funds - the Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. These funds, by portfolio practice, invest as least 75% of equity assets in companies with market capitalizations (on three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

o Lipper Small-Cap Growth Funds - the Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap Core funds have more latitude in the companies in which they invest. These funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

o Lipper Small-Cap Value Funds - the Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest 75% of equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap Core funds have more latitude in the companies in which they invest. These funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

o Lipper International Funds - the Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States.

o Lipper Real Estate Fund - the Lipper Real Estate Fund Index is an equally weighted index of the largest 30 funds within the real estate funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.

o Lipper General Municipal Debt Fund - the Lipper General Municipal Debt Fund Index tracks funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings.

o Lipper General Bond Funds - the Lipper General Bond Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that do not have any quality or maturity restrictions.

Independent Auditors
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California, 94105-2119, serves as the Funds' independent auditors, whose services include examination of the Funds' financial statements and the performance of other related audit and tax services.

Legal Counsel
--------------------------------------------------------------------------------

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 serves as the Funds' legal counsel.


Financial Statements
--------------------------------------------------------------------------------

The 2003 Annual Report for the Fund for the fiscal year ended June 30, 2003 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

--------------------------------------------------------------------------------

Appendix

Standard & Poor's ("S&P") Corporate Bond Rating Definitions

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Corporate Bond Rating Definitions

Aaa-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

Baa-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Rating Definitions

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.